UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

SCHEDULE 14A INFORMATION
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TRISTATE CAPITAL HOLDINGS, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement if other than the registrant)
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TriState Capital Holdings, Inc.
One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 17, 2021

To the Shareholders of TriState Capital Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of TriState Capital Holdings, Inc. (“TriState Capital,” “TSC” or the “Company”), will be held on Monday, May 17, 2021, at 9:00 a.m., Eastern Time, over the internet in a virtual-only format at www.issuerdirect.com/virtual-event/tsc, for the purpose of considering and voting on the following matters:

1.The election of three Class I directors;
2.A non-binding advisory vote on the compensation of TriState Capital’s named executive officers;
3.The ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.A vote to amend the Company’s Omnibus Incentive Plan to increase the number of authorized shares of common stock issuable under the plan and to clarify eligibility for participation under the Omnibus Incentive Plan;
5A.A vote to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock;
5B.A vote to amend the Company’s Articles of Incorporation to authorize the creation of non-voting common stock; and
6.The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record of TriState Capital at the close of business on April 1, 2021, are entitled to notice of, vote and attend such meeting or any adjournment thereof.

Your vote is important. In order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy as soon as possible in the enclosed envelope (no postage is required for mailing in the United States) or vote by Internet or by telephone as described in the enclosed materials. The proxy materials will be mailed on or about April 7, 2021.

By Order of the Board of Directors,

Karla Villatoro de Friedman, Corporate Secretary

Pittsburgh, Pennsylvania
April 7, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2021.
Copies of the documents included in this mailing, including the proxy statement and our Annual Report to Shareholders, are also available at https://ir.tscbank.com/AnnualMeeting, by calling us at 412-304-0304 or by sending an e-mail request to investorrelations@tscbank.com.

TRISTATE CAPITAL HOLDINGS, INC.

PROXY STATEMENT - TABLE OF CONTENTS

APPENDICES
Amendment to the 2014 Omnibus Incentive Plan	Appendix A
Amendment to Articles of Incorporation	Appendix B

Proxy Summary An overview of selected information in this year’s proxy. Please read the entire proxy before voting.

Ticker	Annual Meeting of Shareholders	Record Date
Nasdaq: TSC	May 17, 2021, 9:00 a.m. ET Attend virtually at www.issuerdirect.com/virtual-event/tsc	April 1, 2021

Voting Matters

Proposal			Board Recommendation	Page Reference
1.	Election of three Class I directors	To four-year terms	For	12
2.	Non-binding advisory vote	On compensation of named executive officers	For	22
3.	Ratification of KPMG LLP	As independent registered public accounting firm for 2021	For	49
4.	Amend Omnibus Incentive Plan	Increasing maximum number of shares authorized for equity incentive program under which nearly 40% of TSC employees had outstanding grants as of February 28, 2021 and to clarify eligibility for participation under the Omnibus Incentive Plan	For	50
5A.	Increase Authorized Shares of Common Stock	Amendment to Articles of Incorporation to increase number of authorized shares of common stock	For	57
5B.	Create Non-Voting Common Stock	Amendment to Articles of Incorporation to authorize creation of non-voting common stock	For	59

Overview

A National Financial Services Company
TriState Capital Holdings, Inc. (Nasdaq: TSC) is a national financial services company. The TriState Capital Bank subsidiary is one of the nation’s leading providers of marketable-securities-backed private banking loans marketed through financial advisors, as well as a regional commercial bank for middle-market enterprises and a provider of liquidity and treasury management services to institutional and high net worth (“HNW”) individual clients nationally through financial intermediaries. The Chartwell Investment Partners subsidiary offers actively managed equity and fixed income products to institutional clients nationwide, as well as mutual funds marketed to registered investment advisors and other members of TSC’s national network of financial intermediaries.

Independent and Expert Financial Services Industry Directors
Independent directors make up 75% of TSC’s Board of Directors (the “Board”). Directors are national leaders in their industries, including investment management, financial services, real estate, corporate finance and accounting and commercial finance.

Management and Board Interests Aligned with those of Common Shareholders
Since inception of the Company in January 2007, every TSC Board member and named executive officer (“NEO”) has been required to be a common shareholder of the Company. Non-employee directors are subject to share ownership guidelines requiring them to attain ownership of Company stock with a value equal to at least five times their respective annual director retainer fee within five years. It is anticipated that this ownership guideline will be waived with respect to the director who is the board representative for Stone Point Capital LLC (“Stone Point”), a large shareholder. Each of our NEOs has acquired stock ownership through their own investment as well as historically electing to take TSC restricted common stock in lieu of a portion of cash incentive compensation.

Executive Compensation Incentivizing Long-Term Earnings Growth and Performance
The Company’s compensation philosophy is to promote and reward long-term value creation for shareholders through responsible growth. We seek to achieve this by providing fair and competitive compensation to our executives through programs designed to reinforce our high-performance culture focused on strategic and financial performance objectives that are consistent with sound principles of risk management. A substantial portion of our NEOs’ compensation is “at risk” and is earned only upon achievement of predetermined performance targets that are consistent with our philosophy. This compensation is paid in a combination of restricted stock grants with a minimum three-year vesting schedule and annual cash incentives, often with a majority of the incentive received as restricted stock.

Benchmarking High-Growth Financial Services Peers with Substantial Non-Bank Revenues for Performance, Talent and Compensation
TSC serves sophisticated institutional, corporate and HNW clients through its national franchises in private banking, liquidity and treasury management, and investment management, as well as its regional commercial banking business. As a result, the Company competes with some of the world’s largest financial services companies for talent and referral relationships nationwide. Investment management fees and other non-interest income represented over 28% of TSC’s revenue in 2020, and TSC utilizes an executive compensation peer group for benchmarking purposes (the “Proxy Peer Group”), which includes companies also generating revenue from non-interest income generating businesses. TSC has consistently grown its balance sheet at double-digit annual rates as a public company. Accordingly, its Proxy Peer Group is composed of high-growth financial services companies.

Board Class I – Term to Expire 2025

Director Nominee	Selected Experience and Qualifications	TSC Common Shares Beneficially Owned	Board Committee
Mr. David L. Bonvenuto, 53 Director since ‘15 Independent	President & CEO of XPER Inc. •Corporate leadership/governance •Corporate finance/accounting •Civic leadership	26,421	Audit (chair) Risk
Mr. James J. Dolan, 66 Director since ‘06 Lead Independent Director	Managing Member of Voyager Holdings II, LLC, Vice Chairman of Hall of Fame Resort & Entertainment Co., and Chairman of Ascent Data •Financial services/technology industries •Corporate leadership/governance •Public company	65,457	Compensation Nominating and Corporate Governance Technology Subcommittee of the Risk Committee (chair)
Ms. Audrey P. Dunning, 59 Director since ‘20 Independent	CEO of AMP Growth Advisors, LLC •Information technology •Financial services •M&A	9,412	Audit Risk Technology Subcommittee of the Risk Committee

Beneficial owner of ≥9,000 TSC shares
Independent
Financial services industry expertise
Corp board chair, CEO or president experience
Corp finance/ accounting experience
≥75% BoD and Committee Attendance

Governance at a Glance

New in 2020-2021	•The Risk Committee formed a Technology Subcommittee that provides additional oversight and management of technology, data privacy, cybersecurity and information security risks.
Company Highlights
•Every TSC director (other than the director affiliated with Stone Point) and NEO is a common shareholder of the Company, beneficially owning between 9,000 and 1.5 million shares. TSC directors, NEOs, and their affiliated entities collectively own ~16% of shares outstanding as of February 28, 2021.
•All non-executive directors are in compliance with our minimum share ownership guidelines, which require such directors to attain ownership of Company stock with a value equal to at least five times their respective annual retainer fee within five years. It is anticipated that this ownership guideline will be waived with respect to the director who is the board representative for Stone Point, a large shareholder. (p. 38)
•Our anti-hedging policy prohibits directors and NEOs from purchasing any financial instrument or entering into any transaction designed to hedge or offset a decrease in the market value of TSC stock. (p.19)
•TSC Audit Committee members may not serve on more than two other public company audit committees.
•TSC Board members may not serve on more than four public company boards.
•The Board’s Lead Independent Director is a non-employee director elected to a two-year term by the independent directors.
•Each director participated in at least 75% of the meetings of the Board and the committees of the Board on which the director served in 2020.
•The Company has never instituted a “poison pill” shareholder rights plan.
•Special meetings may be called at any time by shareholders entitled to cast at least 10% of the votes.

Shareholder Engagement

Phone, Mail and Email	24 Hours	130 Meetings
The Company publishes contact information for any shareholder to contact the full board, any individual director, the Lead Independent Director, Chairman & CEO, other NEOs, and/or Investor Relations. All shareholders are encouraged to attend the Company’s annual meeting and participate in management’s publicly accessible quarterly investor calls.	The Company aims for the CEO, CFO, other NEOs, or Investor Relations team to respond to every top-50 shareholder inquiry within one business day and all investor inquiries within one week.	During 2020 the CEO, CFO and other NEOs participated in at least 130 in-person and telephone meetings with current and prospective investors. The Company conducts meetings and calls with shareholders throughout the year to discuss the Company’s business and better understand investor perspectives on issues of importance to them.

Compensation Policies

What We Do
•Promote and reward long-term value creation for shareholders.
•Place a substantial portion of NEOs’ compensation at risk based on achievement of established performance targets in line with our responsible growth philosophy, complimented with our form of payment, through which a material portion, if not a majority, is paid in the form of either time-vested or performance target vested restricted stock grants.
•Impose a minimum three-year vesting schedule for any time-vested equity compensation paid to directors and NEOs, as well as other officers and employees.
•Disclose performance metrics and targets for determining short-term incentive compensation (p.31) and long-term incentive compensation. (p. 34)
•Maintain a “clawback” policy on NEO compensation (p. 38).
•Limit perquisites for NEOs and make available to all full-time employees the same health insurance and 401(k) retirement plan benefits as are provided to NEOs. (p. 38)
•Solicit an annual “say on pay” shareholder advisory vote on executive compensation, in which 99% of votes were cast in favor of executive compensation in 2020. (p. 24)
•Annually report to the full Board on the alignment of executive pay with performance.
•Share ownership guidelines require non-employee directors to own Company stock with a value equal to at least five times their respective annual director retainer within five years of joining the Board. It is anticipated that this ownership guideline will be waived with respect to the director who is the board representative for Stone Point, a large shareholder.

What We Don’t Do
•No employment agreements with NEOs, who are employed at-will.
•No option repricing.
•No equity compensation awarded to directors, NEOs or employees without a minimum three-year vesting schedule or specific performance targets.
•No excise tax gross ups or tax reimbursements for limited perquisites available to NEOs.
•No non-employee director perquisites.

Commercial and Financial Intermediary Clients
TSC primarily serves institutional and commercial clients, as well as HNW individuals who have access to TSC’s offering through independent investment advisory firms, trust companies, broker/dealers, family offices and other financial intermediaries that are members of the Company’s national referral network.

TriState Capital Private Banking Loans
•Not marketed directly to clients.
•Financial advisors whose firms are members of TSC’s national referral network may be eligible to offer TSC’s marketable-securities-backed loan product to their HNW clients.

Chartwell Investment Management Products
•Equity and fixed income strategies offered to institutional investors, HNW individuals, family offices and other sophisticated clients across the U.S.
•The Chartwell Family of Funds are marketed through registered investment advisors, financial planners and other members of TSC’s national network of financial intermediaries.

TriState Capital Middle Market Commercial Loans
•Middle market commercial and industrial and commercial real estate loans.
•Primarily to businesses with revenues between $10 million and $300 million.
•Commercial borrowers primarily located in the Pennsylvania, New Jersey, New York and Ohio markets TSC serves.

TriState Capital Liquidity and Treasury Management Solutions
•Marketed to corporate and institutional clients including family offices, credit unions, middle-market commercial customers, foundations and other non-profits, broker/dealers, futures and commodities firms, and other financial services firms.
•Financial advisors whose firms are members of TSC’s national referral network may be eligible to refer TSC’s liquidity and treasury management solutions to their HNW clients.

Our interactions with clients and financial intermediaries are highly regulated and subject to our Codes of Business Conduct and Ethics, which include, but are not limited to, provisions on:
•Conflicts of interest
•Confidentiality
•Fair dealing
•Compliance with laws, rules and regulations
•Reporting behavior that is not in compliance with the code or otherwise illegal or unethical

TSC’s Codes of Business Conduct and Ethics may be found at:
•https://ir.tscbank.com/Governance

Recruiting, Rewarding and Retaining Top Talent
We compete with some of the world’s largest financial services firms for proven and highly experienced talent to serve sophisticated institutional and HNW clients through our national franchises in private banking, liquidity and treasury management and investment management, as well as our regional commercial banking clients.

Competitive Compensation
•TSC’s median employee total annual compensation was $138,861 in 2020.
•Every full-time TSC employee is eligible for comprehensive benefits, including paid time off and the same health insurance and 401(k) plan that NEOs may participate in.
•TSC employees are also eligible to receive additional compensation through one of our many incentive plans, which are a major recruiting and retention tool.

Interests Aligned with Shareholders
•99% of TSC employees have some portion of their annual compensation at risk, with attractive incentives based on individual, team and/or company performance.
•~16% of the Company’s common stock is beneficially owned by TSC directors, NEOs, and their affiliated entities as of February 28, 2021.

Strong Employee Contribution Metrics
•Workforce grew by 32 full-time equivalent employees in 2020 to 308 FTEs.
•Total compensation/revenue was 37.2% in 2020 compared to 38.6% in 2019.
•Revenue/employee was $621,000 in 2020, 15% greater than TSC’s Proxy Peer Group median, and 85% greater than the U.S. bank $5B-$10B median.

COVID-19 and Employee Health, Safety and Wellness
•The safety, health and wellness of our employees is always a top priority for us. We know that the well-being of our business is intricately tied to the well-being of our team. We have always approached this priority with a holistic approach, focused on physical, emotional, mental, and financial health, and continuously review existing and potential programming to serve the evolving needs of our team.
•In response to the COVID-19 pandemic, we used this holistic approach to craft our strategy and execution. We took a variety of actions, including promptly initiating remote work plans to enhance the health environment within our offices and significantly reducing the number of employees working on-site to mitigate against transmission of the virus.
•We formed a COVID-19 steering team to advise on the Company’s overall response to the pandemic, including developing and monitoring mitigation; tracking relevant national, state and local government guidelines, directives and regulations; and assessing appropriate work-in-office protocols.
•As an essential business, we retained an in-office-work environment, and took many other initiatives to promote the health and well-being of those in our offices, including continuous enhanced cleaning, paid on-site parking, delivered lunches, and access to on-site nurses in our offices with mandatory temperature checks and health questionnaires.
•When considering the financial health of our team during this time, we established enhanced benefit programs to address expenses tied to balancing work with life under quarantine conditions, including stipends for employees working in our offices, as well as those working remotely to assist in that transition, which we ultimately made more permanent through salary increases.

Diversity and Inclusion
•Since inception, we have been committed to maintaining a diverse and inclusive merit-based workforce and culture.
•We focus on promoting a culture that leverages the talents of all employees, as well as implementing practices that attract, develop, and retain diverse, high-performing talent.
•Our ongoing efforts to attract and retain individuals with diverse experiences and backgrounds have enabled us to expand our candidate pool, providing a rich source of talent and enhancing our reputation as a desirable employer that values diversity and inclusion, from our Board to every level of employment.
•We recently became a member of Vibrant Pittsburgh, an economic development nonprofit that seeks to accelerate the growth rate of diverse workers in the Pittsburgh region, and we continue to pursue similar opportunities where we have our loan production offices.

TSC’s Codes of Business Conduct and Ethics include provisions on our commitments for:
•Providing equal opportunity to qualified individuals in our phases of employment, including recruitment, hiring, placement, promotion, transfer, compensation, benefits, training, educational programs and use of TSC facilities
•Prohibiting unlawful discrimination against any employee or applicant for employment
•Prohibiting all forms of harassment
•Prohibiting retaliation of any kind against individuals who have made good faith reports or complaints of violations of the code or other illegal or unethical conduct

TSC’s Codes of Business Conduct and Ethics may be found at:
•https://ir.tscbank.com/Governance

Annual Revenue per Employee versus Peers

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$527,000
$539,000
$541,000
$600,000
$628,000
$650,000
$621,000
2014
2015
2016
2017
2018
2019
2020
TSC
Proxy Peer Median
U.S. Bank $5B-$10B Median

Source: Company data and S&P Global Market Intelligence

TRISTATE CAPITAL HOLDINGS, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2021

INTRODUCTION

The board of directors (the “Board”) of TriState Capital Holdings, Inc. (“TriState Capital” or the “Company”) is soliciting proxies so that you can vote at our 2021 Annual Meeting of Shareholders and any adjournments of that meeting (the “Annual Meeting”), which will be held as set forth in the accompanying Notice of Meeting. Even if you currently plan to attend the meeting, we urge you to vote by proxy before the meeting to ensure that your vote will be counted.

MEETING INFORMATION

Voting Procedures and Revocation

If you are a Record Holder. If your shares are registered directly in your name with our stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy materials are being sent directly to you by the stock transfer agent at our request. There are three ways you can vote by proxy:

•you may vote over the Internet by going to www.cesvote.com and entering your control number that appears in the proxy materials you receive by mail;

•you may vote by telephone by calling 1-888-693-8683 and following the recorded instructions (if you vote by telephone, you will also need your control number); or

•you may vote by filling out the proxy card accompanying the copy of this proxy statement you receive by mail and sending it back in the envelope provided.

The deadline for record holders to vote by telephone or over the Internet is 3:00 a.m., Eastern Time, on May 17, 2021.

If you are a record holder you can revoke your proxy at any time before the vote is taken at the Annual Meeting by submitting to our Corporate Secretary written notice of revocation, which you can do at the meeting if you attend or by timely completing and returning a new proxy card as of a later date. Written notices of revocation and other communications about revoking proxies should be addressed to TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary. If you vote by proxy and then attend the Annual Meeting, you do not need to vote again at the meeting unless you want to change your prior vote. Attending the Annual Meeting will not cancel your proxy unless you vote at the Annual Meeting.

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with the instructions received. If you sign and return your proxy card without giving specific voting instructions, your proxy will be voted in accordance with the Board’s recommendations below. Except for procedural matters incident to the conduct of the Annual Meeting, management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the notice of the Annual Meeting, and management has no information that others will do so. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies in their discretion.

If Your Shares Are Held in Street Name. If you hold your shares in “street name,” your bank, broker or other nominee is the record holder of your shares and you are considered the “beneficial owner” of the shares. As the beneficial owner you have the right to direct your record holder as to how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. As a result, your bank, broker or other nominee will provide you with these proxy materials together with instructions as to how to direct the bank, broker or other nominee to vote your shares.

If you hold shares in street name, it is important for you to give your bank, broker or other nominee instructions as to how to vote your shares. Banks, brokers and other nominees have discretionary voting power only with respect to routine matters, and failure to provide instructions with respect to any non-routine matter will result in a broker non-vote. In addition, certain brokers have stated that they will no longer exercise discretionary voting power on routine matters. Banks, brokers and other nominees only have discretion to vote uninstructed shares with respect to the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 3). As a result, if you do not provide voting instructions, your bank, broker or other nominee will not be able to vote your shares and a broker non-vote will be deemed to have occurred as to your shares regarding the proposals for the election of directors (Proposal 1), the non-binding advisory vote on the compensation paid to our named executive officers (“NEOs”) in 2019 (Proposal 2), the vote to amend the 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) to increase the number of authorized shares of common stock issuable under the plan (Proposal 4), and the votes to amend the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) to increase the number of authorized shares of common stock (Proposal 5A) and to authorize the creation of non-voting common stock (Proposal 5B), as disclosed in this proxy statement.

We urge all shareholders holding stock in street name to give instructions to their bank, broker or other nominee so that their votes are counted.

If your shares are held in street name and after you give voting instructions to your bank, broker or other nominee you wish to revoke those instructions, you will need to follow the procedures established by such bank, broker or other nominee.

Recommendations of the Board

For the reasons set forth in more detail later in this proxy statement, the Board recommends you vote:

1.FOR the election of David L. Bonvenuto, James J. Dolan and Audrey P. Dunning as Class I members of the Board;

2.FOR the approval of, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

3.FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.FOR the approval to amend the Company’s Omnibus Incentive Plan to increase the number of authorized shares of common stock issuable under the plan and to clarify eligibility for participation under the Omnibus Incentive Plan; and

5A.FOR the approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

5B.FOR the approval to amend the Company’s Articles of Incorporation to authorize the creation of non-voting common stock.

Record Date; Quorum; Required Vote

The securities that can be voted at the Annual Meeting consist of all issued and outstanding shares of common stock, no par value, of TriState Capital (the “common stock”) with each share entitling its owner to one vote on all matters. Only holders of record of our common stock at the close of business on April 1, 2021, (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. There were 171 record holders of common stock and 33,160,605 shares of common stock issued and outstanding as of the Record Date.

A quorum is required for the transaction of business at the Annual Meeting. A quorum is the presence at the meeting, in person or by proxy, of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes for which the bank, broker or nominee exercises voting discretion on a routine matter will be counted as present for purposes of determining presence or absence of a quorum. Because there were 33,160,605 shares of our common stock issued and outstanding as of the Record Date, at least 16,580,304 shares must be present or represented by proxy at the Annual Meeting for a quorum to exist.

The votes required for the proposals identified in the Notice of Meeting are as follows:

1.Election of three Class I directors - a plurality vote, which means the duly nominated candidates receiving the highest number of votes will be elected. You may vote “For” or “Withhold” your vote on Proposal 1.

2.Approval, on a non-binding advisory basis, of a resolution regarding the compensation of the Company’s named executive officers - a majority of the votes cast at the Annual Meeting. You may vote “For,” “Against” or “Abstain” on Proposal 2.

3.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 - a majority of the votes cast at the Annual Meeting. You may vote “For,” “Against” or “Abstain” on Proposal 3.

4.Amendment of the Company’s Omnibus Incentive Plan to increase the number of authorized shares of common stock issuable under the plan and to clarify eligibility for participation under the Omnibus Incentive Plan - a majority of the votes cast at the Annual Meeting. You may vote “For,” “Against” or “Abstain” on Proposal 4.

5A.Amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock - a majority of the votes cast at the Annual Meeting. You may vote “For”, “Against” or “Abstain” on Proposal 5A.

5B.Amendment of the Company’s Articles of Incorporation to authorize the creation of non-voting common stock - a majority of the votes cast at the Annual Meeting by the shareholders of the Company entitled to vote on such amendment. You may vote “For”, “Against” or “Abstain” on Proposal 5B.

Abstentions and broker non-votes will have no effect on the vote on these proposals.

Solicitation of Proxies

This proxy statement is being furnished in connection with the solicitation of proxies by the Board. The cost of soliciting proxies in the form enclosed herewith will be borne by us. In addition to the solicitation of proxies by mail, Internet and telephone, our directors, officers and other employees may also solicit proxies personally or by telephone, although they will not receive any additional compensation for doing so. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of our common stock.

In addition, the Company has retained InvestorCom LLC to act as a proxy solicitor in conjunction with the Annual Meeting. The Company has agreed to pay InvestorCom LLC approximately $6,500 plus reasonable out-of-pocket expenses for proxy solicitation services.

This statement is first being mailed to our shareholders on or about April 7, 2021.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our By-laws provide that the Board will consist of not less than five nor more than 14 members. The Board currently consists of 13 members, separated into four classes, with each class having as nearly as possible the same number of directors. The terms of the classes are staggered so that one class of directors is elected each year for a term of four years. Approximately one-fourth of the Board is elected by the shareholders at each annual shareholders’ meeting for a term of four years, and the elected directors hold office until their successors are duly elected and qualified or until their earliest of death, resignation or removal. Each of the nominees listed below is currently a director of the Company, and David L. Bonvenuto and James J. Dolan were previously elected by the Company’s shareholders. Audrey P. Dunning was elected by the directors in 2020 to fill a vacancy on the Board.

Director Nominees

Certain information about the nominees for director, each of whom is presently a member of the Board, is set forth below:

Name	Age	Principal Occupation	Board Class	Director Since
David L. Bonvenuto	53	President and Chief Executive Officer of XPER Inc.	I	2015

James J. Dolan	66	Managing Member of Voyager Holdings II, LLC, Vice Chairman of Hall of Fame Resort & Entertainment Co., and Chairman of Ascent Data	I	2006

Audrey P. Dunning	59	Chief Executive Officer of AMP Growth Advisors, LLC	I	2020

The election of each nominee requires the affirmative vote of a plurality of the votes cast, meaning that the three nominees who receive the greatest number of votes will be elected. Executed proxies received from holders of record of our common stock will be voted “For” the election of such nominees unless marked to the contrary. All of the nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to serve, which is not anticipated, the proxy will be voted for a substitute nominee to be designated by the Board or the number of directors will be reduced.

You may vote “For” or “Withhold” your vote to elect each nominee for director. Abstentions and broker non-votes will not be counted as either an affirmative vote or a negative vote regarding the election of directors and therefore will have no effect on the election of directors. We do not have cumulative voting rights for the election of directors.

The Board of Directors recommends a Vote “FOR” the election of each of David L. Bonvenuto, James J. Dolan and Audrey P. Dunning as Class I Members of the Board.

Our Directors and Executive Officers

The following table sets forth certain information regarding our directors and executive officers as of April 7, 2021:

Name	Age	Position with TriState Capital Holdings, Inc.	Position with Affiliate	Director Since	Director Until / Class
David L. Bonvenuto	53	Director	Director - TriState Capital Bank; Director - Chartwell Investment Partners, LLC	2015	2021 / Class I
Anthony J. Buzzelli	72	Director	Director - TriState Capital Bank	2014	2024 / Class IV
Helen Hanna Casey	72	Director	Director - TriState Capital Bank	2006	2024 / Class IV
David J. Demas	55	Chief Financial Officer	Chief Financial Officer - TriState Capital Bank	N/A	N/A
E.H. (Gene) Dewhurst	74	Director	Director - TriState Capital Bank	2006	2023 / Class III
James J. Dolan	66	Director	Director - TriState Capital Bank; Director - Chartwell Investment Partners, LLC	2006	2021 / Class I
Christopher M. Doody	48	Director	Director - TriState Capital Bank	2021	2022 / Class II
Audrey P. Dunning	59	Director	Director - TriState Capital Bank	2020	2021 / Class I
Brian S. Fetterolf	50	Vice President and Director	President, Chief Executive Officer, and Director - TriState Capital Bank; President and Director - Chartwell TSC Securities Corp.	2017	2024 / Class IV
James F. Getz	74	Chairman, President, Chief Executive Officer, and Director	Chairman and Director - TriState Capital Bank; Chairman and Director - Chartwell Investment Partners, LLC; Director - Chartwell TSC Securities Corp.	2006	2022 / Class II
Michael R. Harris	51	Director	Director - TriState Capital Bank	2020	2022 / Class II
Timothy J. Riddle	65	N/A	Chief Executive Officer and Director - Chartwell Investment Partners, LLC; Director - Chartwell TSC Securities Corp.	N/A	N/A
Kim A. Ruth	66	Director	Director - TriState Capital Bank	2017	2022 / Class II
A. William Schenck III	77	Vice Chairman and Director	Vice Chairman and Director - TriState Capital Bank	2006	2023 / Class III
John B. Yasinsky	81	Director	Director - TriState Capital Bank	2006	2023 / Class III

A brief description of the background of each of our current directors and executive officers is set forth below. No director or executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or executive officer.

Director Biographies

Class I Nominees for Election to a Four-Year Term Expiring at the 2025 Annual Meeting of Shareholders

David L. Bonvenuto. Mr. Bonvenuto is the President and Chief Executive Officer of XPER Inc. (previously named “Ibis Tek, Inc.”), a privately-held contract manufacturer with a primary focus on transparent and opaque armor solutions for both private and military applications. Prior to XPER Inc., Mr. Bonvenuto was the President and Chief Executive Officer of Oberg Industries LLC, a privately-held contract manufacturer specializing in precision metalworking with a focus on the medical device, energy, aerospace/defense and metal packaging end markets. A cum laude graduate of West Virginia University, where he majored in business administration with an emphasis in accounting, Mr. Bonvenuto is also a member of the Board of Directors and Vice Chairman of Catalyst Connection. Mr. Bonvenuto’s management, financial, accounting and auditing experience, as well as his longstanding knowledge of and relationships in the Pittsburgh business community, qualify him to serve on the Board and as Chairperson of the Audit Committee of the Board.

James J. Dolan. Mr. Dolan is a managing member of Voyager Holdings II, LLC, a diversified company that invests in and operates businesses in the technology, financial service, aviation and natural resource industries. He also serves as Vice Chairman of the Hall of Fame Resort & Entertainment Co. in Canton, Ohio, a Nasdaq listed company. Previously, he served as Chairman and Chief Executive Officer of Gordon Pointe Acquisition Corp., a special purpose acquisition company, which merged with the Hall of Fame Resort & Entertainment Co. in 2020. He also is Chairman of Ascent Data, a provider of cloud computing solutions and data center services. Mr. Dolan’s prior financial services industry experience includes tenure as an executive officer of Federated Investors, Inc. for 19 years, where he served as President and Chief Executive Officer of Federated Services Company, a provider of shareholder services, marketing, distribution, custody, transfer agency and technology products to regulated companies and investment advisors. Mr. Dolan previously served as Chairman and Chief Executive Officer of Liberty Bank and Trust Company, and he currently serves on the board of directors of PlanMember Services Corp., an asset manager and broker dealer with $12 billion in assets under advisement. Mr. Dolan currently serves on the boards of the following non-profit organizations: The Pittsburgh Vintage Grand Prix Association (chairman), Going to the Sun Rally (chairman), and the Shelby American Automobile Club (director). He is a graduate of Villanova University and Duquesne University School of Law. Mr. Dolan’s experience as a director and executive officer of banks, financial service and technology companies, and his extensive and diverse managerial experience, qualify him to continue to serve on the Board and to serve as the Chairperson of the Technology Subcommittee of the Risk Committee of the Board.

Audrey P. Dunning. Ms. Dunning is the founder and has served since July 2019 as the Chief Executive Officer of AMP Growth Advisors, LLC, a firm specializing in advising businesses on growth strategy, executive coaching and their digital transformation journeys. Previously, Ms. Dunning served as Chief Executive Officer of Summa Technologies, a digital solutions consultancy, from 2007 through its August 2017 acquisition by CGI, a global information technology consulting company. Ms. Dunning subsequently served as Senior Vice President of CGI’s Great Lakes Business Unit until December 2018. Ms. Dunning also served on the Board of Directors for the Pittsburgh Branch of the Federal Reserve Bank of Cleveland from 2015 through 2020, and between 2016 and 2019, Ms. Dunning served on the Board of Directors of Dollar Bank. Ms. Dunning’s 35 years of experience in the technology industry as well as her prior board involvement with another large regional bank and the Federal Reserve Bank of Cleveland qualify her to serve on the Board.

Class II Directors Continuing in Office Until the 2022 Annual Meeting of Shareholders

Christopher M. Doody. Mr. Doody is a Managing Director at Stone Point Capital LLC (“Stone Point”), a private equity firm focused primarily on the financial services industry. He joined the Stone Point platform in 1998. Previously, he served as an investment banker at Merrill Lynch & Co. Mr. Doody is a former director of Independent Bank Group, Inc., as well as other privately held banks and financial services firms. He has an MBA from Columbia Business School and is a graduate of Middlebury College. Mr. Doody was appointed to the Board pursuant to the terms of the Investment Agreement between the Company and T-VIII PubOpps LP, an affiliate of investment funds managed by Stone Point, as described further in Proposal 5A. Mr. Doody’s extensive experience as a director of several bank holding companies and his experience with financial services companies as an employee of Stone Point qualify him to serve on the Board.

James F. Getz. Mr. Getz is the founder of the Company and has served as Chairman, President, Chief Executive Officer and director of the Company since its inception. He also serves as Chairman and member of the Board of Directors of TriState Capital Bank and Chartwell Investment Partners, LLC (“Chartwell”), and as a director of Chartwell TSC Securities Corp. He has held multiple senior positions with Federated Investors, Inc., including as a director of that company and as President of Federated Securities Corporation. He also served as President and director of Federated Bank & Trust Company. A graduate of King’s College (and a prior member of the board of directors of that institution), Mr. Getz holds a master’s degree from Villanova University. Mr. Getz’s extensive business, banking, investment management and public company experience, as well as his long-standing business and banking relationships within our primary markets, qualify him to continue to serve on the Board and as Chairman of the Board.

Michael R. Harris. Mr. Harris is the Head of Capital Markets & Business Development for Citadel Securities, having joined the firm in 2018. His prior experience includes serving as a Managing Director at Morgan Stanley Investment Management and, prior to this position, as the deputy chief investment officer of the Department of the Treasury, wherein Mr. Harris was responsible for managing a variety of assets within the Troubled Asset Relief Program (TARP). Mr. Harris began his career at Merrill Lynch, and subsequently served in a variety of investment banking and capital markets roles at JPMorgan and UBS Investment Bank. He received a bachelor’s degree in economics and a bachelor’s degree in social policy from Northwestern University. Mr. Harris’ extensive banking, capital markets, and regulated industry experience qualify him to serve on the Board.

Kim A. Ruth. Ms. Ruth currently serves as a Managing Director of Apex Partners, LLC, an advisory business based in Houston, Texas. Ms. Ruth served as Chairperson of the Houston Region of Bank of Texas, a division of BOK Financial Corporation, from September 2014 through November 2015. Prior to that position, Ms. Ruth served for 20 years in different capacities at Bank of America, including five years as its Texas State President and 10 years as its Houston Market President. During her last year at Bank of America she was one of 11 regional managers for Merrill Lynch, Bank of America's wealth management advisory business. Ms. Ruth held commercial banking positions at JPMorgan Chase (formerly Texas Commerce Bank) and State Street Bank prior to moving to Bank of America. A cum laude graduate of Bucknell University, she serves on the board and as the Finance Committee Chair of the Greater Houston Community Foundation and has served on many other nonprofit boards in the Houston, Texas, area, including the United Way of Houston. Ms. Ruth’s experience in banking and wealth management advisory businesses, as well as her management experience, qualify her to continue to serve on the Board and as Chair of the Risk Committee of the Board.

Class III Directors Continuing in Office Until the 2023 Annual Meeting of Shareholders

E.H. (Gene) Dewhurst. Since 1992, Mr. Dewhurst has served as vice president-finance and treasurer, and since 1998 as a director, of Falcon Seaboard Resources LLC, which manages the Falcon Seaboard entities, based in Houston, Texas. Falcon Seaboard is a diversified group of affiliated companies with interests in a variety of industries, including energy production, services, and investments. Mr. Dewhurst has also been actively involved in the banking industry, spending 20 years working as a corporate lender and subsequently serving on the boards of directors of various banks prior to joining the Board and the board of TriState Capital Bank. From 2003 to 2009, he was a director of the United Fuel & Energy Corporation, a publicly-traded distributor of gasoline, diesel and lubricant products that was acquired by Southern Counties Oil Co. in 2009. Mr. Dewhurst is also actively involved in civic and religious organizations. He currently serves as a director on several boards including Biblica, Inc., The Houston Symphony Endowment, and The David Dewhurst Foundation. He is a graduate of the University of Texas, Austin, and the Southwestern Graduate School of Banking at Southern Methodist University. Mr. Dewhurst’s experience in banking and as an investment and corporate financial professional for multiple, diversified entities, and his ability to interpret capital markets, assess financial statements and projections, comprehend capital demand and analyze risk associated with asset allocation, qualify him to continue to serve on the Board.

A. William Schenck III. Mr. Schenck has served as Vice Chairman and director of both TriState Capital and TriState Capital Bank since the inception of the Company. Mr. Schenck’s prior experience includes service as Secretary, Pennsylvania Department of Banking, Chairman and Chief Executive Officer, Fleet Mortgage Group, Vice Chairman, Great Western Financial Corporation, and multiple executive and managerial roles at PNC Bank. Mr. Schenck has also played an active role in numerous civic and economic development enterprises, including the Allegheny Conference on Community Development, the Pennsylvania Economy League, the Pennsylvania Housing Finance Agency and a number of boards and agencies of the Pennsylvania state government. He is a graduate of the University of Virginia. Mr. Schenck’s career in banking, business, community and government service qualify him to continue to serve on the Board.

John B. Yasinsky. Mr. Yasinsky is the retired chairman and chief executive officer of OMNOVA Solutions Inc., Fairlawn, Ohio, a specialty chemicals and building products company. He was previously a director of A. Schulman, Inc. in Akron, Ohio (retired December 2014) and CMS Energy Corp. in Jackson, Michigan (retired May 2015). Prior to joining OMNOVA, he served as the chairman and Chief Executive Officer of GenCorp. in Fairlawn, Ohio, as well as Group President of Westinghouse Electric Company. Mr. Yasinsky is a graduate of Wheeling Jesuit University, the University of Pittsburgh (M.S.) and Carnegie Mellon University (Ph.D.). His business and management experience qualify him to continue to serve on the Board and as Chairperson of the Nominating and Corporate Governance Committee of the Board.

Class IV Directors Continuing in Office Until the 2024 Annual Meeting of Shareholders

Anthony J. Buzzelli. Mr. Buzzelli is a former partner with Deloitte & Touche, LLP where he spent 40 years, retiring as Vice Chairman and Regional Managing Partner for the Pacific Southwest region. During his time at Deloitte & Touche, LLP, he also served as the National Managing Partner, U.S. Regions, on the firm’s Executive Committee and was a member of its board of directors and operating committee. He is currently a member of the Board of Visitors of Penn State Smeal College of Business and a member of the boards of directors of American Automobile Association (AAA), Hall of Fame Resort and Entertainment Co. (Audit Committee Chair), ACE (Southern California AAA) and MedStar Health, Inc. He was previously a board member of the Los Angeles Music Center, L.A. Chamber of Commerce, L.A. Police Foundation, World Affairs Council, and Town Hall Los Angeles, and a member of the board of advisors of the University of California, Los-Angeles School of Public Affairs. In addition, Mr. Buzzelli was Chairman of the Southern California Leadership Network and Trustee and Audit Committee Chairman of the California Science Center. Mr. Buzzelli’s extensive financial, accounting and auditing experience, as well as his longstanding knowledge of and relationships in the Pittsburgh business community, qualify him to continue to serve on the Board.

Helen Hanna Casey. Since 1991, Ms. Casey has served as president and as a director of Hanna Holdings, Inc., a real estate firm headquartered in Pittsburgh, Pennsylvania. She is also a president and Chief Executive Officer of Howard Hanna Real Estate Services, a large residential real estate brokerage company and a subsidiary of Hanna Holdings, Inc. Since 1987, she has served on the board of directors of West Penn Multi-List, Inc., a company that provides real estate listing services. In addition, since 2007, she has served on the board of directors of the Strategic Investment Fund, a private source of financing for real estate projects in the City of Pittsburgh and surrounding regions. She has served as a member of the executive committee of the Allegheny Conference on Community Development and chairwoman of the Greater Pittsburgh Chamber of Commerce. A graduate of Georgian Court University, Ms. Casey holds the professional designations of GRI (Graduate Realtors Institute) and CRB (Certified Residential Broker). Ms. Casey’s real estate industry experience as well as her business and civic leadership roles and experience qualify her to continue to serve on the Board and as Chair of the Compensation Committee of the Board.

Brian S. Fetterolf. Mr. Fetterolf is President and Chief Executive Officer of TriState Capital Bank (2017 to present), Vice President of TriState Capital (2013 to present), President of Chartwell TSC Securities Corp. (2017 to present), and a director of TriState Capital,

TriState Capital Bank, and Chartwell TSC Securities Corp. (2017 to present). Mr. Fetterolf has been with TriState Capital since 2009 and has more than 20 years of experience in the financial services industry. He has held numerous other positions with TriState Capital Bank including General Counsel and Chief Risk Officer. He was named President of TriState Capital Bank in 2015 and Chief Executive Officer in 2017. He also has been the President and a Director of Chartwell TSC Securities Corp., the Company’s broker/dealer subsidiary that facilitates the wholesale marketing of The Chartwell Funds, since 2017. Previously, Mr. Fetterolf was a Senior Vice President in the Special Situations Advisory Group of Macquarie Capital Advisors, and the head of structuring for Macquarie’s U.S. Commercial Real Estate Finance Group based in Chicago. He also worked with LaSalle Bank/ABN Amro as Director of Structured Financial Products in the Commercial Real Estate Debt Capital Markets Group, and as associate general counsel for an investment-based fin-tech company. Mr. Fetterolf also is the President of Crosshair Ventures, LLC, which is the general partner of Crosshair Ventures, L.P., a family investment partnership. He also serves as the Chairman of the Pittsburgh Benefit for the Navy SEAL Foundation. He is a graduate of Bucknell University (B.A.), Boston College Law School (J.D.) and the University of Pittsburgh (M.B.A.). Mr. Fetterolf’s financial services industry experience, including his leadership of TriState Capital Bank, as well as his business and civic leadership roles in our key market areas qualify him to continue to serve on the Board.

Executive Officer Biographies

David J. Demas. Mr. Demas joined the Company as Executive Vice President of Finance in August 2017 and became its Chief Financial Officer on January 1, 2018. Prior to joining the Company, he was with Deloitte & Touche, LLP for 25 years and was, during the last four years of his service, a senior partner in the financial services practice of its San Francisco office. Mr. Demas brings more than 25 years of deep financial services industry and leadership experience servicing Deloitte’s largest, most prominent and complex banking, securities, asset management and finance technology clients. Mr. Demas led Deloitte’s West Coast securities practice, working with a number of firms that are currently among the nearly 250 members of TriState Capital Bank’s national referral network of financial intermediaries. Mr. Demas is a past member of the board of the Habitat for Humanity Foundation. He is also a past member of the University of Pittsburgh Business School Advisory Board and the Pittsburgh Chapter of the Juvenile Diabetes Research Foundation, where he also served as Vice President of Finance.

Timothy J. Riddle. Mr. Riddle is the Chief Executive Officer of Chartwell (1997 to present) and is responsible for the strategic planning of the firm. He is also a director of Chartwell TSC Securities Corp. Mr. Riddle and the original members of the Chartwell team were former partners at Delaware Investment Advisers (DIA) and Delaware Management Company (DMC). He was employed by Delaware Investment Advisors from 1986 to 1997 and was closely involved in the leveraged buyout of the firm in 1988, the launch of Delaware International Advisers in 1993 and in the sale of Delaware to Lincoln National/Lincoln Financial Group in 1995. From 1978 to 1986, he was employed with Father Flanagan’s Boys’ Home, where he served as Director of Investments.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. The Board has adopted Corporate Governance Guidelines that set forth the framework within which the Board, assisted by its committees, directs the affairs of our organization. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, director independence, board evaluation, compensation of directors, management succession and review, board committees and selection of new directors. In addition, the Board has adopted Codes of Business Conduct and Ethics that apply to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Corporate Governance Guidelines and our Codes of Business Conduct and Ethics are available on our investor relations website at https://ir.tscbank.com/Governance. We have included our website address in this proxy statement as an inactive textual reference only. We expect that any amendments to our Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers will be disclosed on our investor relations website, as well as any other means required by Nasdaq rules.

We have adopted a comprehensive and detailed insider trading policy that regulates trading by all employees, including our executive officers and directors. Among other things, executive officers and directors are prohibited from holding shares of our common stock in margin accounts or pledging shares of our common stock as collateral for a loan; provided, however, that our General Counsel may on a case-by-case basis grant an exception to the prohibition against holding these securities in a margin account or pledging our common stock as collateral for a loan (not including margin debt) if the executive officer or director can clearly demonstrate the financial capacity to repay the loan without resort to the pledged common stock.

Director Qualifications. The Nominating and Corporate Governance Committee is responsible for identifying and recommending candidates to the Board. At present, the Board does not engage any third parties to identify and evaluate potential director candidates. Director candidates are evaluated using certain established criteria, including the candidate’s character, judgment, diversity, age, skills, including financial literacy, and experience in the context of the needs of our organization and the Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. The Nominating and Corporate Governance Committee will also take into account the candidate’s experience at the policy-making level in business, government or banking, commitment to enhancing shareholder value and time to carry out their duties and to provide insight, including the number of boards each candidate serves on.

We have no formal policy regarding the diversity of the Board. Our Nominating and Corporate Governance Committee and the Board may therefore consider a broad range of factors relating to the qualifications and background of nominees. The Nominating and Corporate Governance Committee’s and the Board’s priority in selecting Board members is the identification of candidates who will further the interests of our shareholders through an established record of professional accomplishment, ability to contribute positively to the collaborative culture among board members, professional and personal experiences, including diversity considerations, and expertise relevant to our growth strategy. The Nominating and Corporate Governance Committee implements this goal as part of its nomination process and assesses its implementation both during the nomination process and as part of the committee’s self-assessment process.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders in the same manner as it considers candidates recommended by others. Because of this, there is no specific policy regarding shareholder nominations of potential directors, but the Nominating and Corporate Governance Committee will evaluate candidates recommended by shareholders, provided that such candidates are nominated in accordance with the applicable provisions of our By-laws, as amended (the “By-laws”).

Director Independence. Under the rules of Nasdaq, independent directors must comprise a majority of the Board. The rules of Nasdaq, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. The Board has evaluated the independence of its members based upon the rules of Nasdaq and the SEC, including those regarding members of particular committees of the Board on which they serve. Applying these standards, the Board has affirmatively determined that each of our current directors is an independent director, with the exception of James F. Getz, Chairman, Chief Executive Officer and President of the Company; A. William Schenck III, Vice Chairman of the Company; and Brian S. Fetterolf, Vice President of the Company. Messrs. Getz, Schenck, and Fetterolf are also employees of TriState Capital Bank. Mr. Getz is also Chairman and a director of TriState Capital Bank and Chartwell Investment Partners, LLC, and a director of Chartwell TSC Securities Corp. Mr. Schenck is also Vice Chairman and a director of TriState Capital Bank. Mr. Fetterolf is also President, Chief Executive Officer and a director of TriState Capital Bank, and President and a director of Chartwell TSC Securities Corp.

Board Leadership Structure. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board because the Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our shareholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking and investment management industries. The Board views this arrangement as also providing an efficient nexus between our organization and the Board, enabling the Board to obtain information pertaining to operational matters expeditiously and enabling the Chairman to bring areas of concern before the Board in a timely manner.

Because the positions of President, Chief Executive Officer and Chairman are held by the same person, the Board has established a Lead Independent Director position for which one of the members of the Board is elected by the non-employee directors biennially. Mr. Dolan currently serves as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other non-employee directors. The Lead Independent Director’s responsibilities include presiding at executive sessions of the Board, and other responsibilities that may be assigned by the non-employee directors.

Board’s Role in Risk Oversight. Risk assessment and oversight are an integral part of our governance and management processes. The Board takes an active role in reviewing our strategy and priorities on an ongoing basis throughout the year at regular Board and committee meetings and as part of management presentations that focus on particular business functions, operations or strategies. The Board also administers its oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight, as disclosed in the description of each of the committees below and in the charters of each of the committees. Each committee provides a full report regarding the committee’s considerations and actions, and officers responsible for oversight of particular risks within the Company provide regular reports to the Board.

Board Committees

The Board has established standing committees in connection with the discharge of its responsibilities. These committees consist of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. The Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. Currently, this same committee structure and membership composition is in place at TriState Capital Bank as well.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, the financial and accounting risks inherent in our business and the control processes with respect to such risks, any fiduciary activities, and the performance of our internal audit function and that of our independent auditors. Among other things, the Audit Committee annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit and the financial statements; reviews disclosure controls and procedures, internal control over financial reporting, and internal audit function and corporate policies with respect to financial information; and oversees investigations into complaints concerning financial matters, if any.

The Audit Committee works closely with our management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding to engage, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The current members of the Audit Committee are Messrs. Bonvenuto, Buzzelli, and Dewhurst and Mses. Dunning and Ruth, each of whom satisfies the applicable independence and other requirements of the SEC and Nasdaq for audit committee members. Mr. Bonvenuto is the chairperson of the Audit Committee and serves as our “audit committee financial expert,” as required under the applicable rules of the SEC and Nasdaq.

The Audit Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. The charter of the Audit Committee is available on our investor relations website at https://ir.tscbank.com/Governance.

Compensation Committee. The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of executives and directors. Among other things, the Compensation Committee evaluates human resources and compensation strategies; reviews and approves objectives relevant to executive officer compensation; evaluates performance and determines the compensation of our executive officers in accordance with those objectives; reviews and approves any changes to equity-based incentive plans (subject to shareholder approval, where required); recommends to the Board compensation for directors; and evaluates its own performance in relation to the Compensation Committee charter. The Compensation Committee may form subcommittees for any purpose it deems appropriate and may delegate such power and authority as it deems appropriate, except for any power or authority that must be exercised by the entire Compensation Committee under the rules of the SEC and Nasdaq. The Compensation Committee may also delegate authority to the Chief Executive Officer and/or the Chief Human Resources Officer to administer our compensation and employee benefit plans to the extent permissible under such plans and the rules of the SEC and Nasdaq. From time to time, the Compensation Committee may seek advice from outside experts in the executive compensation field to provide input on both executive and Board compensation issues. In 2020, the Compensation Committee did not use a compensation consultant for any purpose. The Compensation Committee has retained independent legal counsel, McDonald Hopkins, LLC, to provide advice and assistance with respect to the Company’s executive compensation programs, governance practices, and peer group data.

The current members of the Compensation Committee are Ms. Casey and Messrs. Dolan, Doody, Harris and Yasinsky, each of whom qualifies as (i) an “independent director” as defined under the applicable rules and regulations of the SEC and Nasdaq, including those applicable to compensation committee members, and (ii) a “non-employee” director under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). Ms. Casey is the chairperson of the Compensation Committee.

The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. The charter of the Compensation Committee is available on our investor relations website at https://ir.tscbank.com/Governance.

Compensation committee interlocks and insider participation. In 2020, Messrs. Dolan, Harris, and Yasinsky and Ms. Ruth served on our Compensation Committee. None of our independent directors, including those who are or were members of the Compensation Committee during fiscal year 2020, is or was an officer or employee of TriState Capital or our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of another entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for discharging the Board’s responsibilities relating to the corporate governance of our organization. Among other things, the Nominating and Corporate Governance Committee identifies individuals qualified to be directors consistent with the criteria approved by the Board and recommends director nominees to the full board of directors; ensures that the Audit and Compensation Committees have the benefit of qualified “independent directors”; oversees management continuity planning; leads the Board in its annual performance review; and monitors our corporate governance principles and practices.

The current members of the Nominating and Corporate Governance Committee are Ms. Casey and Messrs. Doody, Dolan, Harris, and Yasinsky, each of whom qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and Nasdaq. Mr. Yasinsky is the chairperson of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee has adopted a written charter that among other things specifies the scope of its rights and responsibilities. The charter of the Nominating and Corporate Governance Committee is available on our investor relations website at https://ir.tscbank.com/Governance.

Risk Committee. The Risk Committee is responsible for overseeing our enterprise-wide risk management framework. Among other things, the Risk Committee enhances the Board’s oversight and understanding of enterprise-wide risk management activities and effectiveness and serves as a point of contact between the Board and our management-level committees; monitors and reviews with management our risk tolerance and major risk exposures, including risk concentrations and correlations; and reviews our enterprise risk management framework, including the policies and strategies employed by our management to identify, manage and monitor risks associated with our business objectives.

The current members of the Risk Committee are Mses. Dunning and Ruth and Messrs. Bonvenuto, Buzzelli, and Dewhurst. Ms. Ruth is the chairperson of the Risk Committee.

In addition, the Risk Committee’s Subcommittee on Technology provides additional oversight and management of technology, data privacy, cybersecurity and information security risks. The members of the Technology Subcommittee are Mr. Dolan, Mr. Harris, and Ms. Dunning. Mr. Dolan is the chairperson of the Technology Subcommittee. Both the Risk Committee and the Technology Subcommittee receive regular reports and presentations from management on technology strategies, as well as information security and cybersecurity risks that cover a broad range of topics, including updates regarding changes to policies and procedures, security controls and technology enhancements, the results of vulnerability and risk assessments and testing, and continuous efforts to prevent both internal and external threats.

The Risk Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. The charter of the Risk Committee is available on our investor relations website at https://ir.tscbank.com/Governance.

Board and Committee Meetings

During 2020, the Board held four regular board meetings, with the following number of meetings held by the committees of the Board: Audit, nine; Compensation, four; Nominating and Corporate Governance, four; Risk, nine; and Technology Subcommittee of the Risk Committee (formed during the third quarter of 2020), two. In 2020, each director participated in at least 75% of the meetings of the Board and the committees of the Board on which the director served. All of our directors and nominees for director are invited to attend the Annual Meeting of Shareholders, and two of our directors attended the 2020 Annual Meeting of Shareholders.

Shareholder Communications with Directors

Shareholders who desire to communicate with the Board or a specific director should send any communication, in writing, to TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary. Any such communication should state the number of shares beneficially owned by the shareholder. Our Corporate Secretary will initially review all communications received. The Corporate Secretary will relay all such communications to the appropriate director or directors on a periodic basis unless the Corporate Secretary determines that the communication: does not relate to our business or affairs or the functioning or constitution of the Board or any of its committees; relates to routine or insignificant matters that do not warrant the attention of the Board; is an advertisement or other commercial solicitation or communication; is frivolous or offensive; or is otherwise not appropriate for delivery to directors. The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through our management and only in accordance with our policies and procedures, as well as applicable laws and regulations relating to the disclosure of information.

Hedging

Our Board believes that hedging transactions by any of our directors or our NEOs (which are our only executive officers) may create the appearance that such person’s interests are not aligned with those of the Company’s shareholders generally, to the extent that a hedging transaction is designed to hedge or offset against any decrease in the market value of our stock. As a result, in 2020, our Board adopted an anti-hedging policy that states that none of the directors or NEOs of the Company and its subsidiaries will, directly or indirectly, purchase any financial instrument, or enter into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds).

Compensation of Directors

We pay our non-employee directors based on the directors’ participation in Board and committee meetings held throughout the year at TriState Capital and TriState Capital Bank. Each of Messrs. Getz, Fetterolf and Schenck are employees of TriState Capital Bank and as such, did not receive any direct remuneration for serving as directors of TriState Capital or our subsidiaries. Following a comprehensive review of peer group director compensation in July 2020, the Compensation Committee determined that the annual retainer for the Board members should remain at $35,000, particularly since annual retainers and meeting fees have remained flat for several years. In addition, the Compensation Committee determined that annual retainers for new directors would be issued in shares of restricted stock with a three-year cliff vesting schedule for the first 12 months of service. As such, during 2020 our non-employee directors each received an annual retainer of $35,000 as compensation for serving as a member of our Board. Further, the Lead Independent Director receives an annual fee of $10,000, the chairperson of our Audit Committee receives an annual fee of $12,000, the chairpersons of the Compensation Committee and the Risk Committee each receive an annual fee of $10,000, the chairperson of the Nominating and Corporate Governance Committee receives an annual fee of $7,000 and the chairperson of the Technology Subcommittee of the Risk Committee receives an annual fee of $5,000. Both the annual retainer fees and the committee chairperson fees are payable in lump-sum to each non-employee director at the end of the year prior to the provision of Board and committee service. In addition, our non-employee directors received $1,500 for each Board meeting attended and $1,000 for each committee meeting attended.

We also grant equity awards to our non-employee directors on an annual basis as an additional component of the compensation for their services. Historically, we have granted restricted stock and/or stock options to our non-employee directors; however, for fiscal year 2020, we granted only restricted stock awards. On December 18, 2020, in anticipation of their Board service for 2021, each of our non-employee directors received 3,000 shares of restricted stock, each grant scheduled to vest as to 100% of the shares on the third anniversary of the grant date. Upon his appointment to the Board in January 2021, Mr. Doody was entitled to 3,000 shares of restricted stock, which were issued directly to Stone Point. It is contemplated that non-employee directors will receive similar grants of restricted stock for their service as members of the Board in future years.

The following table sets forth compensation paid, earned or awarded during 2020 to each of our non-employee directors. Our employee directors in 2020, including Messrs. Getz, Fetterolf and Schenck, did not receive remuneration for their service as a director of the Company or any of our affiliates and were compensated solely in their capacity as employees (see “Summary Compensation Table” for further detail regarding compensation paid to each of Messrs. Getz and Fetterolf with respect to their service as named executive officers).

Name of Non-Employee Director	Fees Paid in Cash ($) (1)	Restricted Stock Awards ($) (2)(3)(4)	Total ($)
David L. Bonvenuto	$77,500	$52,050	$129,550
Anthony J. Buzzelli	64,000	52,050	116,050
Helen Hanna Casey	69,000	52,050	121,050
E.H. (Gene) Dewhurst	64,000	52,050	116,050
James J. Dolan	78,000	52,050	130,050
Christopher M. Doody (5)	—	—	—
Audrey P. Dunning (6)	64,000	162,734	226,734
Michael Harris (7)	25,500	108,016	133,516
Kim A. Ruth	70,000	52,050	122,050
John B. Yasinsky	64,000	52,050	116,050
(1)The amounts in this column reflect fees paid in cash to each of our non-employee directors during fiscal year 2020, including (a) annual director retainer fees, (b) applicable committee chair fees, and (c) applicable meeting attendance fees. Annual retainer fees and committee chair fees were paid to each of our non-employee directors in December 2020 for services to be performed in connection with 2021 Board and applicable Lead Independent Director and committee chairperson service (an aggregate of $50,000 to Mr. Dolan, $47,000 to Mr. Bonvenuto, $45,000 to each of Mses. Casey and Ruth, $42,000 to Mr. Yasinsky, and $35,000 to each of the remaining non-employee directors, with the exception of Mr. Harris, who received $17,500, which was half of his 2021 retainer in cash and the other half was received in equity, see footnote 7 below, and Mr. Doody, who was elected to the Board in January 2021), whereas all such annual retainer fees and applicable committee chair fees earned for 2020 Board and committee chairperson service were previously paid to each of our non-employee directors in December 2019. The remaining fees earned for attendance at Board and committee meetings (either in-person or by telephone) were paid incrementally to each non-employee director within a month following each such meeting.

(2)The amounts reported represent the grant date fair value of restricted stock awards granted during fiscal year 2020 and do not represent an amount paid to or realized by the non-employee director during the applicable fiscal year. For additional information regarding our restricted stock awards, please refer to Note 16, “Stock-Based Compensation Programs” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(3)On December 18, 2020, each of our non-employee directors who was then a member of the Board received a grant of 3,000 shares of restricted stock, each scheduled to vest as to 100% of the shares on the third anniversary of the grant date. The grant date fair value of a share of our common stock as of December 18, 2020, was $17.35.
(4)As of December 31, 2020, each of our non-employee directors who was then a member of the Board held 9,000 shares of restricted stock, except for Ms. Dunning who held 7,387, and Mr. Harris who held 6,762. All restricted stock awards historically granted to our non-employee directors vest as to 100% of the shares on the third anniversary following the grant date.
(5)Mr Doody was appointed to the Board effective January 14, 2021. In connection with his election, Stone Point received a grant of 3,000 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. Stone Point also received a retainer of $35,000, issued in the equivalent of 1,743 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. The grant date fair value of a share of our common stock as of January 14, 2021, was $20.09.
(6)Ms. Dunning was elected to the Board effective January 17, 2020. In connection with her election, she received a grant of 3,000 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. She also received a retainer of $35,000, issued in the form of 1,387 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. The grant date fair value of a share of our common stock as of January 17, 2020, was $25.23. See also footnote 3 to this table.
(7)Mr. Harris was elected to the Board effective July 13, 2020. In connection with his election, he received a grant of 1,500 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. He also received a retainer of $17,500, issued in the form of 1,253 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. The grant date fair value of a share of our common stock as of July 13, 2020, was $13.97. In addition, Mr. Harris received half of his 2021 retainer of $17,500 in the form of 1,009 shares of restricted stock scheduled to vest in full on the third anniversary of the grant date. The grant date fair value of a share of our common stock as of December 18, 2020, was $17.35. See also footnote 3 to this table.

We do not provide any perquisites to our non-employee directors. However; members of our Board have been and will continue to be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. In addition, our non-employee directors are also entitled to the protection provided by the indemnification provisions in our Articles of Incorporation and Bylaws, as well as the Articles of Incorporation and Bylaws of TriState Capital Bank.

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, which became applicable to us in 2019, enable our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our NEOs, as described in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity on a non-binding basis to endorse or not endorse its executive compensation program through the following resolution:

“Resolved, that the compensation of the named executive officers, as disclosed in this compensation discussion and analysis, the executive compensation tables and any related disclosures in this proxy statement is approved on an advisory basis.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. As discussed in this proxy statement, the objective of our executive compensation program is to attract, motivate and retain highly-qualified executives, including executives with valuable experience at significantly larger financial services institutions, where such experience can help accelerate and promote the achievement of superior returns on investments to our shareholders. We seek to accomplish this goal in a way that rewards performance and is aligned with our shareholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our shareholders. Please refer to the executive compensation discussion in the following section of this proxy statement for a discussion of our executive compensation program.

As an advisory vote, this proposal is not binding on us; however, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. If there are a significant number of negative votes, we will seek to understand the concerns that influenced the vote and how we might better address them in making future compensation decisions. In 2019, our shareholders indicated their preferred frequency of advisory votes on executive compensation was annually.

This proposal will be considered approved if a majority of votes cast at the vote in favor of the proposal. You may vote “For,” “Against” or “Abstain” from voting on this proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of this non-binding, advisory proposal regarding the compensation of our NEOs.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this compensation discussion and analysis section (the “CD&A”) is to provide information about the material elements of compensation that are paid, awarded to, or earned by, our “named executive officers,” during fiscal year 2020. For purposes of this CD&A, our named executive officers are our principal executive officer, principal financial officer, the chief executive officer of our bank and the chief executive officer of our investment management firm. These named executive officers are, respectively:

•James F. Getz, Chairman, President, Chief Executive Officer and Director of TriState Capital; Chairman and Director of TriState Capital Bank and Chartwell Investment Partners, LLC; and Director - Chartwell TSC Securities Corp.;

•Brian S. Fetterolf, Vice President and Director of TriState Capital; President, Chief Executive Officer and Director of TriState Capital Bank; and President and Director of Chartwell TSC Securities Corp.;

•David J. Demas, Chief Financial Officer of TriState Capital and TriState Capital Bank; and

•Timothy J. Riddle, Chief Executive Officer and Director of Chartwell Investment Partners, LLC and Director of Chartwell TSC Securities Corp.

Executive Compensation Highlights
•We view our Company as a growth company. As such, we assess our executive compensation peer group against companies with which we compete for talent, capital and business when determining compensation for our executive officers. We find these companies are primarily larger than we currently are or are growing faster than the industry, rather than companies of our current level of assets and market capitalization. Specifically, we actively seek talent from larger institutions and offer competitive compensation packages in order to hire employees away from these larger institutions.

•Our compensation programs are compared against companies who do business in one or more of the areas in which we successfully operate: (1) delivering private banking solutions to high-net-worth individuals, (2) building distribution and servicing relationships with non-bank financial intermediaries as part of our national referral network, (3) offering liquidity management and commercial banking products and services to middle-market companies with annual revenue ranging from $5 million to $300 million and (4) providing investment management strategies to institutional and private clients, including through mutual funds.

•Currently, we utilize our Short-Term Incentive Plan (“STI Plan”) to provide short-term and long-term incentives via certain permitted forms of payment, and to implement compensation structures. For example, our STI Plan is based on annual performance measured relative to established goals, and then provides payment for performance types consisting of both time-vested restricted stock, as well as cash, for the applicable executives. Equity-based incentive awards consist of time-vesting restricted stock which must be earned on a pay-for-performance basis and are generally not issued to executives unless and until pre-established performance criteria are met, creating an equity-based compensation program with both performance-based and time-based incentives.

•The Compensation Committee has the authority to use negative discretion to reduce amounts to be awarded under our STI Plan, which includes stated guidelines relating to risk mitigation, if the Compensation Committee perceives an imbalance between performance and risk management. Under this framework, an incentive payout may be reduced (or, under certain circumstances, may not be made) even if the pre-established performance criteria are met.

•We have not entered into any formal employment or severance agreements with our executive officers, including our NEOs.

•We do not offer change of control payments or gross-ups of related excise taxes.

•The base salary of our Chairman, President and Chief Executive Officer has not increased in over five years through December 31, 2020.

•Executive incentive compensation is subject to clawback based on materially inaccurate financial or performance criteria, or other items on a discretionary basis, such as credit-related performance.

•Our executive officers have a meaningful ownership stake in our Company, with several executive officers personally purchasing a significant portion of their holdings in Company stock and acquiring additional stock through deferral in lieu of cash compensation, including in 2020.

•In 2020, no NEOs sold any shares of our common stock that they acquired personally or through their incentive compensation plan.

•The Compensation Committee conducts an annual risk assessment of our senior executive compensation programs particularly those focused on our NEOs. For 2020, the Compensation Committee determined that these executive compensation programs do not contain features that would encourage our executives to take unnecessary or excessive risks that could threaten the value of our Company nor do the programs encourage the manipulation of reported earnings. Furthermore, as noted above, we have built into our compensation programs a provision that provides for the reduction of payouts if the Compensation Committee perceives an imbalance between performance and risk management.

Executive Summary

This CD&A and the following compensation disclosure tables and associated narrative discussions provide information regarding compensation for the past three years, but the CD&A primarily focuses on the compensation earned in the 2020 fiscal year by our NEOs. The Compensation Committee, in collaboration with our full Board, is responsible for establishing our compensation philosophy and programs and for determining appropriate payments and awards to our directors and NEOs.

Historically, our compensation programs have not changed dramatically year to year. The stability of their design is intended to promote long-term performance.

Throughout the year, our executives engage in dialogue with groups of our shareholders on a variety of matters important to both the Company and its investors, including our executive compensation programs. Our Compensation Committee considers feedback received through these discussions with investors as well as previous “say-on-pay” results. Our compensation program continues to receive very strong shareholder support, receiving approximately 99% of the votes cast at our 2020 Annual Meeting of Shareholders.

On an annual basis, our Compensation Committee and our Board determine the compensation for our NEOs in light of our overarching compensation philosophy to promote and reward long-term value creation for shareholders through responsible growth while at the same time providing fair and competitive compensation to retain our executives. Our compensation programs are designed to reinforce our high-performance culture, which focuses on clearly articulated strategic and financial performance objectives consistent with sound principles of risk management. In accordance with our compensation philosophy, a substantial portion of our NEOs’ compensation is “at risk” and earned only if certain stated financial metrics are achieved and is paid in a combination of restricted stock grants with a minimum three-year vesting schedule and annual cash incentives, with a material portion of the incentive received as restricted stock in lieu of cash. In this way, our compensation programs focus our NEOs on metrics that the Compensation Committee and Board determine will drive value for our shareholders. Historically all restricted stock awards provided to our NEOs and other employees followed a 3 year cliff, 4 year cliff, or 5 year graded vesting schedule so that the entire awards would vest in full on the third, fourth, or fifth anniversary of the date of grant. Beginning in 2021, to enhance the competitiveness of our plans and the flexibility of financial planning for all of our employees, the Compensation Committee has revised the equity vesting schedule such that an equal portion of restricted shares will vest each year for the duration of the award (either 3, 4, or 5 years).

We tailor our annual compensation programs to each executive or group of executives. The specific performance metrics and targets applicable to each executive or group are based upon criteria that most closely align with that individual executive’s or group’s impact on our Company. Our targets are based on our compensation philosophy and Company culture, including our focus on alignment of executive performance with shareholder and other stakeholder interests. Using this process, we finalize those performance metrics and targets on or before April 15 of each year, which we also completed in 2020, despite the uncertainty related to the COVID-19 pandemic. In this process we consider many sources of information, including without limitation, assessments and forecasts from our internal team, research and consensus estimates from stock analysts regarding our stock, other market and economic forecasts, and regulatory authority and agency forecasts. In April of 2020, we established our performance metrics and targets by including information available at that time regarding projections about the potential impact of COVID-19 on our business, our clients, our employees, and other stakeholders as a result of the pandemic and related social and government responses, including impacts on the national economy, the economies of our footprint locations, the capital markets, monetary policy, and the regulatory environment.

As a result of this process, we established performance targets that were used in all of the Company’s compensation plans, including those relating to our NEOs, that we believe represented challenging levels of success for the business and encouraged continued investment in the business to create long term value, while considering the very difficult economic and Company performance environment. We also considered our compensation philosophy and belief that we must maintain fair, supportive, incentivizing, responsible, and competitive compensation structures for our entire Company, including our NEOs, who would need to perform at their best during these challenging times. Further, in setting our performance targets, we considered other commitments that we hold as a Company to maintain and support the performance of our team, including providing material financial and physical assistance to our employees to help them balance their work engagement with other needs in their lives complicated by the pandemic, as well as providing additional resources and new employees to our team to address historic levels of business activity that we were experiencing. As a result of the information that we had at that time, combined with these considerations, the performance targets established for the Company were lower in 2020 than in 2019; however, we did not adjust these targets during the year even as economic and market conditions declined further, primarily as a result of the pandemic, but rather held the targets at the original levels set in April 2020.

For 2020, the two primary financial metrics set by our Compensation Committee and Board with respect to our Chairman, President and Chief Executive Officer, Mr. Getz (our “CEO”) included (1) Pre-Tax Income and (2) Earnings Per Share (“EPS”). For the year 2020, our EPS was 69% of the prior year level, and Pre-Tax Income was 77% of the prior year level, but these metrics represented 92% and 94%, respectively, of our annual performance targets for 2020. As a result of this achievement, our CEO received approximately 88% of his target annual incentive opportunity. Pursuant to our Company’s practice, and in line with our compensation philosophy to encourage long-term performance, our standard structure is that 50% of our CEO’s annual incentive compensation is paid in the form of equity and 15% of our CEO’s cash-based incentive compensation is also paid in the form of equity, resulting in a minimum of 57.5% of our CEO’s aggregate annual incentive compensation being provided in the form of unvested equity. Additionally, Mr. Getz may elect (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation payout in the form of stock in lieu of cash, further increasing his equity holdings and aligning his long-term interests with those of our shareholders. All equity earned by our CEO in the 2020 fiscal year was earned as a result of Company performance relative to the performance targets defined in the STI plan and was in the form of restricted stock, which will vest in full on the third anniversary of the date of award. See the section captioned “Short-Term Incentive Compensation” for a further description of our annual incentive plan payouts to our CEO. We believe that these attributes combine to further balance short-term achievement with long-term results and further increase his equity holdings and align his long-term interests with those of our shareholders.

For 2020, the primary financial metrics approved by our Compensation Committee with respect to Mr. Fetterolf, the President and Chief Executive Officer of TriState Capital Bank, included (1) the portion of EPS attributed to TriState Capital Bank, (2) Pre-Tax Income of the Bank, (3) Deposits of the Bank, (4) Bank Loans, (5) Credit Quality of Bank Loans, (6) Exam Results of the Bank, and (7) Operations and Administration Oversight of the Bank. Based upon Mr. Fetterolf’s and the Company’s achievement of the foregoing performance criteria, Mr. Fetterolf received 101% of his target annual incentive opportunity. Similar to our CEO, pursuant to the terms of our STI Plan, 15% of Mr. Fetterolf’s cash-based incentive compensation is paid in the form of unvested equity. Additionally, as more fully detailed below in the section titled “Elements of Compensation and Pay Mix”, in 2020 Mr. Fetterolf elected (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation payout in the form of stock in lieu of cash, further increasing his equity holdings and aligning his long-term interests with those of our shareholders. All equity earned by Mr. Fetterolf was a result of the achievement of performance metrics for the 2020 fiscal year and was in the form of restricted stock which will vest in full on the third anniversary of the date of award. See the section captioned “Short-Term Incentive Compensation” for a further description of our annual incentive plan payouts to Mr. Fetterolf.

For 2020, the primary financial metrics approved by our Compensation Committee with respect to our Chief Financial Officer, Mr. Demas (our “CFO”), included (1) EPS, (2) Pre-Tax Income, and (3) Regulatory Oversight. As a result of this achievement, our CFO received 90% of his target annual incentive opportunity. Similar to our CEO, pursuant to the terms of our STI Plan, 15% of our CFO’s cash-based incentive compensation is paid in the form of unvested equity. Additionally, Mr. Demas may elect (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation in the form of stock in lieu of cash, further increasing his equity holdings and aligning his long-term interests with those of our shareholders. All equity earned by our CFO was a result of the achievement of performance metrics for the 2020 fiscal year and was in the form of restricted stock which will vest in full on the third anniversary of the date of award. See the section captioned “Short-Term Incentive Compensation” for a further description of our annual incentive plan payouts to our CFO.

For 2020, the primary financial metrics approved by our Compensation Committee with respect to Mr. Riddle, the Chief Executive Officer of our Chartwell subsidiary, included (1) the portion of EPS attributed to Chartwell, (2) the portion of Pre-Tax Income attributed to Chartwell, (3) Investment Performance, and (4) Regulatory Oversight. Based upon the Company’s achievement of the foregoing performance criteria, Mr. Riddle received 80% of his target annual incentive opportunity. Additionally, as more fully detailed below in the section titled “Elements of Compensation and Pay Mix”, in 2020 Mr. Riddle elected (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation payout in the form of stock in lieu of cash, further increasing his equity holdings and aligning his long-term interests with those of our shareholders. For incentive compensation paid to Mr. Riddle in excess of $50,000 in a given year, 12.5% is issued in restricted cash and 12.5% is issued in restricted stock, both of which vest in full on the third anniversary of the grant date, and additional portions of his incentive compensation may be issued in restricted cash or restricted stock based on the overall level of compensation expense to revenue at Chartwell, which fully vests on the fourth anniversary of the date of award. See the section captioned “Short-Term Incentive Compensation” for a further description of our annual incentive plan payouts to Mr. Riddle.

Compensation Philosophy and Objectives

Our compensation programs include a mix of base salary, short-term and long-term incentives utilizing cash as well as equity-based incentives to promote and reward long-term value creation for shareholders while at the same time providing fair and competitive compensation to our executives. Our compensation programs are designed to reinforce our high-performance culture, which focuses on clearly articulated strategic and financial performance objectives consistent with sound principles of risk management.

More specifically, our compensation philosophy and programs are based on the following objectives:

•Align executive and shareholder interests by linking pay incentives to key performance criteria that we believe increases shareholder value over time and considers interests of all of our stakeholders..
•Enable the Company to attract, motivate and retain highly-qualified executives, including executives with valuable experience with significantly larger financial institutions where such experience can help accelerate and promote long-term value creation and the achievement of superior returns on investments to our shareholders.
•Control fixed costs and motivate executives to accomplish strategic and financial objectives by generally emphasizing incentives over base salaries within the overall pay mix and positioning incentive opportunities at superior levels consistent with superior performance and sustained value creation for shareholders, with little to no incentive paid for underperformance.
•Maintain risk-balanced incentives that promote the safety and soundness and responsible growth of the Company.
•Generally target “total direct compensation” (base salary, annual incentives and long-term incentives/pay types) taking into account assessed median competitive levels for commensurate or higher levels of performance, utilizing a combination of (i) peer group data from commercial financial services institutions with respect to high growth oriented companies with non-traditional bank models and (ii) published survey information for financial institutions of similar asset size, EPS, revenue and/or market capitalization, allowing for variations in light of other relevant factors such as:
◦An executive’s experience and track record of results;
◦An executive’s strategic impact on the enterprise;
◦An executive’s special contributions to shareholder value creation associated with his or her status as a founder or co-founder of the Company (such as entrepreneurial vision, industry experience, and institutional knowledge);
◦Internal pay equity;
◦The importance of retention and continuity of management as we evolve through business and lifecycles; and
◦The amount of our Company stock an executive has individually purchased.

The objective of our compensation plans is to provide a compensation package for executive officers that is driven primarily by the overall financial performance of the Company. The Company and our Board believe that the performance of each of the NEOs impacts the overall, long-term profitability of our Company. The Company and our Board therefore have established the following goals for compensation programs impacting our NEOs: (i) to provide motivation for them and to enhance shareholder value by linking their compensation to key performance metrics that we believe are among the most significant contributors to the valuation of our stock over time; (ii) to retain the NEOs who provide effective leadership to the Company; (iii) to maintain reasonable “fixed” compensation costs by targeting base salaries at a competitive average; and (iv) to not encourage NEOs to put the Company at unnecessary and excessive risk. These goals reflect the manner in which individual performance shapes Company performance, and the value of linking compensation to Company performance, while recognizing how compensation reflects positive and negative outcomes, including how an individual’s performance has prevented negative outcomes.

Further, consistent with our compensation philosophy, the Compensation Committee applies five guiding principles when performing its compensation responsibilities:

i.Employee Contribution: Compensation plans should reflect the value that the employee provides to the organization.
ii.Risk and Return Balance: Compensation plans should try not to reward short-term gains that involve excessive risk-taking and do not promote to long-term value appreciation.
iii.Appropriate Allocation: Compensation plans should include an appropriate balance of salary, short- and long-term incentives, and deferred compensation.
iv.Performance-Based Compensation: Compensation plans should include tailored metrics that properly gauge individual, business unit, or Company performance, as appropriate.
v.Comparable Payments: The compensation structure and pay levels should be in line with similar positions at similar companies.

We believe that our compensation philosophy, including our Compensation Committee’s five guiding principles, provides an executive compensation program that focuses on creating long-term value for our shareholders while simultaneously protecting our Company from unnecessary risks.

Compensation Committee Procedures

While our Board has a meaningful role in the oversight of our executive compensation programs, particularly with respect to our CEO, our Compensation Committee has general responsibility for the administration of our executive compensation programs. The Compensation Committee meets outside the presence of our executive officers to consider appropriate compensation for our CEO. For all other NEOs, the Compensation Committee meets outside the presence of all executive officers except our CEO. Our CEO annually reviews each other NEO’s performance with the Compensation Committee and recommends appropriate base salary, annual performance awards and grants of long-term equity incentive awards. Based upon the recommendations of our CEO and in consideration of the objectives and principles described above, the Compensation Committee approves the annual compensation packages of our executive officers other than our CEO. The Compensation Committee also analyzes annually our CEO’s performance and recommends to the Board any changes to his base salary, his annual performance awards and grants of long-term equity incentive awards based on its assessment of his performance with input from any advisors engaged by the Compensation Committee. The Board approves the CEO’s compensation after consideration of the recommendations of the Compensation Committee.

From time to time, our Compensation Committee seeks advice from outside experts in the executive compensation field to provide input on both executive and Board compensation issues. In 2020, we did not use a compensation consultant for any purpose. Rather, the Board and Compensation Committee utilized publicly available market data in its analysis of our executive compensation programs (discussed in the section captioned “Benchmarking” below). The Compensation Committee has retained independent legal counsel, McDonald Hopkins, LLC, to provide advice and assistance with respect to the Company’s executive compensation programs, governance practices, and peer group data.

Benchmarking

The Company competes for customers with regional and national banks that serve middle-market customers and high-net-worth individuals and asset management companies. The Compensation Committee monitors compensation trends at competing institutions in the markets the Company serves, and benchmarks compensation of our executive officers against publicly available information concerning those institutions. We view our Company as a growth company, even though we are positioned in what we view as a traditionally non-growth industry. As a result, we typically compete with larger institutions for talented executives in order to attract and retain a seasoned management team that can enable our growth. In this way, our compensation programs are designed to facilitate our ability to attract and retain experienced, high performing executives, and we view our executive compensation peer group as those against whom we compete for talent, rather than based solely upon market capitalization or other snapshot-in-time metrics.

In the past, at the direction of the Compensation Committee, analyses of potential peer companies were performed on a wholly independent and separate basis by (a) professionals within the investment banking field and (b) our internal human resource group. The investment banking professionals prepared a list of potential peers based primarily upon the enterprises to which we had been compared in then-current industry reports. Our internal human resource team, in consultation with our leadership team, independently identified commercial, limited branch and diversified banks as possible peer entities. Significant overlap in identified peer companies occurred between the two independently prepared reports. As a result, our Compensation Committee developed an initial peer group comprised of 16 companies. The peer group is reviewed on an annual basis by the Compensation Committee, as further described below.

Our strategic plan outlines the comparative strengths of our business, including the delivery of niche private banking services, specialized middle-market lending, liquidity and treasury management, investment management, and branchless deposit gathering through an efficient and portable operating model. The peer group initially approved by the Compensation Committee was selected with consideration of similarity in products, services and business models in order to provide a means for relative comparison of compensation levels for executive officers as well as our overall performance as a company.

The selected peer companies also provide perspective on compensation levels among companies with which we compete for executive talent. This is especially important because we typically aim to hire experienced professionals with more than 15 years of experience, including from larger financial services firms.

The initial peer group of 16 companies is reviewed on an annual basis and is adjusted as warranted to eliminate and/or substitute for companies that no longer exist due to merger and acquisition events. In addition, as part of analyzing our competitive peer group, we review the executive compensation programs of companies that conduct business in one or more of the areas in which we successfully operate: (1) delivering private banking solutions to high-net-worth individuals, (2) building distribution and servicing relationships with the largest financial intermediaries as part of our national referral network, (3) offering commercial banking products and services to middle-market companies with annual revenue ranging from $5 million to $300 million, and (4) providing investment management strategies to institutional and private clients. We use the foregoing criteria because we believe that we need to compare ourselves against larger companies in order to compete for the talent required to continue operating as a growth company positioned within a traditionally non-growth industry.

For purposes of benchmarking 2020 compensation, we used the following companies in the peer group (“Proxy Peer Group”):

Institution Name		Ticker
1.	Eagle Bancorp, Inc.	EGBN
2.	Signature Bank Corp.	SBNY
3.	Sterling Bancorp	STL
4.	First Republic Bank	FRC
5.	Wintrust Financial Corporation	WTFC
6.	Pinnacle Financial Partners, Inc.	PNFP
7.	SVB Financial Group	SIVB
8.	Texas Capital Bancshares, Inc.	TCBI
9.	Boston Private Financial Holdings, Inc.	BPFH
10.	Univest Financial Corporation	UVSP
11.	Mercantile Bank Corporation	MBWM
12.	First Business Financial Services, Inc.	FBIZ

On an annual basis, the Compensation Committee reviews our performance relative to that of our Proxy Peer Group by examining the following performance categories:

•Revenue;
•Asset level, growth and credit quality;
•Pre-tax income;
•Net income;
•EPS (basic and diluted);
•Loan and deposit levels and growth;
•Return on average equity;
•Return on average assets;
•Net interest margin;
•Efficiency ratio;
•Total non-interest expense;
•Fully taxable equivalent employees; and
•Salary and benefit expense.

The Compensation Committee considers this information and takes into account the relative size and complexity of the Proxy Peer Group in assessing competitive and fair compensation levels for our executives and non-employee directors. The Compensation Committee also considers the Company’s performance compared to comparable institutions on key performance metrics, such as non-interest expense.

The Compensation Committee actively engages in an annual review of our CEO’s compensation compared to the compensation of CEOs of the companies within our Proxy Peer Group. Last year our CEO’s total direct compensation was slightly below the Proxy Peer Group median.

Elements of Compensation and Pay Mix

Our executive compensation programs include four primary components: base salary, annual incentive awards, long-term incentive compensation, and other welfare and health benefits. Base salaries are reviewed annually by the Compensation Committee, or in the case of our CEO, by the Board on recommendation of the Compensation Committee, and adjusted as and if performance warrants. Factors considered in the determination of base salary are qualifications, experience, performance, compensation of comparable officers at competitive institutions, the nature and complexity of our business, and the contribution of the executive to the success of our business. None of our NEOs are contractually entitled to employment or any salary amount.

Annual incentive awards are approved by our Compensation Committee, or in the case of our CEO, set by the Board on recommendation of the Compensation Committee. When determining the amount of annual incentive awards, the Board and the

Compensation Committee consider the five guiding principles described above. The incentive awards recognize the executive’s contribution to the growth of the top and bottom line of our business. The executive compensation plans are subject to a provision whereby we can recoup all or a portion of year-end incentive awards paid under various circumstances. Specifically, all incentive compensation under the executive compensation plans is subject to clawback if the incentive payment was based on materially inaccurate financial statements (which includes statements of earnings, revenues, or gains), any other materially inaccurate performance metric criteria, or other items on a discretionary basis, such as credit-related performance in our operations.

Currently, we utilize our STI Plan to provide short-term and long-term incentives, via certain permitted forms of payment, and implement compensation structures. For example, our STI Plan provides for payment types consisting of both time-vested or performance-vested restricted stock, as well as cash, for the applicable executive’s performance relative to specified key performance metrics. With regard to long-term incentive compensation, including equity-based compensation, the Compensation Committee and the Board take into account that most of our executive officers hold significant investments in the Company. Specifically, Mr. Getz, in addition to being the founder of the Company, is one of the largest investors in the Company, holding nearly 1.5 million shares of common stock ($33.5 million as of February 28, 2021). Notably, most of Mr. Getz’s shares were obtained by his investment in the Company in its original fundraising and acquired through subsequent out-of-pocket purchases and restricted stock elected in lieu of cash compensation, and not through receipt of equity incentive awards. Specifically, when he founded the Company, Mr. Getz invested $12 million with no options, founder shares or warrants. As of February 28, 2021, Mr. Fetterolf holds 362,452 shares of common stock, Mr. Demas holds 79,613 shares of common stock, and Mr. Riddle holds 284,825 shares of common stock, each of which have acquired shares through out-of-pocket purchases and restricted stock elected in lieu of cash compensation, in addition to performance-based grants of restricted stock. The Board and the Compensation Committee believe these significant investments and large equity holdings align the interests of our executive management and our Board with those of our shareholders and are key to the executives serving the long-term interests of our Company and its stakeholders.

In addition, all full-time employees, including our NEOs, may participate in our medical, dental, vision, life and disability insurance programs, as well as the Company’s 401(k) plan. We do not provide defined benefit or defined contribution pension plans, deferred compensation or retiree medical plans to employees, including executive officers, other than Mr. Getz who is a participant in the Company’s Supplemental Executive Retirement Plan. See the section below entitled “Other Executive Benefits and Perquisites and Deferred Compensation” for more detail.

We combine these elements of compensation described above in order to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other senior personnel with those of our shareholders. We utilize these particular elements of compensation because we believe that they provide a well-proportioned mix of secure compensation, retention value and at-risk compensation, which produces both short-term and long-term performance incentives and rewards. By following this approach, we provide executives a measure of security in the minimum expected level of compensation, while motivating executives to focus on business metrics that will produce a high level of short-term and long-term performance for the Company and value for our shareholders, as well as reducing the risk of recruitment of top executive talent by competitors through opportunities for long-term creation for the executive. The mix of metrics (e.g., Pre-Tax Income and EPS) used for our annual short-term incentive program and long-term incentive program likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance.

For key executives, the mix of compensation is weighted toward at-risk pay (annual incentives and long-term incentives). Using the data as shown in the Summary Compensation Table below, the annual performance incentive represented 64% of the total direct compensation paid to our CEO and his base salary represented 36% of his total direct compensation. Further, the annual cash performance incentive component, prior to considering deferral to equity in lieu of cash, calculated to represented 70%, 62% and 56% of the total direct compensation, and base salary accounted for 30%, 38% and 44% of the total direct compensation, paid to Messrs. Fetterolf, Demas and Riddle, respectively. In 2020, Messrs. Fetterolf and Riddle elected to take increased portions of their annual performance incentive as time-vested restricted stock in lieu of cash. The combination of incentives is designed to balance annual operating objectives and Company earnings performance with longer-term shareholder value creation.

Using the data in the Summary Compensation Table below, the following charts illustrate the proportion of our CEO’s compensation that is fixed versus variable, as well as cash versus equity, respectively. As reflected in the charts, our CEO’s compensation is more heavily weighted towards variable than fixed pay. Further, although our CEO’s total compensation structure can be weighted more heavily toward cash than equity, the greater portion of his compensation is variable and therefore dependent on his leadership of company performance. We believe this pay mix accords with our pay-for-performance philosophy and aligns the interests of our CEO with those of our shareholders and other stakeholders.

Because we seek to provide competitive compensation that is commensurate with performance, we generally target compensation at the median of the market and calibrate both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

We seek to promote a long-term commitment to the Company by our executives. We believe that there is great value to the Company in having a team of long-tenured, seasoned managers. Our team-focused culture and management processes are designed to foster this commitment. Further, the vesting schedules attached to equity awards, which we grant in the form of time-vesting restricted stock, reinforce this long-term orientation. Our Compensation Committee believes that restricted stock awards align our executives’ interest with shareholders’ and that time-based vesting conditions encourage retention of equity and a long-term view of our Company. Moreover, equity-based incentive awards are typically only granted if an executive achieves the applicable annual performance criteria for a performance period, creating an equity-based compensation program with both performance-based and time-based incentives.

Maintaining this pay mix results fundamentally in a pay-for-performance orientation for our executives, which is aligned with our stated compensation philosophy of providing compensation commensurate with performance.

While the Compensation Committee reviews and considers the Proxy Peer Group data described above in determining executive officer compensation, with a focus on compensation metrics at approximately the 50th percentile of our Proxy Peer Group, we did not seek to formally benchmark our executive compensation to any pre-set “target” percentile of the market. Rather, we sought to compensate our executive officers at a level that would allow us to successfully recruit and retain the best possible talent for our executive team. Furthermore, as our revenue and market capitalization have increased over the last several years, the Compensation Committee gives greater weight to the compensation levels of companies in the Proxy Peer Group that have higher revenue and market capitalization compared to other companies in the Proxy Peer Group when making decisions about the compensation of our executive officers. The Compensation Committee also relies on the knowledge and experience of its members and our management in determining the appropriate compensation levels for our executive officers.

Further, the Compensation Committee informally reviews our CEO and executive compensation relative to other more specified industries against whom we compete for talent, including publicly held asset management firms.

Base Salary

Base salaries reflect the fixed cash compensation of our executives’ total direct compensation. The base salary established for each of our NEOs is intended to reflect each individual’s responsibilities, experience, prior performance and other discretionary factors deemed relevant by our Compensation Committee and Board. Base salary is also designed to provide our executive officers with steady cash flow during the course of the fiscal year that is not contingent on short-term variations in our corporate performance.

With these principles in mind, base salaries are reviewed during the first half of the fiscal year by our Compensation Committee and may be adjusted from time to time based on the results of this review. In past years, our Compensation Committee reviewed the performance of all NEOs, and based on this review and any relevant competitive market data made available to them during the past year (through research, informal discussions with recruiting firms, and informal benchmarking against our CEO’s and/or directors’ personal knowledge of the competitive market), set the executive compensation package for each NEO, other than our CEO, for the coming year. With respect to our CEO, our Compensation Committee reviewed his performance and based on this review and any relevant informal competitive market data made available, recommended changes to our CEO’s base salary to the Board.

The base salaries paid to our NEOs in fiscal year 2020 are set forth in the Summary Compensation Table below. The Compensation Committee reviews base salaries for our CEO and executive officers at least annually. Salaries may be adjusted them from time to time, if needed, to reflect changes in market conditions or other factors. The Compensation Committee determined that the base salaries of our NEOs were appropriate in light of the variable compensation earned by our NEOs under our annual incentive plan (discussed below). The Compensation Committee reviewed base salaries for the 2021 fiscal year at its meeting on January 12, 2021. The base salary of Mr. Getz has not increased in over five years. However, because of Mr. Getz’s ongoing meaningful contributions to the Company and value to the Company’s continued growth, and in light of his base salary having remained unadjusted for a protracted period, commencing in 2021, the Compensation Committee decided to increase Mr. Getz’s base salary from $945,000 to $1,000,000.

Short-Term Incentive Compensation

Currently, we utilize our STI Plan to provide short-term and long-term incentives, via certain permitted forms of payment, and implement compensation structures. For example, our STI Plan provides for payment types consisting of both time-vested restricted stock, as well as cash, for the applicable executives achieving specified key performance metrics. Our Compensation Committee has the authority to award annual incentive pay to our executive officers, other than our CEO, in accordance with our STI Plan. The annual incentive opportunity for our CEO is reviewed and confirmed by the independent members of our Board.

The annual short-term incentives are intended to reward the achievement of specified corporate objectives. An individual executive’s performance and other factors may also be considered, and the Compensation Committee has the authority to use negative discretion to reduce the amount of an incentive payout. In determining whether to use its negative discretion, the Compensation Committee takes into account performance metrics that encompass credit quality, profitability, budget / efficiencies and safety and soundness, including (i) whether the Company obtained a satisfactory regulatory review during the preceding fiscal year, (ii) the Company’s budget and efficiencies, including non-interest expenses, other than compensation, (iii) the Company’s overall profitability, and (iv) the Company’s credit quality, percentage of adversely rated loans as a percentage of total loans and non-performing assets as a percentage of total assets. The Compensation Committee assesses the foregoing criteria on an annual basis and may decrease a NEO’s annual incentive compensation if the Compensation Committee determines that the Company has not satisfactorily met these criteria. These performance metrics are used to further align the interests of the Company, our shareholders and our NEOs. Our STI Plan is overseen by our Compensation Committee and reviewed by our full Board on an annual basis.

Further, our CEO and/or the Compensation Committee may also award an incentive to an executive officer (other than the CEO) outside of the terms of our STI Plan in its discretion. The Compensation Committee may also recommend that a discretionary bonus be approved by the Board for our CEO. While the Compensation Committee does not have a practice of awarding discretionary bonuses, the Compensation Committee reserves the right to make such grants in the event of extraordinary performance or where the circumstances with respect to an individual executive dictate that such compensation would be necessary or appropriate. Since the Company went public in 2013, the Compensation Committee has not recommended any discretionary awards be made to the CEO.

On an annual basis, our Compensation Committee typically sets for the CEO, and in the case of our other NEOs works with the CEO to approve, a target level of incentive compensation that is structured as either a percentage of the applicable executive officer’s annual base salary or an objective formula. The various corporate performance objectives considered by our Compensation Committee and, with respect to our other NEOs, our CEO, when making our executive officers’ annual incentive determinations are different for each individual executive or distinct group of executives depending upon that executive’s or group’s duties and areas of responsibility. In making incentive compensation determinations, each of our Compensation Committee and our CEO consider performance metrics that they believe most appropriately reflect each executive officer’s impact on our overall corporate performance. These corporate performance objectives are designed to be challenging but achievable.

We believe that establishing short-term incentive compensation opportunities helps us attract and retain qualified and highly skilled executives. These annual incentives are intended to reward executive officers who have a positive impact on corporate results.

For 2020, the baseline annual incentive payouts under our STI Plan for our CEO were based equally upon Pre-Tax Income and EPS. Mr. Getz would receive an amount equal to 101.5% of his base salary under the cash component of his incentive and 101.5% of base salary awarded in time-vested restricted stock upon achievement of target performance for each of the stated incentive plan components. In order to qualify for an incentive payout with respect to a particular performance criterion, at least 82% of the stated performance target must have been achieved. Mr. Getz’s 2020 incentive award potential was subject to the following limits: the cash component (including any elected deferrals) was limited to 160% of his base salary and the equity component (excluding any elected deferrals) awarded in time-vested restricted stock was limited to 160% of his base salary. Further, pursuant to our STI Plan, 15% of the cash component was also to be paid to Mr. Getz in restricted stock before any elected deferrals, meaning that at least 57.5% of his aggregate annual incentive compensation is payable in the form of restricted stock (before taking into account any additional amounts elected to be deferred into equity). Ultimately, the Compensation Committee has the discretion, pursuant to the terms of Mr. Getz’s 2020 STI Plan, to reduce his aggregate annual incentive compensation payout attributable to his 2020 performance.

The total incentive earned by Mr. Getz under the STI Plan in 2020 was $1,686,826, of which a majority was received in the form of time-vested restricted stock, as more fully described below. The total value of his incentive under the STI Plan in 2020 constituted a decrease of $16,536 from the total incentive value of $1,703,362 that he earned in 2019 under the STI Plan. The “EPS Premium Opportunity” that was in place during fiscal years 2017 and 2018 in addition to the baseline annual incentive opportunity, which afforded Mr. Getz an additional cash component when financial results exceeded the annual performance targets, was eliminated and our goals represented by this component were integrated in the other components of the STI Plan, effective for the 2019 plan year and onward.

Under our STI Plan for the year 2020, our Pre-Tax Income and EPS targets, along with the corresponding achievement and resulting payouts for our CEO, are set forth in the table below:

Metric	2020 Target	2020 Actual	Percent Achievement of Target	Aggregate Annual Incentive Compensation
Pre-Tax Income	$57,080,000	$52,646,323	92%	$826,876
Earnings Per Share	$1.39	$1.30	94%	$859,950
Total				$1,686,826

As reflected in the table above, Mr. Getz earned an aggregate annual incentive compensation of $1,686,826 for 2020, a decrease of $16,536 from the previous year. All restricted stock earned by Mr. Getz in respect of our STI Plan will vest in full on the third anniversary of the award date. After reviewing the adjustment criteria and assessing Mr. Getz’s individual performance, the Compensation Committee and Board determined that Mr. Getz had met or exceeded its expectations and no reduction of Mr. Getz’s annual incentive compensation was warranted.

Annual Incentive Compensation Component Calculations for Performance Metrics

As shown in the chart above, with respect to the annual incentive compensation for achieving base performance metrics and pursuant to the terms of our STI Plan for our CEO, Mr. Getz was entitled to (i) $843,413 of the equity component (representing 50% of the total incentive compensation) and (ii) $126,512 of the cash component deferred as time based restricted stock (representing 7.5% of the total incentive compensation), for a total of $969,925 payable in restricted stock to be granted in 2021 following the Compensation Committee’s certification of our achievement of the performance metrics, and (iii) $716,901 payable in cash or subject to elected deferral (representing 42.5% of the total incentive compensation).

For 2020, annual incentive payouts under our STI Plan for Mr. Fetterolf, our Bank President and CEO, were based upon (1) the portion of EPS attributed to TriState Capital Bank, (2) Pre-Tax Income of the Bank, (3) Deposits of the Bank, (4) Bank Loans, (5) Credit Quality of Bank Loans, (6) Exam Results of the Bank, and (7) Operations and Administration Oversight of the Bank. Mr. Fetterolf would receive an amount equal to 101.5% of his base salary upon achievement of target performance for all performance metrics. In order to receive an incentive payout with respect to a particular performance criterion, more than 82% of the stated performance target must be achieved. Mr. Fetterolf’s maximum 2020 award potential was limited to 170% of his base salary. Similar to our CEO, pursuant to the terms of our STI Plan, 15% of Mr. Fetterolf’s cash-based incentive compensation is paid in the form of restricted stock, unless additional deferral is elected, as he has done in the last three years. Additionally, as described in more detail below, in 2020 Mr. Fetterolf elected (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation payout in the form of Company stock in lieu of cash, further increasing his equity holdings in the Company and aligning his long-term interests with those of the Company’s shareholders.

For 2020, the performance criteria applicable to Mr. Fetterolf, along with the corresponding achievement and payouts to Mr. Fetterolf, are set forth in the table below:

Metric	Weight	2020 Target	2020 Actual	Percent Achievement of Target	Aggregate Annual Incentive Payout
Portion of EPS Attributed to TSCB	25%	$1.33	$1.21	91%	$128,625
TSCB Pre-Tax Income	25%	$54,460,000	$49,919,422	92%	$131,251
TSCB Deposits	10%	$7,430,000	$7,862,818	106%	$71,160
TSCB Loans	10%	$8,276,000	$8,202,788	99%	$59,851
Credit Quality	15%	Objective	Successful	100%	$129,825
Exam Results	10%	Objective	Successful	100%	$60,900
Operations and Administration Oversight	5%	Subjective	Successful	100%	$30,451
Total					$612,063
As reflected in the table above, Mr. Fetterolf earned an aggregate annual incentive payout of $612,063 in 2020, of which (i) $153,016 was paid in cash, (ii) $91,809 was paid in the form of restricted stock in lieu of cash pursuant to our STI Plan, and (iii) $367,238 was paid in the form of restricted stock as a result of Mr. Fetterolf’s additional deferral election. For 2020, all restricted stock granted in respect of our STI Plan will vest in full on the third anniversary of the date of award.

For 2020, annual incentive payouts under our STI Plan for Mr. Demas, our CFO, were based upon TriState Capital’s (1) EPS, (2) Pre-Tax Income and (3) Regulatory Oversight. Mr. Demas would receive an amount equal to 101.5% of his base salary upon achievement of target performance for all performance metrics. In order to receive an incentive payout with respect to a particular performance criterion, more than 82% of the stated performance target must be achieved. Mr. Demas’s maximum 2020 award potential was limited to 170% of his base salary. Similar to our CEO, pursuant to the terms of our STI Plan, 15% of our CFO’s cash-based incentive compensation is paid in the form of restricted stock. Additionally, Mr. Demas may elect to receive an additional portion of his annual incentive compensation payout in the form of Company stock, further increasing his equity holdings in the Company and aligning his long-term interests with those of the Company’s shareholders.

For 2020, the performance criteria applicable to Mr. Demas, along with the corresponding achievement and payouts to Mr. Demas, are set forth in the table below:

Metric	Weight	2020 Target	2020 Actual	Percent Achievement of Target	Aggregate Annual Incentive Payout
Earnings Per Share	40%	$1.39	$1.30	94%	$163,800
Pre-Tax Income	40%	$57,080,000	$52,646,323	92%	$157,500
Regulatory Oversight	20%	Satisfactory regulatory exam results, timely filing of regulatory documents, credit metrics	Successful	100%	$91,351
Total					$412,651

As reflected in the table above, Mr. Demas earned an aggregate annual incentive payout of $412,651 in 2020, of which (i) $350,753 was paid in cash, and (ii) $61,898 was paid in the form of restricted stock in lieu of cash pursuant to the terms of our STI Plan. For 2020, all restricted stock granted in respect of our STI Plan will vest in full on the third anniversary of the date of award.

For 2020, annual incentive payouts under the STI Plan for Mr. Riddle, the Chief Executive Officer of our Chartwell division, were based upon (1) a portion of EPS attributed to Chartwell, (2) a portion of Pre-Tax Income attributed to Chartwell, (3) Investment Performance, and (4) Regulatory Oversight at Chartwell. Mr. Riddle would receive an amount equal to 101.5% of his base salary upon achievement of target performance for all performance metrics. In order to receive an incentive payout with respect to a particular performance criterion, more than 82% of the stated performance target must be achieved. Mr. Riddle’s maximum 2020 award potential was limited to 170% of his base salary. For Mr. Riddle’s incentive compensation greater than $50,000 in a given year, 12.5% is issued in restricted cash and 12.5% is issued in restricted stock, both of which vest in full on the third anniversary of the date of award and additional portions of his incentive compensation may be issued in restricted cash or Company stock based on the overall level of compensation expense to revenue at Chartwell. Additionally, as described in more detail below, in 2020 Mr. Riddle elected (and historically has chosen to elect) to receive an additional portion of his annual incentive compensation payout in the form of Company stock in lieu of cash, further increasing his equity holdings in the Company and aligning his long-term interests with those of the Company’s shareholders.

For 2020, the performance criteria applicable to Mr. Riddle, along with the corresponding achievement and payouts to Mr. Riddle, are set forth in the table below:

Metric	Weight	2020 Target	2020 Actual	Percent Achievement of Target	Aggregate Annual Incentive Payout
Portion of EPS attributed to Chartwell	25%	$0.06	$0.09	150%	$170,000
Chartwell Pre-Tax Income	25%	$2,620,000	$2,726,899	104%	$112,900
Investment Performance	40%	75% of Chartwell Investment Funds exceed benchmark performance	Unsuccessful	—%	$—
Operations and Administrative Oversight	10%	Satisfactory regulatory review results	Successful	100%	$40,600
Total					$323,500
As reflected in the table above, Mr. Riddle earned an aggregate annual incentive payout of $323,500 in 2020, which was paid in the form of a combination of restricted cash and restricted stock in lieu of cash pursuant to the terms of our STI Plan and the Chartwell incentive plan and at Mr. Riddle’s election. For 2020, all restricted stock granted in respect of our STI Plan will vest in full on either the third or fourth anniversary of the date of award.

Long-Term Incentive Compensation

Currently, we utilize our STI Plan to provide short-term and long-term incentives, via certain permitted forms of payment, and implement compensation structures. For example, our STI Plan provides for payment types consisting of both time-vested restricted stock, as well as cash, for the applicable executives achieving specified key performance metrics. Our Compensation Committee believes that equity-based compensation is an important component of our executive compensation program and that providing a meaningful portion of our executive officers’ total compensation package in equity-based compensation aligns the incentives of our executives with the interests of our shareholders and with our long-term corporate success. Additionally, our Compensation Committee believes that equity-based compensation awards enable us to attract, motivate, retain and adequately compensate executive talent. To that end, we have historically awarded equity-based compensation in the form of both stock options and restricted stock. In 2020, however, our Compensation Committee granted long-term equity only in the form of restricted stock. Our Compensation Committee believes equity awards provide executives with a significant long-term interest in our success by rewarding the creation of shareholder value over time and aligning our executives’ interest with those of our shareholders and other stakeholders..

In addition, in accordance with our Omnibus Incentive Plan, as further described below, each of the Compensation Committee and our CEO has the authority to grant or otherwise issue equity awards to participants in the Omnibus Incentive Plan, other than our CEO, and may delegate such authority to subcommittees or individual members of the Compensation Committee (although such awards are subject to final approval by the Compensation Committee). Grants or other issuances of equity to the CEO under the Omnibus Incentive Plan must be approved by all the members of our Board who (i) satisfy the Nasdaq independence requirements, (ii) are “outside” directors within the meaning of Section 162(m) (to the extent applicable), and (iii) are “non-employee” directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee also has authority to grant equity awards to non-employee members of the Board.

In 2014, our Board adopted, and our shareholders approved, the Omnibus Incentive Plan. The Omnibus Incentive Plan replaced the TriState Capital Holdings, Inc., 2006 Stock Option Plan, as amended (the “2006 Stock Option Plan”) and authorized the following types of awards: (1) stock options; (2) stock appreciation rights; (3) restricted shares; (4) restricted stock units; (5) dividend equivalent rights; and (6) other stock-based awards. The total number of shares of common stock that may be granted under the Omnibus Incentive Plan is the number of authorized shares of common stock of the Company that remained available under the 2006 Stock Option Plan as of the date of shareholder approval, plus any shares of common stock issued pursuant to the 2006 Stock Option Plan that were forfeited, canceled, expired or otherwise terminated, as well as any additional shares of common stock that are authorized for issuance pursuant to duly adopted amendments to the Omnibus Incentive Plan. Any shares reserved for future awards under the 2006 Stock Option Plan are no longer available for grants thereunder, but are instead reserved for grants under the Omnibus Incentive Plan.

In April 2020, at the recommendation of the CEO, the Compensation Committee approved discretionary grants of 15,000 additional shares of restricted stock to Mr. Fetterolf, 7,000 additional shares to Mr. Demas, and 7,000 shares additional shares of restricted stock to Mr. Riddle, each in anticipation and recognition of the extraordinary effort required to navigate through the turbulent impact of the COVID-19 pandemic, further encourage continuous focus on long-term value creation and alignment with shareholders, and retain their services and focus. These discretionary grants of restricted shares are each subject to a vesting schedule under which 50% will vest after 2.5 years and the remainder will vest after 5 years.

Our 2020 equity program had meaningful performance features. Further, our equity program helps us to retain our executives because equity awards are subject to time-based vesting, where grants of restricted stock vest in full on the third, fourth, or fifth anniversary of the date of award, depending on the type. In this way our equity program (i) provides for incentives for executives to drive performance because equity grants are tied to our annual achievement of our stated performance goals, (ii) facilitates executive retention because of the multi-year vesting schedule attached to our restricted awards, and (iii) aligns our executives with our shareholders because of our use of restricted stock.

We have typically used restricted stock awards to settle our executives’ annual performance incentive compensation and for discretionary supplemental grants because (i) full value awards tie directly to the value achieved by the executives and (ii) restricted stock awards more closely align the interests of executives with those of our shareholders since restricted stock retains value even in a depressed market and executives will be less likely to take unreasonable risks to obtain, or keep, options “in-the-money”. We have granted stock options in the past and we, the Compensation Committee and Board, continue to assess the form of equity awards utilized in our equity program. In addition, the executive officers’ substantial personal investments in the Company provide additional inducement to serve the the Company’s long-term interests.

As of December 31, 2020, there were 327,620 shares of common stock issuable under outstanding options granted under both the 2006 Stock Option Plan and the Omnibus Incentive Plan, as well as 1,493,128 unvested restricted shares granted under the Omnibus Incentive Plan. As of December 31, 2020, there were 988,223 shares of common stock remaining available for issuance under the Omnibus Incentive Plan. The Omnibus Incentive Plan will terminate in 2024, unless terminated earlier by the Board.

Annual equity awards are approved during the first quarter of each year at a meeting of the Compensation Committee at which the Compensation Committee considers the Company’s annual performance for the preceding year, the Company’s compensation philosophy, strategic considerations and market factors. For purposes of making equity grants, the Compensation Committee follows stated guidelines, as generally described below:

•The award date for any equity awards to employees approved by the Compensation Committee is the date of the meeting of the Board immediately following the Compensation Committee meeting at which the awards are approved.

•The award date for any equity awards to the CEO is the date of the meeting of the Board at which such awards are approved.

•New hire grants and other off-cycle grants under special circumstances must generally be approved by the Compensation Committee at a meeting of the Compensation Committee. In the case of new hire grants, the grant date cannot precede the start date of the new hire.

•In the case of annual awards, a list will be submitted to the Compensation Committee in advance of the scheduled meeting at which the awards will be considered.

•At each regularly scheduled meeting of the Board of Directors, the CEO will report to all equity awards, if any, pursuant to any authority delegated by the Compensation Committee.

•In the case of stock options, the exercise price is the closing price of the Company’s common stock on the grant date.

•Beginning with equity awards granted in 2021, the Compensation Committee revised the equity vesting schedule such that an equal portion of restricted shares will vest each year for the duration of the vesting schedule.

With these guidelines in mind and under the terms of our STI Plan, in 2021 the Compensation Committee awarded 48,279 shares of restricted stock to our CEO based on his achievement of performance targets. The amount of the 2021 equity award to our CEO was directly tied to the STI for him, to our 2020 financial performance, and the manner in which we settle our annual incentive plan. Specifically, 50% of the annual incentive compensation earned by our CEO for 2020 was paid in the form of unvested restricted stock, and, consistent with the terms of our STI Plan, an additional 15% of our CEO’s cash-based performance incentive was paid in the form of restricted stock. Under the terms of the restricted stock award, an equal number of shares will vest each year over a three year period following the award date. Because these equity awards are tied to performance, our compensation programs simultaneously create both a one-year performance period and a three-year retention period, and long-term focus on value creation and shareholder alignment..

Under the terms of our STI Plan, our CEO and the Compensation Committee approved the awards (inclusive of additional deferral elections by Messrs. Fetterolf and Riddle) of 22,850 shares of restricted stock to Mr. Fetterolf, 3,082 shares of restricted stock to Mr. Demas and 6,988 shares of restricted stock to Mr. Riddle in 2021. Similar to our CEO, all equity-based incentive awards made to our NEOs under the terms of the STI Plan were based upon the achievement of the specified performance criteria for the 2020 performance year by each of these NEOs. All restricted stock awarded under the STI Plan will vest in equal portions each year over a three year period from the date of grant (or, with respect to certain of Mr. Riddle’s shares as described further herein, the fourth anniversary of the date of grant). Following recommendation from the CEO, the Compensation Committee also granted at their discretion 30,000 additional shares of restricted stock to Mr. Fetterolf, 11,341 additional shares of restricted stock to Mr. Demas, and 3,921 additional shares of restricted stock to Mr. Riddle in recognition of their individual contributions to the current and ongoing success of the Company, further encourage their continuous focus on long-term value creation and alignment with shareholders, and retain their services and focus. These discretionary grant restricted shares will vest in equal portions each year over a five year period from the date of grant which will further align the individual’s interests with those of our shareholders.

Other Executive Benefits and Perquisites and Deferred Compensation

We provide the following benefits to our executive officers on the same basis as other eligible employees:

•health insurance;
•vacation, personal holidays and sick days;
•life insurance and supplemental life insurance;
•short-term and long-term disability; and
•a 401(k) plan.

We believe these benefits are generally consistent with those offered by other companies, and specifically with those companies with which we compete for employees.

We also provide a car allowance to each of our executive officers, other than Mr. Riddle. In addition, we also maintain the TriState Capital Bank Supplemental Executive Retirement Plan (the “SERP”) for the benefit of our CEO. Pursuant to the SERP, benefits will be earned over a five-year period, with projected payments of $25,000 per month for 180 months generally commencing upon Mr. Getz’s retirement, subject to forfeiture to the extent Mr. Getz is terminated for cause (as such term is defined in the SERP) or breaches specified restrictive covenants (including 24-month non-competition, non-solicitation and non-hire covenants). As of December 31,

2020, the SERP was fully reserved at present value. The Compensation Committee believes the benefits and perquisites are modest and consistent with its overall objective of attracting and retaining highly qualified executive officers.

Compensation Risk

On annual basis, the Compensation Committee conducts a formal review of the Company’s senior executive compensation plans to determine whether the compensation plans encourage excessive or unnecessary risks, taking into account the Compensation Committee’s five guiding principles (described above in the section captioned “Compensation Philosophy”). Specifically, the review addresses:

•how the executive compensation plans do not encourage the executives to take unnecessary and excessive risks that threaten the value of our Company, including how the executive compensation plans do not encourage behavior excessively focused on short-term results rather than balanced with long-term value creation;

•risks generally posed by employee compensation plans and how these risks are limited, including how these employee compensation plans do not encourage behavior focused on short-term results rather than long-term value creation; and

•how our Company has ensured that employee compensation plans do not encourage the manipulation of reported earnings to enhance the compensation of any of our employees.

Further, we have developed a number of protocols and safeguards to help our compensation plans avoid encouraging excessive or unnecessary risks. Specifically, because of the Company’s focus on compensation risk management, the Company’s compensation plans are designed to avoid a short-term focus that could jeopardize the Company, including providing, for example:

•appropriate performance/payment time horizons and not over-weighting short-term incentives, particularly for our CEO, where a meaningful portion of his annual incentive opportunity is paid in the form of time-vesting restricted stock;

•an appropriate relationship between the incremental achievement levels and corresponding payouts in our incentive plans, where our payout curves are reasonable and do not contain steep “cliffs” that might encourage unreasonable short-term business decisions to achieve payment thresholds;

•payments that are closely aligned with our strategic goals and shareholder interests, such as Pre-Tax Income and EPS;

•a clawback right if incentive payments are based on materially inaccurate financial statements (which includes statements of earnings, revenues, or gains), any other materially inaccurate performance metric criteria, or other items on a discretionary basis, such as credit-related performance; and

•meaningful equity ownership by our senior executive team.

In addition, the Company’s strategic plan that runs through 2021 (the “Strategic Plan”) includes an overall goal of responsibly growing our Company and strengthening our financial condition while maintaining our focus on risk management and consideration of our other stakeholders. Our management team uses the Strategic Plan as a tool when directing employees’ activities so they can make the most effective contributions possible toward realization of the Strategic Plan’s goals and objectives, including risk management. Further, our Enterprise Risk Management Program (the “ERM Program”) is designed to enable vertically and horizontally integrated risk management, with a special emphasis on early identification and effective measurement, management and monitoring of risks to the business across all identified risk categories. One particular objective of the ERM Program includes ensuring that adequate policies are in place to enable the Company’s employees to align everyday decisions with the Company’s risk management objectives and that approval procedures will assure responsibility and sound decision-making.

Moreover, our directors take an active role in oversight of our risk management by, among other things: (i) serving on committees of the Board that have specific oversight responsibility for particular aspects of the Company’s business, including the Risk Committee; (ii) being a resource for management on customer issues where directors have particular expertise by reason of their business experience; (iii) reviewing and giving management oversight on matters addressed in regular and special reports provided to the Board; and (iv) setting risk appetite statements.

Further, in October 2020, the Compensation Committee undertook its annual broad-based review and risk assessment of TriState Capital Bank’s compensation policies and practices with its Chief Risk Officer. During the risk assessment, the Compensation Committee met with the Chief Risk Officer who provided an analysis of TriState Capital Bank’s compensation practices and whether they are likely to lead to excessive risk taking. The Chief Risk Officer presented that based upon an analysis (i) TriState Capital Bank’s compensation plans are not designed to encourage TriState Capital Bank’s executive officers to take unnecessary and excessive risks that threaten the value of TriState Capital Bank, including that TriState Capital Bank’s compensation plans are not designed to encourage behavior excessively focused on short-term results rather than balanced with long-term value creation; (ii) the risks generally posed by TriState Capital Bank’s employee compensation plans were limited, including that these employee compensation plans are not designed to encourage behavior focused on short-term results; and (iii) the employee compensation plans are not designed to encourage the manipulation of reported earnings to enhance the compensation of any of TriState Capital Bank’s employees.

Based upon the Chief Risk Officer’s assessment, the Compensation Committee’s review of the compensation plans under the five guiding principles (discussed in the section captioned “Compensation Philosophy and Objectives” above), the risk control and mitigation principles contained in TriState Capital Bank’s Strategic Plan and ERM Program, and continuous oversight by the Board, the Compensation Committee determined that (i) our compensation programs do not contain features that are designed to encourage TriState Capital Bank’s officers, including our NEOs, to take unnecessary and excessive risks (including long-term as well as short-term risks) that could threaten the value of our Company, and (ii) our compensation programs do not contain features that are designed to encourage the manipulation of TriState Capital Bank’s reported earnings to enhance the compensation of any of TriState Capital Bank’s employees.

Other Compensation Policies and Practices

The compensation of each of our NEOs is subject to “clawback” in which we can recoup all or a portion of the annual incentive compensation paid to them under certain circumstances. Annual incentive compensation based on materially inaccurate financial statements or other materially inaccurate performance metrics that the Compensation Committee deems material are subject to “clawback”. There is no time limit on when the materially inaccurate information must be discovered and incentive compensation awarded in any form (cash, stock or stock options) is subject to such clawback.

We have not implemented formal share ownership guidelines for our NEOs, primarily because of their large existing ownership stakes in our Company. Our non-employee directors are subject to share ownership guidelines requiring them to own Company stock with a value equal to at least five times their respective annual retainer fee. Non-employee directors have up to five years to meet the minimum required ownership levels. It is anticipated that this ownership guideline will be waived with respect to the director who is the board representative for Stone Point, a large shareholder. The Compensation Committee continues to consider whether to implement share ownership guidelines for our NEOs or other executive compensation programs on an annual basis, including the adoption of anti-pledging policies.

Tax and Accounting Considerations

Section 162(m)

Section 162(m) of the Code (“Section 162(m)”) limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. The exemption from Section 162(m)’s deduction limit for “performance-based compensation” was repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee continues to review the impact of Section 162(m) and intends, to the extent it determines to be practicable, to preserve deductibility under the Code of compensation paid to our executive officers when consistent with our goal of utilizing compensation programs that attract and retain key executives and align with shareholder interests.

Section 409A Considerations

Section 409A of the Code (“Section 409A”) affects the manner in which deferred compensation opportunities are offered to our employees because Section 409A requires, among other things, that “non-qualified deferred compensation” be structured in a manner that limits employees’ abilities to accelerate or further defer certain kinds of deferred compensation. We intend to operate our existing compensation arrangements that are covered by Section 409A in accordance with the applicable rules thereunder, and we will continue to review and amend our compensation arrangements where necessary to comply with Section 409A.

Topic 718

The compensation that we pay to our executive officers is expensed in our financial statements as required by U.S. generally accepted accounting principles. As one of many factors, the Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, compensation. Stock-based compensation is accounted for as required under Financial Accounting Standards Board Accounting Standards Codification Topic 718.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis to be included in the Company’s 2021 Proxy Statement filed pursuant to Section 14(a) of the Securities Act of 1934, as amended (the “Proxy Statement”). Based on the review and discussions with management, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

THE COMPENSATION COMMITTEE

Helen Hanna Casey, Chairperson
James J. Dolan
John B. Yasinsky
Michael R. Harris
Christopher M. Doody

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for fiscal years ended December 31, 2020, 2019 and 2018. All cash compensation for each of our named executive officers was paid by TriState Capital Bank, where each serves as an executive officer, except for Mr. Riddle whose cash compensation was paid by Chartwell, where he serves as an executive officer.

Named Executive Officer and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)		Change in Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
James F. Getz	2020	$945,000	$979,429	$716,901	(5)	$150,000	$15,450	$2,806,780
Chairman, President and CEO	2019	$945,000	$1,294,879	$723,927		$8,000	$15,300	$2,987,106
	2018	$945,000	$1,260,369	$1,531,099		$127,000	$15,150	$3,878,618

Brian S. Fetterolf	2020	$595,833	$875,994	$520,261	(6)	$—	$15,450	$2,007,538
President and CEO, TriState Capital Bank	2019	$500,000	$627,858	$493,749		$—	$15,300	$1,636,907
	2018	$495,833	$479,000	$507,781		$—	$15,150	$1,497,764

David J. Demas	2020	$450,000	$388,449	$350,753	(7)	$—	$15,450	$1,204,652
CFO	2019	$450,000	$292,873	$353,430		$—	$15,300	$1,111,603
	2018	$450,000	$—	$439,569		$—	$15,150	$904,719

Timothy J. Riddle (8)	2020	$400,000	$225,299	$283,079	(9)	$—	$8,550	$916,928
CEO, Chartwell	2019	$400,000	$243,269	$177,627		$—	$8,400	$829,296
	2018	$400,000	$50,000	$235,246		$—	$8,250	$693,496
(1)The amounts in this column represent the aggregate grant date fair value of restricted stock granted to our NEOs during fiscal year 2020, calculated in accordance with applicable accounting guidance without regard to forfeitures. For additional information on our accounting for such awards, please refer to Note 16, “Stock-Based Compensation Programs” in our Annual Report on Form 10-K for the year ended December 31, 2020. The restricted stock grants made to Mr. Getz in 2020 reflect equity awards that were granted pursuant to the terms of his STI Plan as a result of (a) our successful achievement of certain performance metrics during 2019 and (b) the prior requisite deferral of a portion of the cash incentive component awarded in fiscal year 2019 into restricted stock granted in 2020 following our Compensation Committee’s certification that the applicable 2019 performance metrics were met. The restricted stock grants made to Messrs. Fetterolf and Demas in 2020 reflect equity awards that were granted pursuant to the terms of their STI Plans as a result of our successful achievement of certain performance metrics during 2019 and equity awards that were granted at the discretion of the Compensation Committee. The restricted stock grants made to Mr. Riddle in 2020 reflect equity awards that were granted pursuant to the terms of his STI Plan and the Chartwell Incentive Plan as a result of the prior requisite deferral of a portion of the cash incentive component awarded in fiscal year 2019 into restricted stock granted in 2020 following our Compensation Committee’s certification that the applicable 2019 performance metrics were met and equity awards that were granted at the discretion of the Compensation Committee. The amounts in this column do not include any restricted stock granted in 2020 as a result of each NEO’s affirmative election to forgo an additional portion of the non-equity component incentive plan compensation to which they were entitled under their respective STI Plans in 2019, in favor of deferred equity awards. Please see the “Non-Equity Incentive Compensation Plan” column and accompanying footnotes for further detail regarding the values forgone in 2020 in favor of deferred restricted stock.
(2)The amounts in this column reflect non-equity component incentive plan compensation earned in 2020 that was either (a) paid in cash in 2021 following certification of the applicable annual performance metrics results or (b) foregone by the affirmative election of the applicable NEO in favor of deferral into equity (over and above any deferrals already required pursuant to the terms of the applicable STI Plan or, for Mr. Riddle, the STI Plan and the Chartwell Incentive Plan), where such value foregone was subsequently awarded in 2021 to the NEO as restricted stock upon confirmation that our 2020 annual performance metrics were met.
(3)Amounts in this column reflect the actuarial present value of Mr. Getz’s accumulated benefit under the SERP, between the end of fiscal year 2019 and the end of fiscal 2020. For purposes of calculating the change in benefit value from year to year, the discount rate used to determine the present value of the benefit was 2.52% as of December 31, 2020. For additional information, see the “Nonqualified Deferred Compensation” table below. For further discussion of the assumptions and valuation methodology used in the applicable calculations, please refer to Note 14, “Employee Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(4)Amounts in this column reflect (a) employer 401(k) contributions of $8,550 made to each of our NEOs in fiscal year 2020 and (b) a car allowance of $6,900 paid to each of our NEOs (except Mr. Riddle) in fiscal year 2020.
(5)Amount reflects the portion of Mr. Getz’s STI Plan compensation that he earned in 2020, including non-equity incentive cash compensation.
(6)Amount reflects (a) non-equity incentive cash compensation of $153,016 which Mr. Fetterolf earned in 2020 pursuant to the terms of his STI Plan and (b) $367,245 of Mr. Fetterolf’s cash incentive compensation that he elected to defer into equity at his discretion in excess of the deferral terms of his STI Plan.

(7)Amount reflects that portion of Mr. Demas’s STI Plan compensation that he earned in 2020, including non-equity incentive cash compensation.
(8)Mr. Riddle became a NEO in February 2019. We are providing 2018 executive compensation disclosure for Mr. Riddle in this proxy statement on a voluntary basis.
(9)Amount reflects (a) a cash payment earned in 2020 by Mr. Riddle in accordance with the incentive payment terms set forth in the Chartwell Incentive Plan of $40,438 in restricted cash, scheduled to vest in full on the third anniversary of the date awarded, (b) a cash payment earned in 2020 by Mr. Riddle in accordance with the incentive payment terms set forth in the Chartwell Incentive Plan of $83,204 in restricted cash, scheduled to vest in full on the fourth anniversary of the date awarded, (c) the amount of Mr. Riddle’s cash incentive compensation earned in 2020 that he elected to defer into restricted cash of $38,108 in restricted cash, scheduled to vest in full on the fourth anniversary of the date awarded, (d) a cash payment earned in 2020 by Mr. Riddle in accordance with the incentive payment terms set forth in the Chartwell Incentive Plan of $83,224 in restricted cash, scheduled to vest in full on the fourth anniversary of the date awarded, and (e) $38,105 of Mr. Riddle’s cash incentive compensation earned in 2020 that he elected to defer into equity at his discretion, in excess of the deferral terms of his STI Plan. For more information regarding the incentive compensation terms provided to Mr. Riddle pursuant to the Chartwell Incentive Plan, please see the section above captioned “Compensation Discussion and Analysis -- Short-Term Incentive Compensation.”

Our Compensation Committee periodically evaluates the compensation and benefit programs for our NEOs and makes adjustments intended to achieve our compensation objectives, which include attracting and retaining qualified personnel, managing our compensation expense and related risks, and providing a strong link between performance and pay.

Grants of Plan-Based Awards Table

The following table sets forth information with respect to plan-based awards made to our NEOs in fiscal year 2020.

Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock (#) (3)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James F. Getz	1/17/2020 (4)	—	—	—	—	—	—	38,820	$979,429
	4/6/2020	$562,275	$815,299	$1,285,200	—	—	—	—	—

Brian S. Fetterolf	1/17/2020 (5)	—	—	—	—	—	—	3,454	$87,144
	1/17/2020 (6)	—	—	—	—	—	—	25,000	$630,750
	4/6/2020	$249,900	$517,650	$867,000	—	—	—	—	—
	4/17/2020 (6)	—	—	—	—	—	—	15,000	$158,100

David J. Demas	1/17/2020 (7)	—	—	—	—	—	—	2,472	$62,369
	1/17/2020 (8)	—	—	—	—	—	—	10,000	$252,300
	4/6/2020	$214,200	$388,238	$650,250	—	—	—	—	—
	4/17/2020 (8)	—	—	—	—	—	—	7,000	$73,780

Timothy J. Riddle	1/17/2020 (9)	—	—	—	—	—	—	5,000	$126,150
	2/18/2020 (10)	—	—	—	—	—	—	1,130	$25,369
	4/6/2020	$220,500	$355,250	$595,000	—	—	—	—	—
	4/17/2020 (9)	—	—	—	—	—	—	7,000	$73,780
(1)Reflects the estimated threshold, target and maximum cash payouts for 2020 performance under the STI Plans for each NEO, assuming each NEO elected not to forgo and defer into equity any additional portion of their cash incentive earned in 2020 (other than the 15% deferral already required under the terms of the applicable STI Plan, or, with respect to Mr. Riddle, 12.5% deferral required under the terms of his STI Plan). With respect to Mr. Riddle, the estimated threshold, target and maximum cash payouts for 2020 include the amount of incentive compensation that is deferred in the form of restricted cash in accordance with the terms of his STI Plan.
(2)There are no estimated future payouts associated with awards granted to our NEOs in 2020 pursuant to the Omnibus Incentive Plan. All such grants made to NEOs in 2020 were the result of either (a) the certification of performance metrics already achieved in the prior year (and thus no future estimation is warranted) or (b) discretionary equity awards granted without performance conditions.
(3)Amounts in this column reflect all shares of restricted stock granted in 2020 to the applicable NEO other than those shares attributable to amounts in excess of that required under the applicable STI Plan (that is, any non-equity incentive plan amounts earned in 2019 but voluntarily deferred into 2020 equity beyond the requisite plan deferral).
(4)Reflects shares of restricted stock granted in 2020 (pursuant to our Omnibus Incentive Plan and in accordance with the terms of the applicable 2019 STI Plan) as a result of (a) equity earned in accordance with the terms of Mr. Getz’s 2019 STI Plan of $851,689 and (b) the 15% requisite deferral of the amount of cash-based compensation earned pursuant to his 2019 STI Plan of $127,740. Such grants are scheduled to vest in full on the third anniversary of the grant date, subject to Mr. Getz’s continued employment through such date.

(5)Reflects shares of restricted stock granted in 2020 (pursuant to our Omnibus Incentive Plan and in accordance with the terms of the applicable 2019 STI Plan) as a result of the 15% requisite deferral of the amount of cash-based compensation earned pursuant to Mr. Fetterolf’s 2019 STI Plan. This award vests in full on the third anniversary of the grant date, subject to Mr. Fetterolf’s continued employment through such date.
(6)Reflects a discretionary grant of restricted stock awarded to Mr. Fetterolf by the Compensation Committee, subject to the terms of our Omnibus Incentive Plan. This award vests 50% on the date that is two and one-half years following the grant date and 50% on the fifth anniversary of the grant date, subject to Mr. Fetterolf’s continued employment through the applicable vesting dates.
(7)Reflects shares of restricted stock granted in 2020 (pursuant to our Omnibus Incentive Plan and in accordance with the terms of the applicable 2019 STI Plan) as a result of the 15% requisite deferral of the amount of cash-based compensation earned pursuant to Mr. Demas’s 2019 STI Plan. This award vests in full on the third anniversary of the grant date, subject to Mr. Demas’s continued employment through such date.
(8)Reflects a discretionary grant of restricted stock awarded to Mr. Demas by the Compensation Committee, subject to the terms of our Omnibus Incentive Plan. This award vests 50% on the date that is two and one-half years following the grant date and 50% on the fifth anniversary of the grant date, subject to Mr. Demas’s continued employment through the applicable vesting dates.
(9)Reflects a discretionary grant of restricted stock awarded to Mr. Riddle by the Compensation Committee, subject to the terms of our Omnibus Incentive Plan. This award vests 50% on the date that is two and one-half years following the grant date and 50% on the fifth anniversary of the grant date, subject to Mr. Riddle’s continued employment through the applicable vesting dates.
(10)Reflects shares of restricted stock granted to Mr. Riddle (pursuant to our Omnibus Incentive Plan, subject to the governing terms of our STI Plan and the Chartwell Incentive Plan) as a result of the required 12.5% deferral into equity pursuant to Mr. Riddle’s 2019 performance. Such grant is scheduled to vest in full on the third anniversary of the grant date, subject to Mr. Riddle’s continued employment through such date.

Outstanding Equity Awards at 2020 Fiscal Year-End Table

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2020. All of the awards shown in the table below were granted under either the 2006 Stock Option Plan or the Omnibus Incentive Plan.

		Stock Option Awards				Restricted Stock Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares that Have Not Vested ($)
James F. Getz	1/16/2018 (3)	—	—	—	—	87,151	$1,516,427	—	—
	1/17/2019 (3)	—	—	—	—	126,613	$2,203,066	—	—
	1/17/2020 (3)	—	—	—	—	57,169	$994,741	—	—

Brian S. Fetterolf	1/16/2018 (3)	—	—	—	—	18,459	$321,187	—	—
	1/16/2018 (4)	—	—	—	—	10,000	$174,000	—	—
	1/17/2019 (3)	—	—	—	—	10,156	$176,714	—	—
	1/17/2019 (4)	—	—	—	—	25,000	$435,000	—	—
	1/17/2020 (3)	—	—	—	—	17,268	$300,463	—	—
	1/17/2020 (4)	—	—	—	—	25,000	$435,000	—	—
	4/17/2020 (4)	—	—	—	—	15,000	$261,000	—	—

David J. Demas	1/16/2018 (5)	—	—	—	—	1,859	$32,347	—	—
	1/17/2019 (3)	—	—	—	—	3,603	$62,692	—	—
	1/17/2019 (4)	—	—	—	—	10,000	$174,000	—	—
	1/17/2020 (3)	—	—	—	—	2,472	$43,013	—	—
	1/17/2020 (4)	—	—	—	—	10,000	$174,000	—	—
	4/17/2020 (4)	—	—	—	—	7,000	$121,800	—	—

Timothy J. Riddle	2/2/2018 (3)	—	—	—	—	2,045	$35,583	—	—
	1/17/2019 (4)	—	—	—	—	10,000	$174,000	—	—
	2/15/2019 (3)	—	—	—	—	1,265	$22,011	—	—
	2/15/2019 (6)	—	—	—	—	4,296	$74,750	—	—
	1/17/2020 (4)	—	—	—	—	5,000	$87,000	—	—
	2/18/2020 (3)	—	—	—	—	1,130	$19,662	—	—
	2/18/2020 (6)	—	—	—	—	3,617	$62,936	—	—
	4/17/2020 (4)	—	—	—	—	7,000	$121,800	—	—
(1)Represents unvested restricted stock awards granted to our NEOs that remain outstanding as of December 31, 2020. All 2020 grants (except where otherwise presented in the footnotes to this table) were awarded as a result of the achievement of specified performance metrics during the applicable prior fiscal year in accordance with the terms of our STI Plan (and for grants made to Mr. Riddle, also as a result of the applicable incentive compensation terms set forth in the Chartwell Incentive Plan). For further information regarding such grants made to our NEOs in 2021 in connection with 2020 performance metrics, please see the section above captioned “Compensation Discussion and Analysis -- Long-Term Incentive Compensation.”
(2)Represents the fair market value of shares that have not vested as of December 31, 2020. The closing market price per share of our common stock on December 31, 2020 was $17.40.
(3)Reflects grants of restricted stock that vest as to 100% of the shares on the third anniversary of the grant date.
(4)Reflects discretionary grants of restricted stock which vests as to 50% of the shares on the date that is two and one-half years following the grant date and the remaining 50% of the shares on the fifth anniversary of the grant date.
(5)Because Mr. Demas was hired during the course of 2017, there was no STI Plan in place for his 2017 performance. As a result, the terms of Mr. Demas’s 2017 offer letter entitled him to a cash incentive award. Mr. Demas elected to forgo and defer a portion of the cash incentive award into restricted equity that vests as to 100% of the shares on the third anniversary of the grant date.
(6)Reflects grants of restricted stock that vest as to 100% of the shares on the fourth anniversary of the grant date.

Option Exercises and Stock Vested Table

The following table sets forth information with respect to the exercise of stock options by our NEOs, the vesting of restricted stock awards held by our NEOs and the cancellation of stock options by the Company held by our NEOs during fiscal 2020.

Named Executive Officer	Stock Option Awards		Restricted Stock Awards		Canceled Stock Options
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Stock Options Canceled (#)	Value Realized on Cancellation ($) (1)
James F. Getz	—	$—	49,793	$1,252,792	—	$—
	—	$—	—	$—	32,081	$393,634
	—	$—	—	$—	28,366	$309,757

Brian S. Fetterolf	—	$—	23,456	$590,153	—	$—
	—	$—	10,000	$147,800	—	$—
	—	$—	—	$—	5,000	$75,300
	—	$—	—	$—	5,000	$68,700
	—	$—	—	$—	5,000	$64,050
	—	$—	—	$—	10,000	$114,000

David J. Demas	—	$—	30,000	$420,000	—	$—

Timothy J. Riddle	—	$—	100,000	$2,515,000	—	$—
	—	$—	2,217	$50,969	—	$—
	—	$—	—	$—	10,000	$100,300
(1)In February 2020, we agreed to cancel certain vested stock options based on the closing price of a share of our common stock on each respective cancellation date, less the applicable option exercise price.

Nonqualified Deferred Compensation Table

The following table sets forth the nonqualified deferred compensation arrangements provided to our NEOs, as applicable, as of December 31, 2020.

Named Executive Officer	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
James F. Getz	$—	$—	$150,000	$—	$3,802,000

On February 28, 2013, prior to the Company becoming publicly listed, we entered into the SERP with Mr. Getz, pursuant to which he is entitled to receive monthly payments of $25,000 for 180 consecutive months to commence on Mr. Getz’s retirement, subject to forfeiture to the extent Mr. Getz is terminated for cause (as such term is defined in the SERP) or Mr. Getz breaches any of the specified non-competition or non-solicitation restrictive covenants during the 24 month period following retirement. The SERP was fully reserved by January 31, 2018.

401(k) Retirement Plan

We maintain the TSC Bank 401(k) Profit Sharing Plan, a defined contribution 401(k) retirement savings and profit sharing plan for our employees (the “401(k) Plan”). Our 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) Plan and income earned on those contributions are not taxable to participants until withdrawn or distributed from the 401(k) Plan. Our 401(k) Plan provides that each participant may contribute up to 84% of his or her annual pre-tax compensation, up to a statutory limit of $19,500 for 2020. Participants who are at least 50 years old are also entitled to make “catch-up” contributions, which could be made up to an additional $6,500 above the statutory limit in 2020.

We automatically contribute three percent of our employee’s semi-monthly base salary to the employee’s individual 401(k) account on a per pay basis, subject to applicable Internal Revenue Service limitations. Full-time employees and certain part-time employees are eligible to participate beginning the first day of the first month following their first day of employment or having attained age 21, whichever is later. Substantially all of our employees received an automatic contribution of three percent of their base salary in 2020. Under our 401(k) Plan, each employee is fully vested in his or her deferred salary contributions. Employer contributions vest 20%

each year over the five years beginning on the second anniversary of the employee’s hire date, in accordance with our 401(k) Plan document. Employee and employer contributions are held and invested by the plan’s trustee.

EMPLOYMENT AGREEMENTS AND SEVERANCE AND CHANGE OF CONTROL BENEFITS

Employment and Severance Arrangements

We have not entered into formal employment agreements with any of our named executive officers. In connection with his hire in 2017, however, we provided Mr. Demas an offer letter outlining his basic compensation terms and providing for the grant of 30,000 shares of restricted stock, which vested in full in August 2020. In addition, pursuant to the terms set forth in the Asset Purchase Agreement with Chartwell, we agreed to certain compensation arrangements for Chartwell employees, including Chartwell’s Chief Executive Officer, Mr. Riddle. As a result, we entered into a Restrictive Agreement with Mr. Riddle on December 27, 2013 (the “Riddle Agreement”), whereby Mr. Riddle agreed to certain confidentiality and one year non-solicitation covenants prohibiting solicitation of customers and/or employees in exchange for (a) a grant (pursuant to our Omnibus Incentive Plan) of stock options to purchase 10,000 shares of our common stock (which vested in full in May 2019) and (b) the right to receive severance equal to one year of Mr. Riddle’s base salary upon a termination without Cause or his resignation for Good Reason (as such terms are defined in the Riddle Agreement). Any such severance is only payable to Mr. Riddle if we affirmatively elect to impose the one year non-solicitation covenant.

Other than the potential severance opportunity that may be provided to Mr. Riddle in our discretion, none of our named executive officers are entitled to severance payments. We do not maintain a formal company-wide severance policy; however, the Compensation Committee reserves the right, depending upon the circumstances of an executive’s termination of employment, to pay the departing executive severance in exchange for a release of claims in our favor.

Equity Plans and Award Agreements

As described above in the Compensation Discussion and Analysis, our named executive officers hold restricted stock awards granted pursuant to our Omnibus Incentive Plan (which replaced the 2006 Stock Option Plan). For additional information regarding the terms of our Omnibus Incentive Plan, please see the section below entitled “Equity Compensation Plans”.

Except where otherwise specified in footnotes to the Outstanding Equity Awards at Fiscal Year End table, our restricted stock award agreements generally vest in full on the third, fourth, or fifth anniversary of the grant date.

Potential Payments Upon Termination or Change in Control

The following discussion highlights the potential amounts payable to each of our named executive officers if a termination event or a change of control event were to occur on the last day of our most recently completed fiscal year, December 31, 2020. The actual amounts that would be paid to any named executive officer can only be determined at the time of an actual termination of employment and would therefore vary from those estimated below. Currently we utilize our Short Term Incentive Plan (the “STI Plan”) to provide short term and long term incentives, types of payment, and compensation structures. For example, our STI Plan provides for payment types consisting of both time-vested restricted stock, as well as cash, for the applicable executives only upon achieving specified key performance goals.

Non-Equity Incentive Compensation

Each of our named executive officers is provided the annual opportunity to earn short-term incentive compensation pursuant to our STI Plan. As highlighted above under “Compensation Discussion and Analysis - Short-Term Incentive Compensation”, such incentive programs provide for an annual cash component and a deferred equity component, whereby the executive’s STI Plan requires a specified portion of the cash component to be taken as deferred equity and wherein the executive also has the opportunity to elect to defer additional amounts into restricted equity. Whereas the equity award agreements (as noted below) explicitly distinguish between the treatment of certain termination triggering events, neither our STI Plan nor any other governing document provides for acceleration of the non-equity cash component under any circumstances. Nonetheless, our Compensation Committee has the discretion to elect to accelerate the cash component of the awards as it deems appropriate.

Equity Acceleration

Our named executive officers hold restricted stock granted pursuant to (a) the terms of the applicable STI Plan (as discussed above) and/or (b) our Compensation Committee’s decision to grant restricted stock outside of the applicable STI Plan. Our Omnibus Incentive Plan does not provide for accelerated vesting solely upon termination of a participant’s employment or in connection with a change of control of our Company. Our Omnibus Incentive Plan does, however, permit our Compensation Committee to establish acceleration terms within individual equity award agreements and, at its sole discretion, to determine payments to be made to any impacted participants at the time of certain triggering events. Our Compensation Committee has exercised its discretion in the past to provide for accelerated vesting within the terms of individual award agreements and to adopt the Post-Retirement Vesting of Stock Options Policy to ensure awards are given comparable treatment upon retirement so long as the executive continues to provide consultation services for a minimum three-year period following retirement.

As of December 31, 2020, Messrs. Getz, Fetterolf, Demas, and Riddle held unvested restricted stock grants awarded as a deferred portion of the respective prior year’s incentive award worth $4,714,234, $798,364, $138,052, and $214,942, respectively (including required deferral and elected deferred equity). In addition, each of Messrs. Fetterolf, Demas, and Riddle held unvested discretionary restricted stock awards worth $1,305,000, $469,800, and $382,800, respectively. For specific details on each of our named executive officer’s outstanding stock options and restricted stock grants, please see the Outstanding Equity Awards Table for 2020 Fiscal Year-End above.

Death/Disability

If an executive’s employment terminates due to his death or the determination of his permanent disability (as defined in our Omnibus Incentive Plan), all outstanding restricted stock awards granted pursuant to the plan will become immediately vested as of such termination date. As a result, our named executive officers would be entitled to the accelerated value of their respective unvested equity awards upon a termination due to death or due to a disability determination. Thus, the potential aggregate accelerated value of unvested equity for each of Messrs. Getz, Fetterolf, Demas and Riddle as of December 31, 2020 is equal to $4,714,234, $2,103,364, $607,852 and $597,742, respectively.

Retirement

Messrs. Getz and Riddle are the only NEOs that are retirement eligible (defined as age 65, so long as the executive has been employed for at least 2 years) as of December 31, 2020. All of Messrs. Getz’s and Riddle’s awards provide for continued vesting upon retirement, either as outlined in their award agreements, and thus they would be entitled to receive an aggregate value of $4,714,234 and $597,742, respectively, upon retirement.

Termination without Cause or Good Reason

If any of our named executive officers were to be terminated without Cause or if they resigned for Good Reason, all outstanding restricted stock awards granted pursuant to the plan will become immediately vested as of such termination date. Thus, upon a termination without Cause or a resignation for Good Reason on December 31, 2020, each of Messrs. Getz, Fetterolf, Demas and Riddle would be entitled to the accelerated value of their applicable unvested restricted stock awards, equal to $4,714,234, $2,103,364, $607,852 and $597,742, respectively.

Change of Control

If we experience a change of control (as defined in our Omnibus Incentive Plan) there are certain situations where accelerated vesting would be triggered. If we experience a change of control where outstanding equity awards will be canceled in exchange for cash, then any outstanding unvested stock options or restricted shares that were granted to our named executive officers in 2015 or any year thereafter will accelerate and vest in full upon such event. Because restricted stock granted pursuant to an STI Plan is only granted if we achieve our annual performance goals, we also provide accelerated vesting upon certain involuntary terminations resulting in connection with a change of control (so long as the termination occurs within twelve months following a change of control) as a matter of fairness so as to not take away compensation that was previously earned and in which the executives would have vested if not for circumstances outside of their control. Any vested portion of stock options pursuant to awards granted prior to 2015 will remain exercisable thereafter.

Thus, upon the occurrence of a change of control event where outstanding equity awards will be canceled in exchange for cash on December 31, 2020 (regardless of the executive’s employment status), Messrs. Getz, Fetterolf, Demas and Riddle would be entitled to the accelerated value of their unvested restricted stock, or $4,714,234, $2,103,364, $607,852 and $597,742, respectively. Such accelerated values reflect the value of all outstanding unvested restricted stock, calculated based on the per-share closing price of our common stock on December 31, 2020. For specific details regarding the restricted stock grants that remain outstanding for each of our named executive officers, please see the Outstanding Equity Awards Table for 2020 Fiscal Year-End above.

For all instances of termination of employment or change of control described above, in no event would any named executive officer receive the benefits described above if (i) he discloses our confidential information or (ii) he engages in solicitation of our customers and/or employees during the twelve month period following his termination, each as prohibited by the terms of the applicable award agreement.

Supplemental Executive Retirement Plan Distributions

As discussed above under “Compensation Discussion and Analysis - Non-Qualified Deferred Compensation,” we continue to maintain a fully reserved SERP (established for the benefit of Mr. Getz before we became a public company) which provides for monthly distributions to Mr. Getz upon retirement of $25,000 for 180 consecutive months. Mr. Getz is entitled to full distribution of benefits under the SERP upon a termination of his employment without Cause or his resignation for Good Reason (as each is defined in the SERP), as well as upon Mr. Getz’s retirement or a termination due to his disability. No benefits are payable under the SERP upon the occurrence of a change of control. To the extent Mr. Getz’s employment terminates due to his death, his estate is entitled to a lump-sum payment equal to the present value of the full benefit provided as of the date of death.

Thus, assuming Mr. Getz’s employment terminated on December 31, 2020, for any reason other than his death, he is entitled to the full distribution of benefits payable over 180 months thereafter, or $4,500,000. If Mr. Getz’s employment terminated on December 31, 2020, as a result of his death, his estate is entitled to a lump-sum payout of $3,802,000 (calculated based on the actuarial present value of the total benefit under the SERP using a discount rate of 2.52% as of December 31, 2020). Nonetheless, Mr. Getz would forfeit the benefits described above if he engages in competitive activity or solicitation of our customers and/or employees during the 24 month period following his termination, each as is prohibited by the terms of the SERP.

Severance

We do not maintain a formal severance program nor have we entered into any employment agreements with our named executive officers which guarantee severance payments upon a termination of employment. The Riddle Agreement does, however, provide Mr. Riddle the opportunity to receive severance payments equal to one-year of his base salary, but only to the extent we affirmatively elect to enforce a one year non-solicitation restrictive covenant (either with respect to customers or employees).

EQUITY COMPENSATION PLANS

The following table provides information related to equity compensation plans as of December 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a) (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	327,620	$10.90	988,223
Equity compensation plans not approved by shareholders	—	—	—
Total	327,620	$10.90	988,223
(1)Excludes 1,493,128 shares of restricted stock awards that were issued and unvested as of December 31, 2020.

CEO PAY RATIO

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the annual total compensation of the principal executive officer (“PEO”) to the annual total compensation of its median employee, other than the principal executive officer. The purpose of the pay ratio disclosure is to provide a quantitative measure of the equitability of pay within an organization. We believe our compensation philosophy and process yield an equitable result:

Median employee total annual compensation	$138,861
Mr. Getz’s (“PEO”) total annual compensation	$2,806,780
Ratio of PEO to Median Employee Compensation	20:1

In determining the median employee, a list of all employees as of December 31, 2020 was prepared. As of December 31, 2020, the Company employed 308 persons (255 in our banking business and 53 in our investment management business). Wages and salaries were then annualized for any full-time and part-time employees that were not employed for the full calendar year.  All other cash compensation received by our employees in 2020 (including 401(k) Plan employer contributions and any applicable cash perquisites) was added to the annualized wages and salaries to determine total cash compensation for purposes of this analysis. In order to determine the median employee, we then reviewed the employee list based upon a ranking of the total cash compensation of all employees other than our PEO. Upon identifying our median employee, we then calculated the median employee’s total annual compensation figure by aggregating the value of all wages, cash incentives, equity incentives, 401(k) Plan employer contributions and any applicable perquisites earned or paid in 2020 in the same manner as we calculated the total annual compensation of our CEO for purposes of the Summary Compensation Table above.

PROPOSAL 3
RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2021. The Board concurs with the appointment of KPMG and, as a matter of good corporate governance, requests that our shareholders ratify the appointment of KPMG even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will consider such vote a recommendation to consider the appointment of another public accounting firm for the year ending December 31, 2022.

KPMG has served as our independent registered public accounting firm since 2007. We expect that a representative of KPMG will attend the Annual Meeting. This representative will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

To be ratified, the appointment of KPMG as our independent registered public accounting firm must receive a majority of the votes cast on the proposal. Abstentions are treated as present for quorum purposes only and will have no effect on the outcome of the proposal. Banks, brokers and other nominees will have discretionary authority to vote uninstructed shares on this proposal.

The Board of Directors recommends a vote “FOR” the ratification of KPMG as our independent registered public accounting firm for the year ending December 31, 2021.

Principal Accountant Fees and Services

Fees for professional services provided by KPMG in each of the last two fiscal years, in each of the following categories, were:

	2020	2019
Audit fees	$660,000	$650,000
Audit related fees	144,800	268,400
Tax fees	—	—
All other fees	—	—
Total	$804,800	$918,400

Fees for audit services include fees associated with the audit of our annual consolidated financial statements included in the our Annual Report on Form 10-K, the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, accounting consultation, management’s assertions regarding effectiveness of internal control over financial reporting. Audit related fees are one-time costs associated with capital raises, new accounting pronouncements and other non-recurring SEC filings.

During the fiscal year ended December 31, 2020, none of the total hours expended on our financial audit by KPMG were provided by persons other than KPMG’s full-time permanent employees.

The Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm to assure that the provision of such services does not impair the audit firm’s independence and all fees described above were pre-approved by the Audit Committee. The Audit Committee has adopted a policy and established related procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, KPMG. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

PROPOSAL 4
AMENDMENT TO THE COMPANY’S OMNIBUS INCENTIVE PLAN

We are asking our shareholders to approve an amendment to the TriState Capital Holdings, Inc. Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The proposed second amendment to the Omnibus Incentive Plan (the “Amendment”) consists of (A) an increase to the maximum number of shares authorized for issuance under the Omnibus Incentive Plan by 800,000 shares from 5,000,000 shares to 5,800,000 shares and (B) clarification of the persons eligible for Awards under the Omnibus Incentive Plan to facilitate the grant of director equity awards, other than stock options, to any person or entity with the contractual right to representation on the Board. As of February 28, 2021, 412,384 shares remained available for issuance under the Omnibus Incentive Plan and 2,206,559 shares were subject to outstanding awards under the Omnibus Incentive Plan.

Why Our Board Recommends That You Vote in Favor of Proposal 4

Equity Incentive Awards Are Critical to Long-Term Shareholder Value Creation

Our equity incentive plan is critical to our long-term goal of building shareholder value. Equity incentive awards are central to our compensation program and constitute a significant portion of our NEOs’ total direct compensation. Our Board and its Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate professionals with superior ability, experience and leadership capability. Historically, we have issued stock options and restricted stock. These forms of equity compensation align the interests of our employees and directors with the interests of our shareholders, encourage retention and promote actions that result in long-term shareholder value creation.

Our equity incentive program is broad-based and is available to current employees, contractors and directors or, solely with respect to their final year of service, former employees. As of February 28, 2021, approximately 40% of our employees had outstanding grants of equity awards, and all nine of our non-employee directors had outstanding grants of equity awards. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the industry-leading talent imperative to our continued growth and success.

The Omnibus Incentive Plan Will No Longer Have Shares Available Without this Amendment

As of February 28, 2021, we had 412,384 shares available for grant under the Omnibus Incentive Plan.  Based on historical usage, as discussed below, including significant elections to take restricted stock in lieu of cash compensation by our NEOs and employees, if we do not increase the share reserve during 2021, we estimate that we would need to make significant changes to our equity award practices in order to conserve the share reserve balance until the time of our 2022 annual meeting which would risk our ability to (i) compete for talent, (ii) align interests of our employees and directors with our shareholders and promote long term value creation, and (iii) retain their services and focus. This assumes we continue to grant awards consistent with our historical usage and current practices, including significant elections to take restricted stock in lieu of cash compensation by our NEOs and employees, as reflected in our historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. The changes to our practices could limit our flexibility to provide competitive compensation and thus our ability to attract, motivate and retain highly qualified talent.

Further, our Omnibus Incentive Plan is the only active equity incentive plan we currently have in place. While we could increase cash compensation to a limited extent if we are unable to grant equity incentives, we anticipate that this will impair our ability to continue attracting, retaining and motivating our employees and directors if we are unable to issue equity grants to them. We also believe that equity-based grants are a more effective compensation vehicle than strictly cash, because they better align the financial interests of our employees with the interest of our shareholders and promote actions that result in long-term shareholder value creation.

We Manage Our Equity Incentive Award Use Carefully

We manage our long-term shareholder dilution by limiting the number of equity awards granted annually. The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize shareholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees.

•Our Omnibus Incentive Plan does not contain a fungible share counting provision, and it prohibits the recycling of shares taken in connection with cashless settlement and withholding and the tax gross-up on equity awards. Further, any stock option repricing must be approved by our shareholders.
•In connection with our efforts to compensate, motivate and retain our employees and encourage long term value creation for shareholders, we utilized a material potion of our remaining authorized shares under the Omnibus Incentive Plan to provide restricted stock awards in 2020.

•Based on historical usage and our internal growth plans, we expect that the proposed 800,000 share increase in the number of shares available for issuance under the Omnibus Incentive Plan would be sufficient for approximately 24 months of awards, assuming we continue to grant awards consistent with our historical usage and practices, as reflected in our historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the proposed increase to the share reserve is approved, the share reserve under the Omnibus Incentive Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

The following table shows certain key equity metrics over the past three fiscal years:

Key Equity Metrics	2020	2019	2018
Equity burn rate (1)	2.2%	2.0%	1.5%
Overhang (2)	8.6%	8.9%	10.9%
(1)Equity burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.
(2)Overhang is calculated by dividing (x) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year and the number of shares available for future grants, by (y) the total number of shares outstanding at the end of the fiscal year.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed increase of the share reserve under the Omnibus Incentive Plan is reasonable and appropriate at this time.

Description of the Plan
The Board adopted the Omnibus Incentive Plan on January 17, 2014, which became effective upon approval by TriState Capital’s shareholders on May 20, 2014, pursuant to Section 4.22 of the Omnibus Incentive Plan. The Omnibus Incentive Plan replaced the 2006 Stock Option Plan (the “2006 Plan”). Effective May 29, 2020, the Omnibus Incentive Plan was amended to increase the share reserve from 4,000,000 to 5,000,000 shares.

The full text of the Amendment is attached as Appendix A to this Proxy Statement and is qualified in its entirety by reference to the text of the Omnibus Incentive Plan. To the extent that the following description differs from the text of the Omnibus Incentive Plan, the text governs. Because our executive officers and directors are eligible to receive awards under the Omnibus Incentive Plan, they may be deemed to have a personal interest in the adoption of this Amendment.

Purpose
The purpose of the Omnibus Incentive Plan is to (1) attract, retain and motivate officers, directors, key employees and contractors of TriState Capital or its subsidiaries; (2) compensate them for their contributions to TriState Capital or its subsidiaries and encourage them to acquire proprietary interests in TriState Capital; (3) enhance the alignment of interests of officers, directors, key employees and contractors with those of shareholders of TriState Capital; and (4) assist TriState Capital and its subsidiaries in ensuring that their compensation program does not provide incentives to take imprudent risks or risks that are otherwise inconsistent with TriState Capital’s established risk appetite.

Types of Awards
The Omnibus Incentive Plan authorizes the following types of awards:

Stock Options. Stock option awards can be in the form of both incentive stock options (as defined in Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder (the “Code”)) and non-qualified stock options to purchase shares of common stock of TriState Capital. Stock options awarded under the Omnibus Incentive Plan will vest and become exercisable in installments (over time or based on performance) in accordance with the award agreement provided to the grantee but in no case can they be exercisable more than 10 years after the date of grant. The exercise price of the options will be determined by the Compensation Committee (the “Committee”) at the time that the award is granted, but must be equal to or greater than the fair market value of shares of common stock of TriState Capital at the time of the award. As of February 28, 2021, there were 316,120 options outstanding under the Omnibus Incentive Plan with a weighted average exercise price of $10.94.

The Committee may only grant incentive stock option awards if the grantee is an eligible recipient under the Code and the fair market value of the number of shares subject to such incentive stock option does not exceed $100,000. The Committee may not award incentive stock options to any person who, at the time of such award, owns more than 10% of the total combined voting power of all classes of stock of TriState Capital or any of its subsidiaries unless the exercise price of such incentive stock option is at least 110% of the fair market value of the common stock of TriState Capital and the date on which the incentive stock option expires is not later than the fifth anniversary of the date that such incentive stock option is granted. No grantee is permitted to receive stock option awards or stock appreciation rights covering more than 500,000 shares of common stock of TriState Capital in any calendar year (with tandem options and stock appreciation rights being counted only once with respect to this limit).

Stock Appreciation Rights. Stock appreciation rights may be settled in cash or shares of common stock of TriState Capital having a value equal to (i) the difference between fair market value on the date such award is exercised over the exercise price set forth in the grantee’s award agreement, multiplied by (ii) the number of shares with respect to which the stock appreciation right award is being settled. Stock appreciation right awards granted under the Omnibus Incentive Plan will vest and become exercisable (over time or based on performance) in accordance with the award agreement but no stock appreciation right award can be exercisable more than 10 years after the date such award was granted. The exercise price must be equal to or greater than the fair market value of shares of common stock of TriState Capital at the time of the award and no grantee can receive stock appreciation rights covering more than 500,000 shares of common stock of TriState Capital in any calendar year (with tandem options and stock appreciation rights being counted only once with respect to this limit).

Restricted Shares. A restricted share award under the Omnibus Incentive Plan is a grant of, or an offer by TriState Capital to sell, shares of common stock of TriState Capital subject to certain restrictions. The restrictions on shares persist until the period of restriction concludes as determined by the Committee, and the restrictions may be conditioned on the achievement of certain performance goals or be based on continuing service. Unless otherwise determined by the Committee, during the period of restriction, (i) the grantee will have all of the rights of a shareholder of the class or series of common stock that is the subject of the restricted shares, (ii) dividends paid upon restricted shares will be retained by TriState Capital in an account for the grantee, to be paid to the grantee upon the expiration of the period of restriction, and (iii) any additional shares or other property distributed to the grantee in respect of restricted shares will be subject to the same restrictions applicable to such restricted shares. As of February 28, 2021, there were 1,890,439 restricted share awards outstanding under the Omnibus Incentive Plan.

Restricted Stock Units. A restricted stock unit award covers a number of shares of common stock of TriState Capital that, upon vesting, may be settled in cash, the issuance of the underlying shares of common stock of TriState Capital, or another form of payment. Restricted stock unit awards granted under the Omnibus Incentive Plan will vest (over time or based on performance) in accordance with an award agreement provided to the grantee by the Committee. Until a restricted stock unit award vests and is settled, the grantee only has the rights of a general unsecured creditor of TriState Capital.

Dividend Equivalent Rights. A dividend equivalent right award may be settled in cash, shares of common stock of TriState Capital, or other form of payment that has a value equal to any dividend that would be paid on the shares of common stock of TriState Capital covered by such award as if such shares had been delivered to the grantee. Payments will be made to grantee as determined by the Committee. Until such amounts are paid, the grantee will only have the rights of a general unsecured creditor of TriState Capital.

Other Stock-Based Awards. The Omnibus Incentive Plan permits the Committee to grant other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted shares of common stock of TriState Capital.

Qualified Performance-Based Awards and Criteria. The Omnibus Incentive Plan gives the Committee the authority, at the time of the grant of any award described above (other than stock options and stock appreciation rights that otherwise qualify for the exemption under Section 162(m) of the Code (“Section 162(m)”)), to designate such award as a qualified performance-based award in order to qualify such award as “performance-based compensation” under Section 162(m), in which case the award will be conditioned on the attainment of written objective performance goals approved by the Committee within a performance period established by the Committee, which also will have the sole discretion to determine whether the applicable performance goals have been met. No grantee is permitted to receive in excess of 500,000 shares of common stock of TriState Capital in any calendar year pursuant to a qualified performance-based award. The performance goals will be based on one or more of the following objective, corporate-wide criteria (the "Performance Goal Criteria") (a) income or operating income measures (including before or after taxes, such as after-tax operating income); (b) book value or tangible book value measures; (c) revenue, sales, net revenue or net sales measures; (d) gross profit or operating profit measures (including before or after taxes or other similar measures); (e) return measures (including return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, or total shareholder return, cost of funds, earnings per share or other similar measures); (f) cash flow measures (including operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment (in each case before or after dividends) or other similar measures); (g) margin measures (including gross margin, operating margin, cash margin or other similar measures); (h) measures of efficiency (including operating efficiency, productivity ratios or other similar measures); (i) measures of enterprise value or share price; (j) objective measures of customer satisfaction; (k) measures of achievement of expense targets, including level of non-interest expense minus compensation, cost reductions, working capital, cash levels or the acquisition ratio or general expense ratio; (l) measures of economic value added; (m) market share measures; (n) measures of balance sheet or capital markets achievements (including debt reductions, leverage ratios, ratings achievements or other similar measures); (o) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, acquisitions and divestitures, recruiting and maintaining personnel or regulatory profile; (p) measures of investment performance; (q) measures of risk; (r) measures related to internal liquidity management (including dividends from subsidiaries to TriState Capital or other similar measures); (s) credit management (rated credits, and non-performing assets); (t) net portfolio loan growth; (u) average non-brokered deposit growth; (v) portfolio profitability; (w) swap fee income; (x) objective measures of regulatory relations and compliance; (y) completion of strategic projects (e.g. acquisitions, loan pool purchase from strategic relationship); and (z) net assets under management.

Available Shares of Common Stock
The total number of shares of common stock that may be granted under the Omnibus Incentive Plan is the number of authorized shares of common stock of TriState Capital that remained available under the 2006 Plan as of the date of shareholder approval of the Omnibus Incentive Plan, plus any shares of common stock issued pursuant to the 2006 Plan that are forfeited, canceled, expired or otherwise terminated. Shares reserved for grants under the 2006 Plan are no longer available for grants under that plan but are instead reserved for grants under the Omnibus Incentive Plan. Effective May 29, 2020, the share reserve under the Omnibus Incentive Plan was increased from 4,000,000 to 5,000,000 shares. The Amendment would increase the share reserve under the Omnibus Incentive Plan from 5,000,000 shares to 5,800,000 shares.

The Committee is required to adjust the total number of shares of common stock of TriState Capital authorized under the Omnibus Incentive Plan and the number of shares subject to particular awards in order to preserve, and prevent the enlargement of, the benefits or potential benefits intended to be made available to grantees as a result of any change in corporate structure or change to the total number of authorized shares of common stock of TriState Capital.

Share Counting and Cost of Plan
The total number of shares of common stock of TriState Capital available under the Omnibus Incentive Plan will be reduced by one share for every share subject to an award of stock options or stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights, and other equity-based or equity-related awards, unless any such awards may only be settled in cash. If an award under the Omnibus Incentive Plan is forfeited, canceled, expired or otherwise terminated, any shares of common stock of TriState Capital subject to that award will again be available under the Omnibus Incentive Plan. Shares that are retained by TriState Capital or are delivered by the grantee to TriState Capital to pay the exercise price or tax withholding obligation in connection with the exercise, net settlement or vesting of Awards do not become available again for future grants under the Plan.

Term
The Omnibus Incentive Plan will terminate on the tenth anniversary of its approval by the shareholders of TriState Capital, unless terminated earlier by the Board.

Eligibility
Under the Omnibus Incentive Plan, awards may be made to employees, contractors, directors or, solely with respect to their final year of service, former employees. As of February 28, 2021, we had approximately 320 employees. The Amendment would allow awards, other than stock options, to be made to any person or entity with a contractual right to representation on the Board.

Administration and Director Limits
The Omnibus Incentive Plan will be administered by the Committee, all of the members of which are independent directors under the applicable federal securities laws. The Committee is authorized to determine the persons or entities who will receive awards, the time when awards will be granted, the terms of such awards and the number of shares of common stock of TriState Capital, if any, which will be subject to such awards. The Committee is authorized to establish rules and regulations as it deems necessary for the proper administration of the Omnibus Incentive Plan. To the extent permitted by applicable law and applicable rules and regulations of NASDAQ or the Charter of the Committee, the Committee may (i) delegate any of its powers to a subcommittee or one of its members, (ii) allocate among its members any of its administrative responsibilities and (iii) except with respect to matters involving qualified performance-based awards, delegate to one or more officers of TriState Capital the determination of awards to employees who are not officers of TriState Capital. For purposes of approving awards to the President and Chief Executive Officer, the “Committee” shall consist of all the independent, non-employee, outside directors of the TriState Capital board of directors.

In addition to the individual limits established for stock options, stock appreciation rights and performance-based awards, no director will be eligible to receive, solely with respect to his or her service as a director, awards of more than 50,000 shares of common stock of TriState Capital in any calendar year under the Omnibus Incentive Plan. The Amendment would also apply this limit to awards made to any person or entity with a contractual right to representation on the Board.

Withholding Taxes
Whenever shares of common stock of TriState Capital are to be issued in satisfaction of awards granted under the Omnibus Incentive Plan, TriState Capital or the relevant subsidiary of TriState Capital may deduct or withhold from any payment or distribution to a grantee the minimum amount required to meet any tax withholding obligation. Alternatively, the Committee may require the grantee to remit cash or other form of payment to TriState Capital or a subsidiary of TriState Capital in an amount sufficient to satisfy any applicable withholding obligation.

Additional Provisions
No award (or rights and obligations thereunder) granted to any person or entity under the Omnibus Incentive Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of by the grantee. Awards under the Omnibus Incentive Plan will be subject to the clawback policy, recapture policy, and share ownership and holding requirement policy, if any, adopted by TriState Capital from time to time. TriState Capital will have the right to offset against its obligation to deliver shares of common stock of TriState Capital (or cash, or other securities or property) under the Omnibus Incentive Plan any outstanding amounts owed by the grantee to TriState Capital or a subsidiary of TriState Capital.

Change in Control
The Committee may provide in any award agreement for the acceleration of exercisability, lapse of restrictions, deemed satisfaction of performance goals or any other manner of acceleration with respect to any award under the Omnibus Incentive Plan in the event of a change in control of TriState Capital. However, any such acceleration of exercisability, lapse of restrictions, deemed satisfaction of performance goals or other manner of acceleration with respect to any outstanding awards in the event of a change in control may only occur if either (i) the change in control actually occurs and the grantee’s employment is terminated by TriState Capital or a subsidiary of TriState Capital without cause or by the employee with good reason, or (ii) all such awards are to be settled for cash or securities and terminated or canceled in connection with the change in control.

Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan at its discretion, provided, however, that the approval of shareholders of TriState Capital is required (i) to the extent required by applicable law, (ii) for a material increase to the benefits available under the Omnibus Incentive Plan, (iii) for a reduction to the exercise price of stock options or stock appreciation rights issued and outstanding under the Omnibus Incentive Plan and (iv) to permit the sale or other disposition of an award of a stock option or a stock appreciation right to an unrelated third party. Unless required by law, the Board may not amend the Omnibus Incentive Plan in a manner that adversely affects a grantee with respect to his or her currently outstanding award. Unless earlier terminated by the Board, the Omnibus Incentive Plan will terminate on the tenth anniversary of its approval by the shareholders of TriState Capital.

Federal Tax Consequences
The following is a summary of the principal United States federal income tax consequences applicable to Omnibus Incentive Plan grantees who are individuals and TriState Capital and is based upon an interpretation of current federal tax laws and regulations and may be inapplicable if such laws and regulations are modified. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the Omnibus Incentive Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to or be exempt from the requirements of Section 409A of the Code and the regulations promulgated thereunder. The Omnibus Incentive Plan is not intended to be subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. A participant will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award. Individual circumstances may vary and a participant should consult with a tax advisor as to the tax consequences for transactions under the Omnibus Incentive Plan.

Incentive Stock Options. Options issued under the Omnibus Incentive Plan and designated as incentive stock options are intended to qualify under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, a grantee who has been granted an incentive stock option will not recognize income and TriState Capital will not be entitled to a deduction at the time of the grant or exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least two years from the date the option was granted and at least one year from the date the common stock was transferred to the grantee. If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the common stock will be treated as a long-term capital gain or loss. If this holding period is not met, then, upon such “disqualifying disposition” of the common stock, the grantee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the option price limited, however, to the gain on sale. Any further gain (or loss) realized by the grantee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the grantee recognizes ordinary income upon a disqualifying disposition, TriState Capital generally will be entitled to a tax deduction in the same amount. If, however, the grantee meets the applicable holding period, TriState Capital will generally not be entitled to a tax deduction with respect to capital gains recognized by the grantee.

Nonqualified Stock Options and Stock Appreciation Rights. A grantee will generally not recognize income at the time a nonqualified stock option is granted. Rather, the grantee recognizes compensation income only when the nonqualified stock option is exercised. Except as otherwise noted, FICA taxes (Social Security, Medicare, and additional Medicare tax for high-income earners) are due when an employee recognizes compensation income. The amount of income recognized is equal to the excess of the fair market value of the common stock received over the sum of the exercise price plus the amount, if any, paid by the grantee for the nonqualified stock option. TriState Capital is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the grantee. Upon a subsequent disposition of the common stock acquired under a nonqualified stock option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the common stock is disposed of within one year after the nonqualified stock option is exercised and long-term if the common stock was held more than 12 months as of the sale date.

Dividend Equivalent Rights. A grantee receiving a dividend equivalent right will not normally recognize any taxable income upon the grant of the dividend equivalent right. Upon payment by TriState Capital of the dividend equivalent, the grantee will recognize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise or (ii) if common stock or other property is received, the fair market value of the common stock or other property received. TriState Capital will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the grantee.

Unrestricted Stock. The tax consequences of receiving common stock pursuant to any stock bonus award under the Omnibus Incentive Plan are similar to receiving cash compensation from TriState Capital, unless the common stock awarded is restricted stock (i.e., subject to a substantial risk of forfeiture). If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the grantee must recognize ordinary income equal to the fair market value of the common stock received less any amount paid for the common stock.

Restricted Stock. A grantee who receives a restricted stock award under the Omnibus Incentive Plan will normally not be required to recognize income for federal income tax purposes at the time of grant to the extent that the common stock awarded has not vested (i.e., no longer subject to a substantial risk of forfeiture). When any part of a restricted stock award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested common stock on the vesting date less any amount paid for the shares. The grantee may, however, make an election, referred to as a Section 83(b) election, within 30 days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date. If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as compensation income that is taxable as ordinary income to the grantee. TriState Capital will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the vested common stock, the grantee will realize short-term or long-term capital gain or loss depending on the holding period.

Restricted Stock Units. A grantee who receives restricted stock units will not recognize taxable income for federal income tax purposes until the common stock underlying the restricted stock units is actually issued to the grantee or the restricted stock units are settled in cash. Upon settlement, the grantee will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock or cash received, and TriState Capital will be entitled to a corresponding deduction. At the time of settlement, FICA taxes (Social Security, Medicare and additional Medicare tax for high-income earners) will also be due with respect to an employee’s award, though in some cases, FICA taxes may be due earlier, at the time of vesting, rather than at the time of settlement.

Other Awards. The tax treatment of other awards will depend on the form and terms of such awards. A grantee should consult with a tax advisor as to the tax consequences for transactions under the Omnibus Incentive Plan.

Limitations on TriState Capital’s Deductions; Consequences of Change in Control. Section 162(m) of the Code limits TriState Capital’s deduction for compensation in excess of $1,000,000 paid to certain covered employees. In addition, if a change in control of TriState Capital causes awards under the Omnibus Incentive Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the grantees could, in some cases, be considered to have received “excess parachute payments,” which could subject grantees to a 20% excise tax on the excess parachute payments and could result in a disallowance of TriState Capital’s deductions under Section 280G of the Code.

Section 409A of the Code. If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on the grantee. All grants made under the Omnibus Incentive Plan are intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties. In no event shall TriState Capital be liable to a grantee on account of an award’s failure to qualify for favorable United States or foreign tax treatment or avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS WHO ARE INDIVIDUALS AND THE COMPANY UNDER THE OMNIBUS INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY.

Omnibus Incentive Plan Benefits

The following table sets forth the number of shares of common stock underlying outstanding awards issued to the Company’s officers, directors and employees under the Omnibus Incentive Plan as of February 28, 2021.

Name and position	Dollar Value ($) of Restricted Stock Awards	Number of Shares Subject to Restricted Stock Awards	Number of Shares Subject to Option Awards
James F. Getz	$5,325,800	232,061	—
Brian S. Fetterolf	$3,563,538	155,274	—
David J. Demas	$1,090,079	47,498	—
Timothy J. Riddle	$991,830	43,217	—
Executive Group	$10,971,247	478,050	—
Non-Executive Director Group	$1,770,570	77,149	58,000
Non-Executive Employee Group (1)	$30,643,758	1,335,240	258,120
(1)Includes all employees (including all officers who are not executive officers) and shares issued to Stone Point in respect of Mr. Doody’s service as a director, as a group.

Recommendation and Vote

Approval of this Proposal 4 requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

The Board of Directors recommends a vote “FOR” the approval of the Second Amendment to the TriState Capital Holdings, Inc. Omnibus Incentive Plan.

PROPOSAL 5A
AN AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Proposed Amendment

The Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), currently authorize the issuance of up to 45,000,000 shares of voting common stock, no par value (the “Common Stock”), and 150,000 shares of preferred stock (the “Preferred Stock”). The Board has approved an amendment to Article Fourth of the Articles to authorize the issuance of 58,306,694 shares of Common Stock and 150,000 shares of Preferred Stock. The Board is hereby soliciting shareholder approval for the amendment to increase the number of authorized shares of Common Stock in this Proposal 5A.

If approved by our shareholders, the Articles of Amendment to our Articles, which contain the proposed amendment and are attached as Appendix B to this Proxy Statement and incorporated by reference herein (the “Amendment”), would be filed with the Pennsylvania Department of State and the Company. If Proposal 5B is approved by our shareholders, our existing Common Stock will be designated as “Voting Common Stock” upon the filing of the Amendment with the Pennsylvania Department of State. Approval of Proposal 5B is an independent vote from this Proposal 5A, and approval or non-approval of this Proposal 5A will not affect, or be affected by, the approval or non-approval of Proposal 5B.

The text of the amendment that we are presenting to shareholders in this Proposal 5A is set forth in Section 2 of the Amendment under the heading “Section 4.1. Total Authorized Shares of Capital Stock.”

The Private Placement

On December 30, 2020, we closed our previously announced private placement (the “Private Placement”) pursuant to which the Company sold to T-VIII PubOpps LP, a Delaware limited partnership (the “Purchaser”) and an affiliate of investment funds managed by Stone Point Capital LLC (“Stone Point”), in accordance with an Investment Agreement (the “Investment Agreement”), (i) 2,770,083 shares (the “Shares”) of Common Stock, (ii) 650 shares of Series C perpetual non-cumulative convertible non-voting preferred stock, no par value (the “Series C Preferred Stock”), which are convertible after the second anniversary of the Private Placement into a future series of non-voting common stock (the “Non-Voting Common Stock”) or, in the event of certain transfers to third-parties, shares of Common Stock, and (iii) warrants (the “Warrants”) to purchase up to 922,438 shares of Non-Voting Common Stock or, in the event of certain transfers to third parties, Common Stock. The Series C Preferred Stock has a quarterly dividend at an annualized rate of 6.75%, which is payable in cash or, at the election of the holders, additional shares of Series C Preferred Stock. A maximum of 6,653,346 shares of Non-Voting Common Stock or Common Stock, as applicable, may be issued upon the conversion of the Series C Preferred Stock and exercise of the Warrants.

On December 30, 2020, prior to the closing of the Private Placement, our shareholders approved, for purposes of Nasdaq rules, the potential issuance of greater than 19.99% of our Common Stock upon conversion of the Series C Preferred Stock at a special meeting of shareholders that was called for that purpose. Approximately 96% of the votes cast were voted in favor of the proposal.

The Private Placement was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder. The Company received net proceeds from the Private Placement of approximately $100 million after the payment of fees and expenses related to the Private Placement. Any shares of Non-Voting Common Stock that are issued upon conversion of the Series C Preferred Stock or exercise of the Warrants will automatically convert into shares of Voting Common Stock in a transfer (a) in a Widespread Public Offering (as defined in the Certificate of Designation of the Series C Preferred Stock), (b) to the Company, (c) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities or (d) to a controlling shareholder (each, a “Permitted Regulatory Transfer”).

Reasons for the Proposed Amendment

The purpose of the Amendment is to fulfill our obligations under the Investment Agreement, as well as to opportunistically access capital markets whenever we believe it is advisable in order to execute on our business and strategy of responsible growth and financial strength for the company, and to address regulatory expectations. Due to restrictions on the percentage of voting securities that may be held by the Purchaser or other entities affiliated with Stone Point under applicable regulations and guidance from the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking and Securities, in order to raise the amount of capital necessary to accomplish the goals of the Private Placement, the Board determined to offer non-voting securities to the Purchaser. Because our Articles do not currently authorize the issuance of non-voting common stock, the Board, pursuant to its authority under the Articles, approved the creation and issuance of the Series C Preferred Stock out of the Company’s authorized and unissued shares of Preferred Stock, with such rights, preferences and privileges as approved by the Board. When transferred under certain limited circumstances to a holder other than an affiliate of Stone Point, the Series C Preferred Stock is convertible into shares of Common Stock. The Warrants are exercisable for an aggregate of 922,438 shares of Common Stock in the event of certain transfers to third-party holders.

The increase in the number of authorized shares of Common Stock would permit the Company to satisfy its obligations under the Investment Agreement in a situation in which Common Stock is issuable upon the conversion of Series C Preferred Stock or exercise of Warrants, as applicable. In addition, it would provide the Company with additional resources and flexibility in the case of any future potential strategic transactions or other corporate opportunities.

Under Pennsylvania law, shareholder approval of an amendment to increase the number of authorized shares of Common Stock is required. Therefore, the Amendment must be approved by the Company’s shareholders in order to permit the filing of the Amendment with the Pennsylvania Department of State.

Potential Effects of the Proposed Amendment

If the Amendment is approved by our shareholders, we will file the Amendment with the Pennsylvania Department of State promptly following the conclusion of the Annual Meeting and we will have the authority to issue 58,456,694 shares of capital stock divided into two classes: (i) 58,306,694 shares of Common Stock, and (ii) 150,000 shares of Preferred Stock. If the Amendment described in Proposal 5B is approved, 51,653,347 authorized shares of Common Stock will be designated as shares of Voting Common Stock and 6,653,347 authorized shares of Common Stock will be designated as Non-Voting Common Stock.

The Board can determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. As a consequence, if the increase in authorized shares of Common Stock is approved by our shareholders, the remaining number of authorized shares of Common Stock that are not issued in respect of the Series C Preferred Stock and Warrants issued in the Private Placement would be available for issuance without further action by our shareholders, subject to applicable law or regulation.

Potential Effects if the Proposed Amendment is Not Approved

If we do not receive shareholder approval for the Amendment at this Annual Meeting or at a future annual meeting of our shareholders, then we will have less flexibility with respect to any financing opportunities that might present themselves in a timely and efficient manner, understanding that opportunities for additional issuances of Common Stock of could arise at any time without warning. This limitation could be impacted further by the issuance of Common Stock upon conversion of Series C Preferred Stock and/or exercise of Warrants by certain third-party holders.

Recommendation and Vote

This proposal will be considered approved if a majority of votes cast at the Annual Meeting vote in favor of the proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal 5A.

PROPOSAL 5B
AN AMENDMENT TO THE ARTICLES OF INCORPORATION
TO AUTHORIZE THE CREATION OF NON-VOTING COMMON STOCK

The Proposed Amendment

As described in Proposal 5A, the Company’s Articles currently authorize the issuance of up to 45,000,000 shares of Common Stock and 150,000 shares of Preferred Stock. The Board has approved an amendment to Article Fourth of the Articles to authorize the issuance of 58,306,694 shares of common stock, no par value, of which 51,653,347 shares will be designated as voting common stock (the “Voting Common Stock”) and 6,653,347 shares will be initially designated as Non-Voting Common Stock; and 150,000 shares of Preferred Stock. The Board is hereby soliciting shareholder approval for the amendment to authorize the creation and issuance of up to 6,653,347 shares initially designated as Non-Voting Common Stock in this Proposal 5B.

If approved by our shareholders, the Amendment, which contains the proposed amendment and is attached as Appendix B to this Proxy Statement and incorporated by reference herein, would be filed with the Pennsylvania Department of State and the Company. Approval or non-approval of this Proposal 5B will not affect the approval or non-approval of Proposal 5A. Approval of Proposal 5B is conditioned upon approval of Proposal 5A.

The text of the amendment presented in this Proposal 5B is set forth in Section 2 of the Amendment under the heading “Section 4.2. Classes of Common Stock.” The rights and preferences of the Voting Common Stock and Non-Voting Stock are set forth under the headings “Section 4.3 Classes of Common Stock” through “Section 4.8. Repurchases and other Offers” within Section 2 of the Amendment.

All references herein to “Voting Common Stock” are to the voting common stock of the Company, if this Proposal 5B is approved, and all references herein to “Common Stock” are to the Company’s existing voting Common Stock.

Reasons for the Proposed Amendment

The purpose of the Amendment is to fulfill our obligations under the Investment Agreement we entered into in connection with the Private Placement. Due to restrictions on the percentage of voting securities that may be held by the Purchaser or other entities affiliated with Stone Point under applicable regulations and guidance from the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking and Securities, in order to raise the amount of capital necessary to accomplish the goals of the Private Placement, the Board determined to offer non-voting securities to the Purchaser. Because our Articles do not currently authorize the issuance of non-voting common stock, the Board, pursuant to its authority under the Articles, approved the creation and issuance of the Series C Preferred Stock out of the Company’s authorized and unissued shares of Preferred Stock, with such rights, preferences and privileges as approved by the Board. The Series C Preferred Stock is convertible after the second anniversary of the closing of the Private Placement into Non-Voting Common Stock or, when transferred under certain limited circumstances to a holder other than an affiliate of Stone Point, Voting Common Stock, at the conversion price of $13.75 per share. In addition, the Company will have the right, if the Non-Voting Common Stock is created and the Amendment is thereafter filed and declared effective by the Pennsylvania Department of State, following the 36-month anniversary of the closing of the Private Placement, to effect the conversion of the Series C Preferred Stock held by the Purchaser into shares of Non-Voting Common Stock, subject to certain conditions, including that the volume-weighted average price per share of the Common Stock exceeds the applicable conversion price of the Series C Preferred Stock for 20 of the 30 consecutive trading days after such anniversary and immediately prior to the conversion date (the “Mandatory Conversion”). The Warrants are exercisable for an aggregate of 922,438 shares of Voting Common Stock in the event of certain transfers to third-party holders, or for Non-Voting Common Stock, if exercised by Stone Point.

Under Pennsylvania law, shareholder approval of an amendment to authorize the creation of the Non-Voting Common Stock is required. Therefore, the Amendment must be approved by the Company’s shareholders in order to permit the filing of the Amendment with the Pennsylvania Department of State.

Potential Effects of the Proposed Amendment

If the Amendment is approved by our shareholders, then we will file the Amendment with the Pennsylvania Department of State promptly following the conclusion of the Annual Meeting and we will have the authority to issue up to 6,653,347 shares initially designated as Non-Voting Common Stock.

Pursuant to the terms of the Amendment, the Non-Voting Common Stock will in all respects carry the same rights, privileges and preferences as the Voting Common Stock (including in respect of dividends and in respect of distributions upon any dissolution, liquidation or winding up of the Company) and will be treated the same as Voting Common Stock (including in any merger, consolidation, share exchange, stock split, reverse stock split, reclassification or other similar transaction) except as otherwise provided in the Amendment.

Each holder of Voting Common Stock will be entitled to one vote for each share of Voting Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote; provided, however, that except as otherwise required by law, holders of Voting Common Stock will not be entitled to vote on any amendment to the Articles (including any amendment to designate the terms of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles (including any amendment to designate the terms of any series of Preferred Stock) or pursuant to Pennsylvania law. The holders of Non-Voting Common Stock will have no voting rights or power and will not be entitled to vote on any matter except as otherwise required by law or as otherwise expressly provided for in the Amendment. The affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, will be required to (i) amend, alter, change or repeal any provision of the Articles if such amendment, alteration, change or repeal would significantly and adversely affect the powers, preferences, rights or privileges of the Non-Voting Common Stock contained in the Articles or (ii) approve (or adopt any definitive document that contemplates) a reorganization event pursuant to which the Non-Voting Common Stock will not be treated on equivalent terms as the Voting Common Stock in connection with any repurchase, tender offer, subscription offer or similar transaction. In addition, so long as any shares of Non-Voting Common Stock are outstanding, the vote or consent of the holders of at least a majority of the outstanding shares of Voting Common Stock and the outstanding shares of Non-Voting Common Stock, voting together as a single class, will be necessary for effecting or validating any voluntary liquidation, dissolution or winding up of the Company.

If the Company declares or pays a dividend with respect to the Voting Common Stock, then the Company must at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Non-Voting Common Stock. If the Company declares or pays a dividend with respect to the Non-Voting Common Stock, then the Company must at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Voting Common Stock. If the Company effects any transaction in which any share of the Voting Common Stock or Non-Voting Common Stock are divided into a greater number of shares (by stock split, subdivision, reclassification or otherwise, but excluding any stock dividend) or any transaction in which any shares of the Voting Common Stock or Non-Voting Common Stock are consolidated or combined into a lesser number of shares (by reclassification, reverse stock split or otherwise) then the shares of the other class of Common Stock shall, concurrently with the effectiveness of any such transaction, be proportionately split, subdivided, reclassified, combined, consolidated, reverse-split or otherwise, as appropriate, in the same manner.

Conversion of all of the shares of Series C Preferred Stock issued in the Private Placement would result in the issuance of an aggregate of 4,727,272 shares of Non-Voting Common Stock or Voting Common Stock, as applicable. If holders of the Series C Preferred Stock choose to receive dividends in the form of additional shares of Series C Preferred Stock and all 138 shares of Series C Preferred Stock to be authorized as dividends are issued, an additional 1,003,636 shares of Non-Voting Common Stock or Voting Common Stock could be issuable upon conversion of such shares. Exercise in full of the Warrants issued in the Private Placement would result in the issuance of an aggregate of 922,438 additional shares of Non-Voting Common Stock or Voting Common Stock, as applicable. A maximum of 6,653,346 shares of Non-Voting Common Stock or Voting Common Stock, as applicable, may be issued upon the conversion of the Series C Preferred Stock and exercise of the Warrants.

If the Company undertakes a reorganization event, including a consolidation, merger, division, share exchange, or other similar business combination of the Company with or into another entity, the Non-Voting Common Stock must be treated in the same manner, including by each holder of any share of Non-Voting Common stock being entitled to receive, at the same time as the holders of any shares of Voting Common Stock and on a pro rata basis with the holders of any shares of Voting Common Stock, the same form and per share amount of cash, securities or other property that the holders of shares of Voting Common Stock receive or are entitled to receive. However, except as otherwise provided, no holder of any shares of Non-Voting Common Stock shall be entitled to vote any shares of Non-Voting Common Stock on such Reorganization Event and (ii) any securities into which any shares of Non-Voting Common Stock are converted into or exchanged for in such event shall (A) be non-voting securities with substantially identical voting and conversion rights, privileges, preferences and limitations as the shares of Non-Voting Common Stock and (B) otherwise be treated in the same manner as the securities into which any shares of Voting Common Stock are converted into or exchanged for in such an event.

In addition, if the Company offers to repurchase or otherwise makes a tender offer with respect to any shares of Voting Common Stock, then the Company shall offer to repurchase shares or otherwise make a tender offer with respect to, as applicable, the Non-Voting Common Stock on a pro rata basis.

Each share of Non-Voting Common Stock that is issued upon conversion of the Series C Preferred Stock or exercise of the Warrants will automatically convert into shares of Voting Common Stock in a transfer (a) in a Widespread Public Offering (as defined in the Certificate of Designation of the Series C Preferred Stock), (b) to the Company, (c) in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities or (d) to a controlling shareholder (each, a “Permitted Regulatory Transfer”). Shares of Voting Common Stock issued upon such a conversion will have the same rights and privileges as the shares of Voting Common Stock then issued and outstanding, including the right to cast one vote per share. Any issuance of additional shares of Voting Common Stock as a result of the conversion of shares of Non-Voting Common Stock would increase the total number of shares of Voting Common Stock outstanding on a one-for-one basis.

The rights and privileges associated with the Voting Common Stock and/or Non-Voting Common Stock issuable upon conversion of the Series C Preferred Stock or exercise of the Warrants will be identical to the rights and privileges associated with the Voting Common Stock or Non-Voting Common Stock, as applicable.

If the Amendment presented in this Proposal 5B is approved, conversion of the Series C Preferred Stock and exercise of the Warrants may result in the issuance of shares Non-Voting Common Stock. As a result, there may be a dilutive effect on the earnings per share of the Company’s existing Common Stock as a class. However, such issuances of Non-Voting Common Stock would not dilute the voting power of holders of the Company’s existing Common Stock.

The Board can determine whether, when and on what terms the issuance of shares of Non-Voting Common Stock may be warranted in connection with any future actions. As a consequence, if the authorization of the Non-Voting Common Stock is approved by our shareholders, the remaining number of authorized shares of Non-Voting Common Stock that are not issued in respect of the Securities issued in the Private Placement would be available for issuance without further action by our shareholders, subject to applicable law or regulation.

Potential Effects if the Proposed Amendment is Not Approved

If we do not receive shareholder approval for the Amendment at this Annual Meeting or at a future annual meeting of our shareholders, then the holders of outstanding shares of Series C Preferred Stock and Warrants will have the option to either (i) continue to hold their shares of Series C Preferred Stock and Warrants, as applicable, and, in the case of Series C Preferred Stock, to collect dividend payments thereon, or (ii) transfer their shares of Series C Preferred Stock and/or Warrants in one or more transactions in which such Series C Preferred Stock and/or Warrants will be convertible into shares of Common Stock. Any issuance of additional shares of Common Stock upon such a transfer would increase the total number of shares of Common Stock outstanding and would dilute the voting power of the current holders of our Voting Common Stock.

In addition, if we do not receive shareholder approval for the Amendment, we will not have the ability to effectuate a Mandatory Conversion of the Series C Preferred Stock, which would result in the Series C Preferred Stock remaining outstanding and continuing to accrue quarterly dividends at a 6.75% annualized rate unless and until the holders of such shares elect to transfer their shares in transactions that would permit the shares to be converted into Common Stock.

Recommendation and Vote

This proposal will be considered approved if a majority of votes cast at the Annual Meeting vote in favor of the proposal. You may vote “For,” “Against,” or “Abstain” from voting on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal 5B.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements of TriState Capital contained in its Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee has discussed with TriState Capital’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by requirements adopted by the Public Company Accounting Oversight Board (“PCAOB”) as well as KPMG’s independence, the scope of its audit, the Company’s critical accounting policies and estimates, recent accounting pronouncements and developments, the critical audit matter addressed during the audit and the Company’s internal control over financial reporting.

In addition, the Audit Committee received the written disclosures and the letter from TriState Capital’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered certified public accountant communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from TriState Capital and its management.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in TriState Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission.

This report is submitted on behalf of the Audit Committee.

David L. Bonvenuto, Chairperson
Anthony J. Buzzelli
E.H. (Gene) Dewhurst
Audrey P. Dunning
Kim A. Ruth

BENEFICIAL OWNERSHIP

The following table provides information regarding the beneficial ownership of our voting stock as of February 28, 2021, for:

•each person known to us to be the beneficial owner of more than five percent of our common stock;
•each of our directors and NEOs; and
•all directors and NEOs, as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, based and in reliance on information filed with the SEC, in our files or furnished to us, including for any non-insider, filings made under Section 13 of the Exchange Act. Except as indicated by the footnotes below, we believe, based on that information, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. The share ownership figures of directors and NEOs in the table may include unvested shares of Restricted Stock granted under our Omnibus Incentive Plan that are subject to forfeiture and transfer restrictions until they vest. Unless otherwise noted, the address for each shareholder listed on the table below is: c/o TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219.

The table below calculates the percentage of beneficial ownership of our common stock based on 33,134,313 shares of common stock outstanding as of February 28, 2021, except as follows. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or other convertible or exercisable securities held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of February 28, 2021; however, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

	Shares of Common Stock
Name of Beneficial Owner	Number Excluding Options or Warrants	Options (1)	Percent Excluding Options or Warrants	Percent (2)
Greater than 5% Shareholders
BlackRock, Inc. (3)	3,174,522	—	9.6%	9.6%
T-VIII PubOpps LP (4) (5) (6)	2,774,826	—	8.4%	8.4%
Directors and Named Executive Officers
David L. Bonvenuto (7)	26,421	—	*	*
Anthony J. Buzzelli	31,000	4,000	*	*
Helen Hanna Casey (8)	87,322	18,000	*	*
David J. Demas (8)	79,613	—	*	*
E.H. (Gene) Dewhurst	34,301	18,000	*	*
James J. Dolan (10)	65,457	6,000	*	*
Christopher M. Doody	—	—	*	*
Audrey P. Dunning	9,412	—	*	*
Brian S. Fetterolf (11)	362,452	—	1.1%	1.1%
James F. Getz (12)	1,460,088	—	4.4%	4.4%
Michael R. Harris	11,762	—	*	*
Timothy J. Riddle (13)	284,825	—	*	*
Kim A. Ruth (14)	20,000	—	*	*
A. William Schenck III (15)	109,225	—	*	*
John B. Yasinsky (16)	48,500	12,000	*	*
All directors and NEOs as a group (15 persons)	2,630,378	58,000	7.9%	8.1%
*    Represents less than 1%.
(1)Represents shares subject to options granted under the 2006 Stock Option Plan or the Omnibus Incentive Plan that are currently exercisable or exercisable within 60 days of February 28, 2021.
(2)Percentage calculated based on number of shares outstanding as of February 28, 2021, plus the shares subject to options currently exercisable or exercisable within 60 days of February 28, 2021, for the named person or group but for no other person or group.

(3)Based upon Schedule 13G/A filed with the SEC on January 27, 2021, as of December 31, 2020, BlackRock, Inc. has sole voting power with respect to 3,009,191 shares of our common stock and power to dispose or to direct the disposition of 3,174,522 shares of our common stock. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)Based upon Schedule 13D filed with the SEC on December 31, 2020, as of December 31, 2020, jointly by T-VIII PubOpps, T-VIII PubOpps GP LLC, a Delaware limited liability company (“T8 GP”), Trident VIII, L.P., a Cayman Islands exempted limited partnership (“Trident VIII”), Trident Capital VIII, L.P., a Cayman Islands exempted limited partnership (“Trident VIII GP”) (collectively, the “Stone Point Entities”), and Stone Point. The sole general partner of T-VIII PubOpps is T8 GP. As the general partner of T-VIII PubOpps, T8 GP holds voting and investment power with respect to the shares of common stock that are, or may be deemed to be, beneficially owned by T-VIII PubOpps. The sole managing member of T8 GP is Trident VIII. As the sole managing member of T8 GP, Trident VIII holds voting and investment power with respect to the shares of common stock that are, or may be deemed to be, beneficially owned by T8 GP. The sole general partner of Trident VIII is Trident VIII GP. As the general partner of Trident VIII, Trident VIII GP holds voting and investment power with respect to the shares of common stock that are, or may be deemed to be, beneficially owned by Trident VIII. The general partners of Trident VIII GP are five single member limited liability companies that are owned by individuals who are members of Stone Point (Charles A. Davis, Stephen Friedman, James D. Carey, David J. Wermuth and Nicolas D. Zerbib). Pursuant to certain management agreements, Stone Point has received delegated authority from Trident VIII GP relating to Trident VIII, including the authority to exercise voting rights of shares of common stock on behalf of Trident VIII, except with respect to any portfolio investment where Trident VIII controls 10% or more of the voting power of such portfolio company, in which case delegated discretion to exercise voting rights may not be exercised on behalf of Trident VIII without first receiving direction from the Investment Committee of Trident VIII GP or a majority of the general partners of Trident VIII GP. The management agreements do not delegate any power with respect to the disposition of shares of common stock held by Trident VIII. The principal business address for T-VIII PubOpps is c/o CSC at 251 Little Falls Drive, Wilmington, Delaware 19808.
(5)Includes 4,743 of restricted stock issued to Stone Point in connection with the appointment of Mr. Doody to the Board.
(6)In addition, Stone Point holds warrants to purchase up to 922,438 of non-voting common stock, if exercised by Stone Point.
(7)In addition to common stock owned, Mr. Bonvenuto owns 1,000 depositary shares representing a 1/40th interest in our 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value.
(8)Includes 28,820 shares held by Ms. Casey jointly of record with her spouse, Stephen Casey. In addition to common stock owned, Ms. Casey owns 20,000 depositary shares representing a 1/40th interest in our 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value.
(9)Includes 8,000 shares held in an IRA account in the name of Mr. Demas’s spouse, Shannon L. Hungerford; 3,000 shares held jointly of record with his spouse; and 3,200 shares held in an IRA account in Mr. Demas’s name. In addition to common stock owned, Mr. Demas owns 3,450 depositary shares representing a 1/40th interest in our 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value (1,000 of which are held in an IRA account in the name of Mr. Demas’s spouse, Shannon L. Hungerford) and 1,100 depositary shares representing a 1/40th interest in our 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value held in an IRA account in the name of Mr. Demas’s spouse, Shannon L. Hungerford.
(10)Includes 33,632 shares held by Mr. Dolan jointly of record with his spouse, Patricia D. Dolan; 8,200 shares held by Mr. Dolan’s spouse individually, with respect to which Mr. Dolan disclaims beneficial ownership; and 2,500 shares held by Charles Schwab and Co, Inc., Custodian of James J. Dolan Roth Contributory IRA. In addition to common stock owned, Mr. Dolan owns 9,000 depositary shares representing a 1/40th interest in our 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value, held by Mr. Dolan jointly of record with his spouse, Patricia D. Dolan and 8,700 depositary shares representing a 1/40 interest in our 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value, held by Mr. Dolan’s spouse individually, with respect to which Mr. Dolan disclaims beneficial ownership.
(11)Includes 87,439 shares held by Mr. Fetterolf jointly of record with his spouse, Jennifer Fetterolf; 13,334 shares held by Trust for Donald L. Fetterolf for which Mr. Fetterolf serves as one of two trustees and is a beneficiary of the trust; and 10,750 shares held by Crosshair Ventures, L.P. for which Mr. Fetterolf is the President of and has an interest in its general partner. In addition to common stock owned, Mr. Fetterolf owns 4,000 depositary shares representing a 1/40th interest in our 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value, and 1,000 depositary shares representing a 1/40 interest in our 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value.
(12)Includes 145,508 shares held by Stephens Inc., FBO James F. Getz Individual Retirement Account; 347,173 shares held by Getz Enterprises, L.P. of which Mr. Getz is the General Partner (all of which are pledged as collateral by Getz Enterprises, L.P.); and 549,210 shares held by Mr. Getz jointly of record with his spouse, Elinor M. Getz (357,827 of which are pledged as collateral by Mr. and Mrs. Getz).
(13)Includes 6,500 shares held by Mr. Riddle’s son individually, with respect to which Mr. Riddle disclaims beneficial ownership.
(14)Includes 5,000 shares held by Ms. Ruth jointly of record with her spouse, David Ruth.
(15)Includes 100,000 shares held by the A. William Schenck III Revocable Trust for which Mr. Schenck serves as Trustee; 8,700 shares held by Mr. Schenck jointly of record with his spouse, Mikell Schenck; and 400 shares held as custodian for the benefit of Mr. Schenck’s four grandchildren.
(16)Includes 27,500 shares held by Mr. Yasinsky jointly of record with his wife, Marlene A. Yasinsky.

We have adopted a comprehensive and detailed insider trading policy that regulates trading by our insiders, including our NEOs and directors. Among other things, our executive officers and directors are prohibited from holding our common stock in margin accounts or pledging our common stock as collateral for a loan; provided, however, that our General Counsel may on a case-by-case basis grant an exception to the prohibition against holding our securities in a margin account or pledging our common stock as collateral for a loan (not including margin debt) if the executive officer or director can clearly demonstrate the financial capacity to repay the loan without resort to the pledged common stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are also required to furnish us with copies of all such reports they file. Based solely upon a review of the reports filed pursuant to Section 16 of the Exchange Act and written representations of our executive officers and directors, we believe that our directors, executive officers and greater than 10% beneficial owners timely filed all reports required under Section 16, except for the following instances which were related to administrative oversights: (1) Ms. Dunning reported, in a Form 4 filed on July 30, 2020, a purchase of common stock on July 24, 2020; (2) Mr. Seidel, who retired from the Board effective April 15, 2020, reported, in a Form 4 filed on February 25, 2020 and amended on April 16, 2020, a cancellation of options through a mutual agreement with the Company pursuant to a Company option cancellation program on February 24, 2020; (3) Ms. Casey reported, in a Form 4 filed on December 10, 2020, an exercise of options to purchase common stock on December 7, 2020; (4) Mr. Getz reported, in a Form 5 filed on March 11, 2021, a net settlement transaction related to the vesting of restricted stock on January 12, 2020; and (5) Mr. Fetterolf reported, in a Form 5 filed on March 11, 2021, a net settlement transaction related to the vesting of restricted stock on January 12, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and NEOs described in the “Executive Compensation” section above, below is a description of each transaction since January 1, 2020, and each proposed transaction in which:

•we have been or are to be a participant;
•the amount involved exceeds or will exceed $120,000; and
•any of our directors, director nominees, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Ordinary Banking Relationships

Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have participated in transactions with, TriState Capital Bank or us in the ordinary course of business. These transactions include deposits, loans and other financial services related transactions. Such related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than a normal risk of collectability or present other features unfavorable to us. As of the record date, April 1, 2021, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.

For additional information on related party transactions, please refer to Note 20, “Related Party Transactions” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Other Related Party Transactions

We have obtained services from companies affiliated with certain of our directors in the normal course of business on an arms-length basis with customary terms and conditions. Such services included aircraft charter scheduling services from Voyager Jet Center, a company partially and indirectly owned by Mr. James J. Dolan and his adult children. We chose to utilize the services as a safe alternative to commercial airline travel during the pandemic, which is more heavily populated and poses a greater health risk to our employees. The Company paid Voyager Jet Center approximately $36,770 for charter scheduling services and approximately $215,000, which was paid by Voyager Jet Center to the unrelated, unaffiliated owners of the aircraft for the use of their aircraft and fuel for a total of approximately $252,000. The charter services were for business use by directors, NEOs and other employees, and the Company has determined that the fees paid are competitive and fair, especially for a provider that the Company had enhanced confidence in during the pandemic. Mr. Dolan indirectly owns 17% of Voyager Jet Center, and Mr. Dolan’s adult children indirectly own 66% of Voyager Jet Center. The Company’s use of Voyager Jet Center was reviewed and approved in accordance with the Company’s related party transaction policies and procedures.

Policies and Procedures Regarding Related Party Transactions

Transactions by TriState Capital or our affiliates with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by TriState Capital Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by TriState Capital Bank to its executive officers, directors, and principal shareholders). We and TriState Capital Bank, have adopted policies designed to ensure compliance with these regulatory requirements and restrictions.

In addition, the Board adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and Nasdaq concerning related party transactions (the “Related Party Transactions Policy”). Under this policy, related party transactions are transactions in which we are a participant, the amount involved exceeds $10,000 and a related party has or will have a direct or indirect material interest. Related parties of TriState Capital include directors (including nominees for election as directors), executive officers, beneficial holders of more than 5% of our capital stock and the immediate family members of these persons. Our Chief Risk Officer, in consultation with management and outside counsel, as appropriate, reviews potential related party transactions to determine if they are subject to the policy and, if they are, whether to approve or disapprove them, subject to review by the Nominating and Corporate Governance Committee, or to refer them to that committee without an approval or disapproval. In determining whether to approve or ratify the Chief Risk Officer’s approval of a related party transaction, the Nominating and Corporate Governance Committee considers, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interest for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies. Each of the related party transactions described above were approved pursuant to the Company’s policies and procedures. Our Related Party Transactions Policy is available on our investor relations website at https://ir.tscbank.com/Governance.

ADDITIONAL INFORMATION

Shareholder Nominees for Director

Shareholders may submit nominees for director in accordance with our Bylaws. Under our Bylaws, a shareholder’s notice to nominate a director must be in writing and set forth (1) as to each proposed nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (2) as to such shareholder, the shareholder’s name and address, and the class and number of shares of our common stock that are beneficially owned by such shareholder. Nominations for director for the 2022 Annual Meeting of Shareholders must be delivered no later than 60 days prior to the anniversary date of the 2021 Annual Meeting or March 18, 2022. Nominations should be directed to: TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary.

Shareholder Proposals for 2022

Shareholders interested in submitting a proposal for inclusion in the proxy materials for our 2022 Annual Meeting of Shareholders in 2022 may do so by following the procedures prescribed in Exchange Act Rule 14a-8. Such proposal and supporting statements, if any, must be received by us at our principal executive offices, located at: TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary, no later than the close of business on December 8, 2021. Any such proposal must comply with the requirements of Exchange Act Rule 14a-8.

Advance Notice Procedures

Under our Bylaws, no business may be brought before an annual meeting unless it is brought before the meeting by or at the direction of the Board or by a shareholder who has delivered timely notice to us. Shareholder proposals to be presented at the 2022 Annual Meeting of Shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the proxy statement (including a director nomination) for the 2022 Annual Meeting of Shareholders must contain certain information specified in the Bylaws and be delivered no later than 60 days prior to the anniversary date of the 2021 Annual Meeting, or March 18, 2022 to the following address: TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means additional convenience for shareholders and cost savings for companies by reducing printing and postage costs.

This year, we expect that a number of brokers with account holders who are holders of shares of our common stock will be “householding” our proxy materials. A single set of printed proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received by us from the affected shareholders. If you have received a notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of printed proxy materials, please notify your broker or us. Direct your written request to TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219, ATTN: Corporate Secretary or call us at 412-304-0304. Shareholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Annual Report

A copy of our 2020 Annual Report on Form 10-K was distributed with these proxy materials and is also available on our website at https://ir.tscbank.com/AnnualMeeting. Upon written request, we will furnish to any shareholder, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2020.

Other Matters

Management knows of no other matters to be brought before the Annual Meeting. However, should any other matter requiring a vote of the shareholders properly come before the meeting, the persons named in the enclosed proxy will vote the shares represented by the proxies on such matter as determined by a majority of the Board. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC’s rules allow us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information to you by referring you to another document. Any information referred to in this way is considered part of this proxy statement from the date we file that document. We incorporate by reference into this proxy statement the following document or information filed with the SEC (File No. 001-35913) other than, in each case, documents or information deemed to have been furnished and not filed in accordance with the SEC’s rules:

•our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 25, 2021.

Any documents incorporated by reference into this proxy statement are available without charge to you, upon written request on the Internet at www.tristatecapitalbank.com or upon written or oral request by contacting our Investor Relations department at TriState Capital Holdings, Inc., One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, PA 15219, ATTN: Investor Relations, (412) 304-0304. The reference to our website is not intended to be an active link and the information on, or that can be accessed through, our website is not, and you must not consider the information to be, a part of this proxy statement or any other filings we make with the SEC.

Appendix A
SECOND AMENDMENT TO THE 2014 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT (this “Amendment”) to the TriState Capital Holdings, Inc. Omnibus Incentive Plan (as amended from time to time, the “Plan”), is made and adopted by the Board of Directors (the “Board”) of TriState Capital Holdings, Inc. (the “Company”), effective as of the Effective Date (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

WHEREAS, the Company has previously adopted, and the Company’s shareholders have previously approved, the Plan;

WHEREAS, pursuant to Section 4.1 of the Plan, the Board has the authority to amend the Plan, subject to certain limitations;

WHEREAS, the Board believes it is in the best interests of the Company and its shareholders to amend the Plan as set forth herein; and

WHEREAS, this Amendment shall become effective upon the approval of this Amendment by the Company’s shareholders at the annual meeting of shareholders held on May 17, 2021 (the date of such approval, the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

1.Section 1.6.1 of the Plan is hereby amended to (i) increase the aggregate number of shares available for issuance under the Plan by 800,000 and (ii) increase the aggregate number of shares available for issuance as Incentive Stock Options by 800,000.

2.Section 1.4 of the Plan is hereby amended to state as follows:

Awards under the Plan may be made to current Employees; Contractors; Directors (or, with respect to Awards other than stock options, any person or entity with the contractual right to representation on the Board); or solely with respect to their final year of service, former Employees. For the avoidance of doubt, any references to “persons” who have received Awards shall include any entities that have received Awards pursuant to this Section 1.4.

3.Section 1.6.3 of the Plan is hereby amended to state as follows:

In order to retain and compensate Directors for their services, and to strengthen the alignment of their interests with those of the shareholders of TriState, the Plan permits the grant of stock-based awards to Directors (or, with respect to Awards other than stock options, any person or entity with the contractual right to representation on the Board). Aggregate Awards to any one non-employee Director (or any person or entity with the contractual right to representation on the Board) in respect of any calendar year, solely with respect to service on the Board, may not exceed 50,000 shares.

4.This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

5.Except as expressly provided herein, all terms and conditions of the Plan shall continue in full force and effect.

* * *

A-1

Appendix B
AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU
ARTICLES OF AMENDMENT OF
TRISTATE CAPITAL HOLDINGS, INC.

Pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a), the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.The name of the corporation is: TriState Capital Holdings, Inc.

2.The text of each amendment adopted is as follows:

Article FOURTH, as contained in the corporation’s Amended and Restated Articles of Incorporation filed May 25, 2006, shall be deleted in its entirety and now reads as follows:

“FOURTH:

Section 4.1. Total Authorized Shares of Capital Stock. The aggregate number of shares of capital stock that the Corporation shall have authority to issue is 58,456,694 shares of capital stock, divided into two classes as follows:

Class	Number of Shares	Par Value
Common Stock (the “Common Stock”)	58,306,694	none
Preferred Stock (the “Preferred Stock”)	150,000	none

Section 4.2. Classes of Common Stock. The Common Stock shall consist of two separate classes, of which 51,653,347 shares shall be designated as Voting Common Stock (“Voting Common Stock”) and 6,653,347 shares shall be designated as Non-Voting Common Stock (“Non-Voting Common Stock”). Except as otherwise expressly provided herein, Non-Voting Common Stock shall in all respects carry the same rights, privileges and preferences as the Voting Common Stock (including in respect of dividends and in respect of distributions upon any dissolution, liquidation or winding up of the Corporation) and shall be treated the same as Voting Common Stock (including in any merger, consolidation, share exchange, stock split, reverse stock split, reclassification or other similar transaction).

Section 4.3. Classes of Common Stock. Except as otherwise provided herein, the holders of the shares of Voting Common Stock shall, as such, vote together as a single class on all matters on which shareholders are generally entitled to vote. Each holder of any shares of Voting Common Stock, as such, shall be entitled to one vote for each share of Voting Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote; provided, however, that except as otherwise required by law, holders of Voting Common Stock, as such, shall not be entitled to vote on any amendment to these Articles of Incorporation (including any amendment to designate the terms of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any amendment to designate the terms of any series of Preferred Stock) or pursuant to the Business Corporation Law of 1988, as amended (the “Pennsylvania Business Corporation Law”). The holders of Non-Voting Common Stock, as such, shall have no voting rights or power and shall not be entitled to vote on any matter except as otherwise required by law or as otherwise expressly provided for herein. The affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, shall be required to (A) amend, alter, change or repeal any provision of these Articles of Incorporation if such amendment, alteration, change or repeal would significantly and adversely affect the powers, preferences, rights or privileges of the Non-Voting Common Stock contained in these Articles of Incorporation or (B) approve (or adopt any definitive document that contemplates the) consummation of a Reorganization Event (as defined below) in connection with which the Non- Voting Common Stock are not treated as provided in Section 4.8.

So long as any shares of Non-Voting Common Stock are outstanding, the vote or consent of the holders of at least a majority of the outstanding shares of Voting Common Stock and the outstanding shares of Non-Voting Common Stock, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating, whether or not such approval is required by Pennsylvania law, any voluntary liquidation, dissolution or winding up of the Corporation.

Section 4.4. Dividends. If the Corporation declares or pays a dividend with respect to the Voting Common Stock, then the Corporation shall at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Non-Voting Common Stock. If the Corporation declares or pays a dividend with respect to the Non-Voting Common Stock, then the Corporation shall at the same time declare and pay an equivalent dividend, on a per share basis, with respect to the Voting Common Stock. If a

Appendix B
Stock Dividend (as defined below) with respect to the Voting Common Stock consists of shares of, or rights, options or warrants to purchase or otherwise acquire, shares of Voting Common Stock, then the equivalent Stock Dividend with respect to the Non-Voting Common Stock shall consist of shares of, or rights, option or warrants to purchase or otherwise acquire, Non-Voting Common Stock. As used herein, “Stock Dividend” means any dividend payable in shares of the Corporation’s capital stock or rights, options or warrants to purchase or otherwise acquire the Corporation’s capital stock.

Section 4.5. Stock Splits, Subdivisions, Combinations, etc. If, at any time, the Corporation shall effect any transaction in which any shares of Voting Common Stock or any shares of Non- Voting Common Stock are divided into a greater number of shares (by stock split, subdivision, reclassification or otherwise, but excluding any Stock Dividend), or any transaction in which any shares of Voting Common Stock or any shares of Non-Voting Common Stock are consolidated or combined into a lesser number of shares (by reclassification, reverse stock split or otherwise), then, in each case, the shares of the other class of Common Stock shall, concurrently with the effectiveness of any such transaction, be proportionately split, subdivided, reclassified, combined, consolidated, reverse-split or otherwise, as appropriate, such that the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately following such transaction shall bear the same relationship to each other as did the number of shares of Voting Common Stock and Non-Voting Stock outstanding immediately prior to such transaction. Notwithstanding the foregoing, in any such transaction, (a) no holder of any shares of Voting Common Stock shall be entitled to receive, in respect of the shares of Voting Common Stock held by such holder, any shares of Non-Voting Common Stock (and instead such holder shall be entitled to receive shares of Voting Common Stock) and (b) no holder of any shares of Non- Voting Common Stock shall be entitled to receive, in respect of the shares of Non-Voting Common Stock held by such holder, any shares of Voting Common Stock (and instead such holder shall be entitled to receive shares of Non-Voting Common Stock).

Section 4.6. Conversion of Non-Voting Common Stock.

a.Conversion. Effective immediately upon any Permitted Regulatory Transfer (as defined below), each share of Non-Voting Common Stock so transferred shall automatically be converted into one share of Voting Common Stock. All shares of Voting Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non-assessable and clear of all liens, security interests, charges and other encumbrances (other than liens, security interests, charges and other encumbrances resulting from actions of the transferee, and any transfer restrictions arising under applicable securities laws).

b.Effectiveness of Conversion. As of the close of business on the date of conversion, shares of Non-Voting Common Stock converted in accordance with this Section 4.6 shall not be deemed to be outstanding for any purpose and holders of converted Non-Voting Common Stock shall have no rights with respect to the Non-Voting Common Stock so converted, other than the right for the transferee in the Permitted Regulatory Transfer to receive the shares of Voting Common Stock issuable upon conversion of such Non-Voting Common Stock. Prior to the close of business on the date of conversion with respect to any share of Non-Voting Common Stock, shares of Voting Common Stock (or other securities) issuable upon conversion thereof shall not be deemed to be outstanding for any purpose and the holder of the to be converted shares of Non-Voting Common Stock shall have no rights or powers with respect to the Voting Common Stock into which such Non-Voting Common Stock shall be converted (including voting power) by virtue of holding such shares of Non-Voting Common Stock. Shares of Non-Voting Common Stock converted in accordance with this Section 4.6 shall automatically be retired and shall resume the status of authorized but unissued Non-Voting Common Stock, available for future issuance.

c.Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Voting Common Stock such number of shares of Voting Common Stock that shall from time to time be sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock and all shares of Non-Voting Common Stock that may be issuable upon conversion of any Preferred Stock or the exercise of any warrant of the Corporation.

d.Certain Definitions. As used herein, (i) “Permitted Regulatory Transfer” means any transfer in a Widespread Public Distribution (as defined below), (B) to the Corporation, (C) in a transfer in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding securities of any class of voting securities of the issuing company or (D) to a transferee that would control more than 50% of every class of voting securities of the issuing company without any transfer from the Person (for the avoidance of doubt, a Permitted Regulatory Transfer does not include a Transfer to any Affiliate of Purchaser or to any other person with which Purchaser is presumed to be acting in concert under 12 C.F.R. § 303.82(b)(2)), (ii) “Widespread Public Distribution” means any widespread public offering (including, without limitation, in a Block Trade (as defined in the Registration Rights Agreement (as defined below)), an Underwritten Shelf Take-Down (as defined in the Registration Rights Agreement) or any other transfer to an underwriter for the purpose of conducting a widespread public distribution or sale of securities, or sales pursuant to Rule 144 under the Securities Act of 1933, as amended), (iii) “Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust and (iv) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of December 30, 2020, by and between the Corporation and T-VIII PubOpps LP.

Appendix B
Section 4.7. Reorganization Events. In the event of any (a) consolidation, merger, division, share exchange or other similar business combination of the Corporation with or into another Person, in each case, pursuant to which the Voting Common Stock will be converted into cash, securities or other property of the Corporation or another Person, or the right to receive cash, securities or other property of the Corporation or another Person, (b) sale, transfer, lease, conveyance or other disposition to another Person of all or substantially all of the property or assets of the Corporation or any of its subsidiaries, in each case, pursuant to which the Voting Common Stock will be converted into cash, securities or other property of the Corporation or another Person, or the right to receive cash, securities or other property of the Corporation or another Person or (c) change, including by capital reorganization, reclassification or otherwise (other than a transaction resulting in an adjustment pursuant to Section 4.5), of the Voting Common Stock into any other securities (any such event, a “Reorganization Event”), each share of Non-Voting Common Stock shall be treated in all respects in the same manner as the shares of Voting Common Stock, including by each holder of any shares of Non-Voting Common Stock being entitled to receive, at the same time as the holders of any shares of Voting Common Stock and on a pro rata basis with the holders of any shares of Voting Common Stock (based upon the number of shares of Voting Common Stock then outstanding and the number of shares of Non- Voting Common Stock then outstanding), the same form and per share amount of cash, securities or other property that the holders of shares of Voting Common Stock receives or is entitled to receive; provided that (i) except as otherwise provided herein, no holder of any shares of Non- Voting Common Stock shall be entitled to vote any shares of Non-Voting Common Stock on such Reorganization Event and (ii) any securities into which any shares of Non-Voting Common Stock are converted into or exchanged for in such Reorganization Event shall (A) be non-voting securities with substantially identical voting and conversion rights, privileges, preferences and limitations as the shares of Non-Voting Common Stock and (B) otherwise be treated in the same manner as the securities into which any shares of Voting Common Stock are converted into or exchanged for in such Reorganization Even (including through rights and provisions that are substantially identical to those set forth in Sections 4.4, 4.5 and 4.8 and this Section 4.7) ((A) and (B), the “Applicable Requirements”). With respect to any applicable Reorganization Event, the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the then outstanding shares of Non-Voting Common Stock) and take such actions necessary to ensure that the Applicable Requirements are satisfied. If, with respect to any Reorganization Event, the holders of shares of Voting Common Stock have the right to elect the form of consideration to be received in such Reorganization Event, the holders of Non- Voting Common Stock shall be entitled to participate in such election on the same terms and subject to the same conditions, and in accordance with the same procedures and pro ration mechanics, that apply with respect to the right of the holders of shares of Voting Common Stock to make any such election.

Section 4.8. Repurchases and Other Offers. In the event that the Corporation offers to repurchase any shares of Voting Common Stock from its shareholders generally, or otherwise makes a tender offer with respect to any shares of Voting Common Stock, the Corporation shall offer to repurchase shares of or otherwise make a tender offer with respect to, as applicable, Non-Voting Common Stock pro rata based upon the number of shares of Voting Common Stock then outstanding and the number of shares of Non-Voting Common Stock then outstanding on the same terms and conditions that apply to the offer to repurchase shares of, or other tender offer with respect to, Voting Common Stock. In the event of any subscription offer, rights offer or similar offer to any holders of any shares of Voting Common Stock, the Corporation shall provide the holders of shares of Non-Voting Common Stock the right to participate in such subscription offer, rights offer or similar offer pro rata based upon the number of shares of Voting Common Stock then outstanding and the number of shares of Non-Voting Common Stock then outstanding and on the same terms and conditions that apply to the shares of Voting Common Stock with respect to such subscription offer, rights offer or similar offer; provided that any shares issued with respect to the Non-Voting Common Stock shall be issued in the form of Non-Voting Common Stock rather than Voting Common Stock.

Section 4.9. Preferred Stock. The shares of the Preferred Stock may be issued from time to time in series. Each series will be designated so to distinguish the shares thereof from the shares of all other series. All shares of any particular series will be identical except, if entitled to cumulative dividends, as to the date or dates from which dividends thereon will be cumulative. Any series of the Preferred Stock may differ from any other series with respect to any designation, preference, qualification, privilege, limitation, restriction, special or relative right, or other term or condition. The Board of Directors of the Company is expressly vested with authority to establish and designate any one or more series of the Preferred Stock by filing a certificate of designations pursuant to the Pennsylvania Business Corporation Law and to fix and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, special or relative rights, or other terms and conditions of any series created thereby. In the event that at any time the directors of the Corporation will have established and designated one or more series of the Preferred Stock consisting of a number of shares which constitutes less than all of the authorized number of the Preferred Stock, the remaining authorized preferred shares will be deemed to be shares of an undesignated series of the Preferred Stock until designated by the directors of the Corporation as being part of a series previously established or a new series then being established by the directors.

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

Not applicable.

4. The date of adoption of each amendment was as follows: ________, 2021.

5. The amendment was approved by shareholder action, and such shareholder approval was obtained as required by 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

Appendix B

6. These articles will be effective upon filing.
This the ___ day of _______, 2021.
TRISTATE CAPITAL HOLDINGS, INC.

By:
Name:
Title:

TRISTATE CAPITAL HOLDINGS, INC. - ANNUAL MEETING OF SHAREHOLDERS, MAY 17, 2021

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.Via the Internet at www.cesvote.com and follow the instructions.
or
2.Call toll free 1-888-693-8683 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
3.Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY
TRISTATE CAPITAL HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2021
9:00 a.m., Eastern Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The signer hereby appoints James F. Getz, Brian S. Fetterolf, and Karla Villatoro de Friedman, or any successors thereto, each with full powers of substitution, to act as attorney and proxy for the signer to vote all shares of the common stock (“TriState Capital Common Stock”) of TriState Capital Holdings, Inc. (“TriState Capital”), which the signer is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”), to be held on Monday, May 17, 2021, over the internet in a virtual-only format, at 9:00 a.m., Eastern Time, at www.issuerdirect.com/virtual-event/tsc, and at any and all adjournments thereof, as indicated on the reverse hereof.
    Only the shareholders of record on April 1, 2021, are entitled to notice of, attend and to vote at the Meeting or any adjournment thereof.
    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5A, and PROPOSAL 5B. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

    The Board of Directors of TriState Capital recommends that you vote “FOR” the Election of Class I Directors, “FOR” the approval of the advisory (non-binding) resolution relating to the compensation of TriState Capital’s named executive officers, “FOR” the ratification of the appointment of KPMG LLP, “FOR” the amendment to the Omnibus Incentive Plan to increase the number of authorized shares of common stock and to clarify eligibility for participation under the Omnibus Incentive Plan, “FOR” the increase of shares of common stock, and “FOR” the creation of non-voting common stock.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET, TELEPHONE OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
TRISTATE CAPITAL HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS MAY 17, 2021

YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1.	By Internet; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Mail.
To Vote by Internet:
Go to www.cesvote.com prior to 3:00 a.m., Eastern Time, on May 17, 2021. (Use Control Number at the bottom of the page)
To Vote by Telephone:
Call 1-888-693-8683 Toll-Free on a Touch-Tone Phone any time prior to 3:00 a.m., Eastern Time, on May 17, 2021. (Use Control Number at the bottom of the page)
Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.
Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL
PLEASE DO NOT DETACH

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE	For	With-hold	For All Except
					For	Against	Abstain
1. ELECTION OF CLASS I DIRECTORS	☐	☐	☐	2. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	☐	☐	☐
Nominees:
					For	Against	Abstain
(01) David L. Bonvenuto - 4 Year Term				3. RATIFICATION OF THE APPOINTMENT OF KPMG LLP FOR FISCAL YEAR 2021	☐	☐	☐

(02) James J. Dolan - 4 Year Term
					For	Against	Abstain
(03) Audrey P. Dunning - 4 Year Term				4. AMEND OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED AND CLARIFY ELIGIBILITY FOR PARTICIPATION UNDER THE OMNIBUS INCENTIVE PLAN	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

					For	Against	Abstain
				5A. AUTHORIZE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK	☐	☐	☐
The signer acknowledges receipt from TriState Capital prior to execution of this proxy of the Notice of Annual Meeting and the proxy statement. The signer hereby revokes any and all proxies heretofore given with respect to the signer’s shares of TriState Capital Common Stock.

					For	Against	Abstain
				5B. CREATE NON-VOTING CLASS OF COMMON STOCK	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.	Date
Should the signer be present and elect to vote at the meeting or at any adjournment thereof and after notification to the Corporate Secretary of TriState Capital at the annual meeting of the shareholders’ decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Sign above	Co-holder (if any) sign above

Where shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.	Control Number